SPARTAN(registered trademark)

(REGISTERED TRADEMARK)

NEW JERSEY MUNICIPAL
FUNDS
AND
FIDELITY
NEW JERSEY MUNICIPAL
MONEY MARKET FUND
SEMIANNUAL REPORT
MAY 31, 1998
CONTENTS



PRESIDENT'S MESSAGE                              3    NED JOHNSON ON INVESTING STRATEGIES

SPARTAN NEW JERSEY MUNICIPAL INCOME FUND

                                                 4    PERFORMANCE

                                                 7    FUND TALK: THE MANAGER'S OVERVIEW

                                                 10   INVESTMENT CHANGES

                                                 11   INVESTMENTS

                                                 19   FINANCIAL STATEMENTS

SPARTAN NEW JERSEY MUNICIPAL MONEY MARKET FUND

                                                 23   PERFORMANCE

                                                 25   FUND TALK: THE MANAGER'S OVERVIEW

                                                 27   INVESTMENT CHANGES

                                                 28   INVESTMENTS

                                                 35   FINANCIAL STATEMENTS

FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND

                                                 39   PERFORMANCE

                                                 41   FUND TALK: THE MANAGER'S OVERVIEW

                                                 43   INVESTMENT CHANGES

                                                 44   INVESTMENTS

                                                 50   FINANCIAL STATEMENTS

NOTES                                            54   NOTES TO THE FINANCIAL STATEMENTS




To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888
FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND
MONEY.
PRESIDENT'S MESSAGE



(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
While low interest rates and subdued inflation provided support for stock and bond markets in the U.S. during the first five months of 1998, concerns about continuing economic and political difficulties in Asia colored their performance. The stock market reached record heights due to stronger-than-expected corporate earnings, but retreated at times when concerns surfaced about how the Asian volatility would affect business prospects. The bond market benefited from these retreats, as investors sought alternatives offering lower volatility.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. You should also keep money you'll need in the near future in a more stable investment.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
SPARTAN NEW JERSEY MUNICIPAL INCOME FUND
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past 10 years total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED MAY 31, 1998                  PAST 6  PAST 1  PAST 5  PAST 10
                                            MONTHS  YEAR    YEARS   YEARS

SPARTAN NJ MUNICIPAL INCOME                 3.40%   8.44%   33.40%  121.89%

LB NEW JERSEY MUNICIPAL BOND WITH           3.60%   9.04%   N/A     N/A
 PORT AUTHORITY OF NEW YORK AND NEW JERSEY

NEW JERSEY MUNICIPAL DEBT FUNDS AVERAGE     3.44%   8.58%   32.31%  119.47%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers New Jersey Municipal Bond Index with Port Authority of New York and New Jersey - a total return performance benchmark for New Jersey investment-grade municipal bonds, including Port Authority of New York and New Jersey bonds, with maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the New Jersey municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 59 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED MAY 31, 1998                       PAST 1  PAST 5  PAST 10
                                                 YEAR    YEARS   YEARS

SPARTAN NJ MUNICIPAL INCOME                      8.44%   5.93%   8.30%

LB NEW JERSEY MUNICIPAL BOND WITH                9.04%   N/A     N/A
 PORT AUTHORITY OF NEW YORK AND NEW JERSEY

NEW JERSEY MUNICIPAL DEBT FUNDS AVERAGE          8.58%   5.76%   8.18%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
             Spartan NJ Muni Income      LB Municipal Bond
             00416                       LB015
  1988/05/31      10000.00                    10000.00
  1988/06/30      10224.77                    10146.30
  1988/07/31      10289.56                    10212.45
  1988/08/31      10314.59                    10221.44
  1988/09/30      10554.94                    10406.45
  1988/10/31      10848.46                    10589.60
  1988/11/30      10685.06                    10492.60
  1988/12/31      10877.66                    10599.94
  1989/01/31      11045.84                    10819.15
  1989/02/28      10918.73                    10695.70
  1989/03/31      10929.01                    10670.14
  1989/04/30      11250.89                    10923.45
  1989/05/31      11488.15                    11150.33
  1989/06/30      11671.80                    11301.75
  1989/07/31      11800.59                    11455.57
  1989/08/31      11655.41                    11343.42
  1989/09/30      11610.83                    11309.61
  1989/10/31      11772.74                    11447.93
  1989/11/30      11948.36                    11648.27
  1989/12/31      12003.34                    11743.55
  1990/01/31      11884.09                    11688.00
  1990/02/28      12005.10                    11792.03
  1990/03/31      12026.00                    11795.56
  1990/04/30      11869.67                    11710.16
  1990/05/31      12179.21                    11965.80
  1990/06/30      12302.26                    12070.98
  1990/07/31      12494.95                    12248.42
  1990/08/31      12253.93                    12070.57
  1990/09/30      12332.86                    12077.45
  1990/10/31      12507.45                    12296.54
  1990/11/30      12803.19                    12543.82
  1990/12/31      12860.66                    12598.39
  1991/01/31      13016.53                    12767.46
  1991/02/28      13099.45                    12878.53
  1991/03/31      13133.04                    12883.17
  1991/04/30      13315.62                    13054.52
  1991/05/31      13424.75                    13170.57
  1991/06/30      13422.36                    13157.53
  1991/07/31      13643.97                    13317.79
  1991/08/31      13805.65                    13493.19
  1991/09/30      13980.62                    13668.87
  1991/10/31      14129.81                    13791.89
  1991/11/30      14164.57                    13830.37
  1991/12/31      14446.44                    14127.17
  1992/01/31      14470.69                    14159.38
  1992/02/29      14478.60                    14163.91
  1992/03/31      14451.35                    14169.15
  1992/04/30      14567.71                    14295.25
  1992/05/31      14779.31                    14463.51
  1992/06/30      15015.07                    14706.21
  1992/07/31      15550.59                    15147.10
  1992/08/31      15333.44                    14999.41
  1992/09/30      15396.54                    15097.51
  1992/10/31      15080.96                    14949.10
  1992/11/30      15485.72                    15216.84
  1992/12/31      15704.38                    15372.20
  1993/01/31      15895.96                    15550.98
  1993/02/28      16516.01                    16113.46
  1993/03/31      16308.83                    15943.14
  1993/04/30      16498.41                    16104.01
  1993/05/31      16632.91                    16194.51
  1993/06/30      16936.81                    16464.80
  1993/07/31      16940.29                    16486.37
  1993/08/31      17336.33                    16829.62
  1993/09/30      17543.38                    17021.31
  1993/10/31      17549.71                    17054.16
  1993/11/30      17362.73                    16903.91
  1993/12/31      17755.21                    17260.75
  1994/01/31      17941.70                    17457.87
  1994/02/28      17412.09                    17005.71
  1994/03/31      16616.15                    16313.24
  1994/04/30      16711.71                    16451.57
  1994/05/31      16901.84                    16594.21
  1994/06/30      16813.04                    16492.82
  1994/07/31      17128.57                    16795.13
  1994/08/31      17195.36                    16853.24
  1994/09/30      16932.18                    16605.84
  1994/10/31      16624.19                    16310.92
  1994/11/30      16346.08                    16016.02
  1994/12/31      16734.91                    16368.53
  1995/01/31      17236.77                    16836.34
  1995/02/28      17636.21                    17325.94
  1995/03/31      17851.14                    17525.02
  1995/04/30      17885.47                    17545.70
  1995/05/31      18312.08                    18105.58
  1995/06/30      18199.19                    17948.06
  1995/07/31      18267.25                    18118.21
  1995/08/31      18419.07                    18347.95
  1995/09/30      18583.63                    18464.09
  1995/10/31      18867.81                    18732.56
  1995/11/30      19133.94                    19043.33
  1995/12/31      19303.81                    19226.34
  1996/01/31      19407.08                    19371.50
  1996/02/29      19317.07                    19240.74
  1996/03/31      19079.25                    18994.84
  1996/04/30      19008.16                    18941.09
  1996/05/31      18990.65                    18933.51
  1996/06/30      19194.56                    19139.70
  1996/07/31      19349.52                    19313.87
  1996/08/31      19330.73                    19309.23
  1996/09/30      19571.29                    19579.56
  1996/10/31      19814.36                    19801.01
  1996/11/30      20162.06                    20163.36
  1996/12/31      20089.23                    20078.68
  1997/01/31      20140.55                    20116.63
  1997/02/28      20291.82                    20301.30
  1997/03/31      20052.01                    20030.68
  1997/04/30      20191.67                    20198.34
  1997/05/31      20462.16                    20502.12
  1997/06/30      20657.21                    20720.47
  1997/07/31      21187.98                    21294.43
  1997/08/31      20996.47                    21094.90
  1997/09/30      21230.19                    21345.29
  1997/10/31      21355.97                    21482.54
  1997/11/30      21460.49                    21608.86
  1997/12/31      21766.52                    21924.13
  1998/01/31      21970.78                    22150.39
  1998/02/28      21957.15                    22157.04
  1998/03/31      21971.76                    22176.53
  1998/04/30      21886.18                    22076.52
  1998/05/29      22184.07                    22425.99
IMATRL PRASUN   SHR__CHT 19980531 19980612 101920 R00000000000123
$10,000 OVER 10 YEARS: Let's say you invested $10,000 in Spartan New Jersey Municipal Income Fund on May 31, 1988. As the chart shows, by May 31, 1998, the value of your investment would have grown to $22,189
- a 121.89% increase on your initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $22,426 a 124.26% increase.

UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY
IS NO GUARANTEE OF HOW IT WILL
DO TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN THE
OPPOSITE DIRECTION OF INTEREST
RATES. IN TURN, THE SHARE PRICE,
RETURN AND YIELD OF A FUND THAT
INVESTS IN BONDS WILL VARY. THAT
MEANS IF YOU SELL YOUR SHARES
DURING A MARKET DOWNTURN,
YOU MIGHT LOSE MONEY. BUT IF
YOU CAN RIDE OUT THE MARKET'S
UPS AND DOWNS, YOU MAY
HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS

                 SIX MONTHS           YEARS ENDED NOVEMBER 30,
                 ENDED
                 MAY 31,

                 1998          1997   1996    1995     1994     1993

DIVIDEND RETURN  2.48%         5.19%  5.37%   6.40%    5.26%    5.99%

CAPITAL RETURN   0.92%         1.25%  0.00%   10.66%   -11.12%  6.13%

TOTAL RETURN     3.40%         6.44%  5.37%   17.06%   -5.86%   12.12%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested, if any.
DIVIDENDS AND YIELD

PERIODS ENDED MAY 31, 1998              PAST 1       PAST 6        PAST 1
                                        MONTH        MONTHS        YEAR

DIVIDENDS PER SHARE                     4.67(CENTS)  27.71(CENTS)  55.55(CENTS)

ANNUALIZED DIVIDEND RATE                4.84%        4.86%         4.89%

30-DAY ANNUALIZED YIELD                 4.27%        -             -

30-DAY ANNUALIZED TAX-EQUIVALENT YIELD  7.13%        -             -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $11.37 over the past month, $11.43 over the past six months and $11.37 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 40.08% combined effective 1998 federal and state tax bracket, but does not reflect payment of the alternative minimum tax, if applicable.
SPARTAN NEW JERSEY MUNICIPAL INCOME FUND


FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Investor sentiment, shifting supply
and demand conditions, and
volatility in Asia played key roles
in the municipal bond market during
the six months that ended May 31,
1998. During this period, the
Lehman Brothers Municipal Bond
Index - a measure of the municipal
bond market - returned 3.78%.
To compare, the Lehman Brothers
Aggregate Bond Index - a
measure of the investment-grade
taxable bond market in the U.S. -
returned 4.09%. In late 1997,
volatility in Asia helped prop up the
muni bond market. Investors felt that
currency devaluations in that region
would translate into cheaper prices
for Asian goods and help control
the inflation that can eat into bonds'
fixed payments. Since the beginning
of 1998, though, muni bond supply
increased as many issuers took
advantage of lower interest rates
to refinance their debt at lower rates.
That, combined with softening
demand, dampened the
performance of muni bonds in
early 1998. On top of that, the
municipal bond market
experienced extremely heavy
issuance in March and April, as
issuers rushed to market before the
largest deal in municipal market
history took place in May - a
$3.5 billion issuance by Long Island
Power Authority. This heavy
supply, coupled with only
intermittent demand, put
downward pressure on municipal
bonds in April. Renewed fears of
economic and political dislocation in
Asia attracted investors to all
sectors of the bond market in May,
but, overall, municipals lagged
taxable issues through the first
five months of 1998.
An interview with Norm Lind, Portfolio Manager of Spartan New Jersey Municipal Income Fund
Q. HOW DID THE FUND PERFORM, NORM?
A. For the six-month period that ended May 31, 1998, the fund had a total return of 3.40%. To get a sense of how the fund did relative to its competitors, the New Jersey municipal debt funds average returned 3.44% for the same six-month period, according to Lipper Analytical Services. Additionally, the Lehman Brothers New Jersey Municipal Bond Index with Port Authority - which tracks the types of securities in which the fund invests - returned 3.60% for the same six-month period. For the 12-month period that ended May 31, 1998, the fund returned 8.44%. That compared to the 8.58% return of the New Jersey municipal debt funds average and the 9.04% return of the Lehman Brothers New Jersey Municipal Bond Index with Port Authority over the same one-year period.
Q. WHAT SECURITIES CONTRIBUTED MOST TO THE FUND'S PERFORMANCE?
A. Bonds rated Baa - which made up 9.7% of the fund's investments at the end of the period - were strong performers. Faced with falling interest rates, yield-hungry investors increasingly sought out these bonds because they offered a yield advantage over higher-quality bonds. What's more, there was a very small supply of these bonds during the period. Strong demand pushed up against low supply and boosted the prices of most Baa-rated bonds. That said, the fund's position in these bonds was relatively light compared to some of its competitors, helping to explain why the fund slightly trailed the average New Jersey municipal fund during the period.
Q. WHY WAS THE FUND'S STAKE IN BAA-RATED BONDS SO SMALL?
A. Baa-rated bonds generally offer the highest yields among municipal bonds deemed "investment-grade," and the past six months were no exception. What was different, however, was that the yield advantage offered by Baa-rated bonds over the top-rated Aaa bonds was very small. In my view, that slight amount of additional income wasn't adequate enough to cover the extra risk that Baa-rated bonds carried. As of the end of the period, the additional income an investor could pick up by investing in lower-quality bonds was smaller than it has been historically. My concern was that if the spread - the difference in yield between Aaa-rated and Baa-rated bonds - were to grow as the result of an economic downturn or other reason, the prices of Baa-rated bonds would suffer losses that would more than overwhelm their income advantage. In light of the very tight spread relationship that existed between Baa-rated and higher-quality bonds, I didn't feel comfortable exposing the fund to additional risk for such a small amount of income.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. Yes, bonds sensitive to being prepaid before maturity lagged the overall municipal market. For example, housing bonds experienced increased prepayment activity when interest rates fell as mortgage borrowers refinanced their debt in order to lower their interest costs. While prepayment is good for the borrower, it can be bad for housing bond holders because it can force them to reinvest at lower interest rates.
Q. HOW DID YOU ALLOCATE THE FUND'S INVESTMENTS ACROSS BONDS WITH VARIOUS MATURITIES?
A. I kept the fund focused on bonds with maturities between five and 15 years. I did that because the yield curve - which is a graphical representation of the yield of bonds by ascending maturity dates - was relatively flat beyond 15 years. Up to about a 15-year maturity, an investor was paid an appropriate amount of added income for each additional year of maturity. It is this additional income that compensates the investor for the added risk taken on by investing in the longer-maturity part of the market. But for bonds with maturities of 15 years or longer, the extra income for each successive year was, in my opinion, less attractive given the level of risk inherent in longer-term bonds.
Q. WHAT'S AHEAD FOR THE MUNICIPAL MARKET AND THE FUND?
A. The direction of interest rates will be the primary determinant of municipal performance, and it's anybody's guess where they will be six months or a year from now. Municipals may be in for a fairly strong period as they play catch up to the U.S. Treasury market that has outpaced the municipal market. So far this year, New Jersey's economy and fiscal condition appear to be in pretty good shape from a number of angles. As far as the fund is concerned, I'll continue to emphasize bonds that I think offer good value given their yields and their risk. For example, I'm comfortable sticking with a fairly large weighting in high-quality bonds for the time being, because I feel that lower-quality securities currently do not offer enough additional yield given their risks.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

NORM LIND ON THE LEHMAN
BROTHERS NEW JERSEY
MUNICIPAL BOND INDEX WITH
PORT AUTHORITY AND ITS ROLE IN
MANAGING THE FUND:
"I use the Lehman Brothers New
Jersey Municipal Bond Index with
Port Authority as a representation
of the overall market in which the
fund invests. The index includes
most of the universe of New Jersey
municipal bonds. I manage the
fund to have similar overall
interest-rate risk to its benchmark
index, but beyond that, the fund
can vary significantly from the
index. With respect to sector, issuer
and structural composition, the
fund's holdings reflect my research
conclusions on the relative
value of bonds."
FUND FACTS
GOAL: to provide high current
income exempt from New
Jersey state and federal income
taxes by investing normally in
investment-grade municipal
securities
FUND NUMBER: 416
TRADING SYMBOL: FNJHX
START DATE: January 1, 1988
SIZE: as of May 31, 1998,
more than $375 million
MANAGER: Norm Lind, since
1997; manager, various Fidelity
and Spartan municipal income
funds; joined Fidelity in 1986
(checkmark)
SPARTAN NEW JERSEY MUNICIPAL INCOME FUND
INVESTMENT CHANGES


TOP FIVE SECTORS AS OF MAY 31, 1998
                    % OF FUND'S   % OF FUND'S INVESTMENTS
                    INVESTMENTS   IN THESE SECTORS
                                  6 MONTHS AGO

GENERAL OBLIGATION  26.6          28.1

TRANSPORTATION      20.3          20.8

HEALTH CARE         10.2          9.6

WATER & SEWER       9.9           7.9

HOUSING             7.5           8.0

AVERAGE YEARS TO MATURITY AS OF MAY 31, 1998
                                               6 MONTHS AGO

YEARS  12.7                                    12.7

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF MAY 31, 1998
            6 MONTHS AGO

YEARS  6.3  6.5

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF MAY 31, 1998 AS OF NOVEMBER 30, 1997
AAA 43.0%
AA, A 41.4%
BAA 9.7%
BA, B 0.8%
NON-RATED 4.4%
SHORT-TERM
INVESTMENTS 0.7%
AAA 39.3%
AA, A 44.1%
BAA 9.9%
BA, B 0.9%
NON-RATED 4.4%
SHORT-TERM
INVESTMENTS 1.4%
ROW: 1, COL: 1, VALUE: 41.0
ROW: 1, COL: 2, VALUE: 41.4
ROW: 1, COL: 3, VALUE: 9.699999999999999
ROW: 1, COL: 4, VALUE: 1.8
ROW: 1, COL: 5, VALUE: 4.4
ROW: 1, COL: 6, VALUE: 1.7
ROW: 1, COL: 1, VALUE: 39.0
ROW: 1, COL: 2, VALUE: 43.3
ROW: 1, COL: 3, VALUE: 10.0
ROW: 1, COL: 4, VALUE: 1.7
ROW: 1, COL: 5, VALUE: 4.0
ROW: 1, COL: 6, VALUE: 2.0
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.
SPARTAN NEW JERSEY MUNICIPAL INCOME FUND
INVESTMENTS MAY 31, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL BONDS - 99.3%
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
NEW JERSEY - 87.3%
Atlantic County Ctfs. of Prtn. Pub. Facs.
Lease Agreement Rfdg.:
 7.40% 3/1/07 (FGIC Insured)  Aaa $ 3,035,000 $ 3,658,929
  7.40% 3/1/08 (FGIC Insured)  Aaa  3,260,000  3,977,461
Atlantic County Impt. Auth. Luxury Tax Rev.
(Convention Ctr.):
 7.375% 7/1/10 (MBIA Insured)
  (Escrowed to Maturity) (d)  Aaa  1,000,000  1,224,360
  7.40% 7/1/16 (MBIA Insured)
  (Escrowed to Maturity) (d)  Aaa  3,510,000  4,475,741
Atlantic County Util. Auth. Swr. Rev. Rfdg.:
Series A, 5.85% 1/15/15
 (AMBAC Insured)  Aaa  2,620,000  2,798,763
 5.25% 1/15/11 (AMBAC Insured)  Aaa  4,145,000  4,324,893
Bergen County Util. Auth. Wtr Poll. Cont. Rev.
Rfdg. Series B:
 5.60% 12/15/03 (FGIC Insured)  Aaa  2,000,000  2,138,500
  (Cap. Appreciation) 0% 12/15/07
  (FGIC Insured)  Aaa  7,500,000  4,893,000
Camden County Impt. Auth. Health Sys. Rev.
(Catholic Health East) Series B,
5% 11/15/28 (AMBAC Insured)  Aaa  1,000,000  984,860
Camden County Muni. Util. Auth. Swr. Rev. Rfdg.:
6% 7/15/03 (FGIC Insured)  Aaa  3,180,000  3,443,018
  5.50% 7/15/05 (FGIC Insured)  Aaa  1,110,000  1,188,766
 6% 7/15/06 (FGIC Insured)  Aaa  1,060,000  1,176,377
 5.50% 7/15/08 (FGIC Insured)  Aaa  1,300,000  1,407,419
Cape May County Ind. Poll. Cont. Fing. Auth.
Rev. Rfdg. (Atlantic City Elec. Co.) Series A,
6.80% 3/1/21 (MBIA Insured)  Aaa  1,350,000  1,688,945
Edison Township School:
6.50% 6/1/02  A1  1,000,000  1,083,770
 6.50% 6/1/11  A1  1,000,000  1,178,740
Essex County Gen. Oblig.:
Rfdg. Series A-1:
 6% 11/15/05 (FGIC Insured)  Aaa  3,000,000  3,298,260
  6% 11/15/06 (FGIC Insured)  Aaa  1,500,000  1,657,005
  6% 11/15/07 (FGIC Insured)  Aaa  1,500,000  1,667,280
 Rfdg. Series A-2, 6.25% 9/1/10
 (AMBAC Insured)  Aaa  4,735,000  5,326,686
 Series A:
 5.75% 9/1/07 (AMBAC Insured)  Aaa  1,385,000  1,510,716
   5.75% 9/1/08 (AMBAC Insured)  Aaa  1,465,000  1,609,508
  5.75% 9/1/09 (AMBAC Insured)  Aaa  1,550,000  1,704,489
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
NEW JERSEY - CONTINUED
Essex County Impt. Auth. County Gen. Oblig.
Lease Rev. 7% 12/1/20 (AMBAC Insured)
(Pre-Refunded to 12/1/00 @ 102) (d)  Aaa $ 1,000,000 $ 1,089,910
Essex County Impt. Auth. Util. Sys. Rev. (Orange
Franchise) Series A, 5.75% 7/1/27
(MBIA Insured)  Aaa  550,000  577,627
Essex County Util. Auth. Solid Waste Rev.
Series A:
 5.75% 4/1/05 (FSA Insured)  Aaa  1,000,000  1,083,070
  6% 4/1/06 (FSA Insured)  Aaa  1,000,000  1,106,450
Jersey City Muni. Util. Auth. Wtr. Rev.
5.25% 4/1/05 (FSA Insured)  Aaa  3,720,000  3,920,024
Jersey City Swr. Auth. Swr. Rev. Rfdg.:
6% 1/1/07 (AMBAC Insured)  Aaa  2,175,000  2,416,947
 6% 1/1/09 (AMBAC Insured)  Aaa  1,000,000  1,122,950
Lenape Reg. High School Dist. Unltd. Tax:
7.625% 1/1/13 (MBIA Insured)  Aaa  675,000  874,078
 7.625% 1/1/14 (MBIA Insured)  Aaa  1,000,000  1,307,420
Middlesex County Gen. Oblig. 4.75% 8/1/02  Aaa  2,665,000  2,732,291
Middlesex County Poll. Cont. Fing. Auth. Rev. Rfdg.
(Amerada Hess Corp.):
 7.875% 6/1/22  -  7,750,000  9,058,200
  6.875% 12/1/22  -  5,000,000  5,411,250
Middletown Township Board of Ed.
5.70% 8/1/10 (MBIA Insured)  Aaa  1,500,000  1,614,420
Monmouth County Impt. Auth. Wastewtr.
Treatment Facs. Rev. (Asbury Park Proj.)
7.375% 12/1/09
(Pre-Refunded to 12/1/99 @ 102) (d)  BBB  1,000,000  1,068,540
Morris County Gen. Oblig. 6.50% 8/1/03  Aaa  2,180,000  2,423,615
New Jersey Bldg. Auth. Bldg. Rev. Rfdg.:
5.75% 6/15/09  Aa2  3,000,000  3,300,360
 5% 6/15/14  Aa2  4,000,000  4,018,480
New Jersey Econ. Dev. Auth. Econ. Dev. Rev.
(Weyerhauser Co. Proj.) 9% 11/1/04  A2  2,000,000  2,498,840
New Jersey Econ. Dev. Auth. Rev.
(Edl. Testing Svc.):
 Series A, 6.50% 5/15/05 (MBIA Insured) (f)  Aaa  2,500,000  2,756,925
  Series B, 6.125% 5/15/15 (MBIA Insured)  Aaa  2,000,000  2,194,960
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
NEW JERSEY - CONTINUED
New Jersey Econ. Dev. Auth. Mkt. Transition Facs.
Rev. (Senior Lien) Series A:
 5.25% 7/1/01 (MBIA Insured)  Aaa $ 1,000,000 $ 1,034,070
  5.80% 7/1/07 (MBIA Insured)  Aaa  2,300,000  2,494,695
  5.80% 7/1/09 (MBIA Insured)  Aaa  5,000,000  5,437,250
  5.875% 7/1/11 (MBIA Insured)  Aaa  4,090,000  4,452,415
New Jersey Econ. Dev. Auth. Wtr. Facs. Rev.
(American Wtr. Co., Inc. Proj.) 5.95% 11/1/29
(FGIC Insured) (c)  Aaa  7,700,000  8,121,267
New Jersey Edl. Facs. Auth. Rev.:
(Princeton Theological Seminary) Series B:
 5.875% 7/1/22  Aaa  3,280,000  3,468,633
  5.90% 7/1/26  Aaa  2,000,000  2,118,280
 (St. Peters College) Series B:
 5.375% 7/1/12  Baa3  1,450,000  1,464,181
  5.375% 7/1/18  Baa3  1,000,000  996,870
 (Seton Hall Univ.) 5.25% 7/1/09
 (AMBAC Insured) (e)(f)  Aaa  2,000,000  2,267,320
New Jersey Gen. Oblig.:
5.90% 8/1/02  Aa1  1,500,000  1,606,875
 6% 7/15/03  Aa1  5,000,000  5,425,550
 6.50% 7/15/04  Aa1  9,035,000  10,144,227
 Rfdg. Series D:
 5.75% 2/15/06  Aa1  1,950,000  2,132,423
  6% 2/15/13  Aa1  7,500,000  8,499,375
 Rfdg. Series E, 6% 7/15/10  Aa1  2,000,000  2,261,220
New Jersey Health Care Facs. Fing. Auth. Rev.:
Rfdg.:
 (AHS Hosp. Corp.) Series A, 6% 7/1/11
  (AMBAC Insured)  Aaa  3,500,000  3,914,365
  (Atlantic City Med. Ctr.) Series C,
  6.80% 7/1/11  A3  4,200,000  4,596,102
  (Burdett Tomlin Mem. Hosp.) Series D,
  6.25% 7/1/06 (FGIC Insured)  Aaa  1,710,000  1,837,156
  (Commty. Med. Ctr./Kensington Manor
  Care Ctr./Kimball Med. Ctr.)
  5.25% 7/1/11 (FSA Insured)  Aaa  3,835,000  4,007,192
  (Kennedy Health Sys.) Series B:
  5.75% 7/1/07 (MBIA Insured)  Aaa  1,150,000  1,258,261
   5.75% 7/1/08 (MBIA Insured)  Aaa  750,000  823,680
   5% 7/1/09 (MBIA Insured)  Aaa  1,000,000  1,036,640
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
NEW JERSEY - CONTINUED
New Jersey Health Care Facs. Fing. Auth. Rev.: - continued
Rfdg.: - continued
  (Newcomb Med. Ctr.) Series A,
  7.875% 7/1/03  Ba3 $ 2,960,000 $ 3,142,247
 (East Orange Gen. Hosp.) Series B,
 7.75% 7/1/20  BBB+  2,450,000  2,614,420
  (Elizabeth Gen. Med. Ctr.) Series C:
 7.10% 7/1/99  Baa1  1,125,000  1,158,851
  7.25% 7/1/06  Baa1  1,975,000  2,105,686
 (Holy Name Hosp.) Series A,
 6.875% 7/1/04 (AMBAC Insured)
 (Pre-Refunded to 7/1/98 @ 102) (d)  Aaa  1,370,000  1,400,291
 (Kennedy Mem. Hosp./Univ. Med. Ctr.):
 Series D, 7.875% 7/1/09
  (Pre-Refunded to 7/1/98 @ 102) (d)  A1  3,000,000  3,069,450
  Series E, 6% 7/1/20
  (Pre-Refunded to 7/1/01 @ 102) (d)  A1  1,600,000  1,717,648
  (Muhlenberg Reg. Med. Ctr.) Series B,
 8% 7/1/18 (AMBAC Insured)  Aaa  2,000,000  2,046,280
  (Pascack Valley Hosp.) 6.70% 7/1/11  BBB  5,200,000  5,424,276
New Jersey Hwy. Auth. Garden State Parkway
Gen. Rev. (Senior Parkway):
 6% 1/1/05  A1  2,200,000  2,356,706
  6.10% 1/1/06  A1  1,750,000  1,877,365
  6.20% 1/1/10  A1  7,000,000  7,994,350
  6% 1/1/19 (Escrowed to Maturity) (d)  Aaa  4,485,000  5,095,274
New Jersey Hsg. Fin. Agcy. (Gen. Resolution)
Series A:
 6.90% 11/1/07  AA+  2,670,000  2,871,371
  6.95% 11/1/08  AA+  2,265,000  2,431,931
  7% 11/1/09  AA+  2,855,000  3,065,185
  7.05% 11/1/10  AA+  3,500,000  3,757,390
New Jersey Hsg. & Mtg. Fin. Agcy. Rev.:
Rfdg. Series 1:
 6% 11/1/02  A+  3,210,000  3,388,572
  6.20% 11/1/04  A+  3,100,000  3,337,522
  6.45% 11/1/07  A+  5,090,000  5,466,660
 (Home Buyer) Series B, 7.90% 10/1/22
 (MBIA Insured) (c)  Aaa  1,115,000  1,168,665
New Jersey Trans. Corp. Series A,
5.40% 9/1/02 (FSA Insured)  Aaa  1,100,000  1,144,825
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
NEW JERSEY - CONTINUED
New Jersey Trans. Trust Fund Auth. (Trans. Sys.)
Series B:
 5% 6/15/01  Aa3 $ 1,000,000 $ 1,027,700
  6% 6/15/06  Aa3  16,450,000  18,288,123
  5.25% 6/15/10  Aa3  5,000,000  5,267,950
   Rfdg. 6.50% 6/15/10 (MBIA Insured)  Aaa  3,000,000  3,530,610
New Jersey Tpk. Auth. Tpk. Rev.:
Rfdg.:
 10.375% 1/1/03 (Escrowed to Maturity) (d)  Aaa  6,950,000  8,057,761
  Series A:
  6.30% 1/1/01  Baa1  1,000,000  1,049,260
   6.40% 1/1/02  Baa1  1,000,000  1,067,880
   6.75% 1/1/08  Baa1  1,000,000  1,063,390
  Series C:
  6.50% 1/1/09  Baa1  1,300,000  1,461,551
   6.50% 1/1/16  Baa1  615,000  707,902
 Series A:
 5.40% 1/1/99  Baa1  1,900,000  1,914,972
  5.60% 1/1/00  Baa1  1,585,000  1,619,933
  5.90% 1/1/03  Baa1  9,000,000  9,519,660
New Jersey Wastewtr. Treatment Trust Loan Rev.:
Series A, 6% 7/1/10  Aa1  1,000,000  1,058,280
 6.875% 6/15/06  Aa2  105,000  112,055
 6.875% 6/15/09  Aa2  80,000  85,744
 7% 6/15/10  Aa2  140,000  150,419
Newark School Qualified Bond Act
5.30% 9/1/16 (MBIA Insured)  Aaa  3,500,000  3,593,170
North Brunswick Township Gen. Oblig. Rfdg.:
5.25% 5/15/10 (FGIC Insured)  Aaa  1,235,000  1,297,207
 5.25% 5/15/11 (FGIC Insured)  Aaa  1,290,000  1,350,140
Passaic County Util. Auth. Rev.
(Solid Waste Sys.Proj.):
 0% 3/1/99 (MBIA Insured)  Aaa  3,725,000  3,623,904
  Rfdg. (Cap. Appreciation) 0% 3/1/99
  (MBIA Insured)  Aaa  1,775,000  1,726,827
Rutgers Univ. Rfdg. (State Univ. of New Jersey)
Series A, 6.40% 5/1/13  A1  3,000,000  3,485,610
  324,086,903
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
NEW YORK & NEW JERSEY - 9.1%
New York & New Jersey Port Auth.:
Consolidated 77th Series,
 6.25% 1/15/27 (c)  A1 $ 5,000,000 $ 5,296,950
 Consolidated 92nd Series, 4.75% 1/15/29  A1  7,000,000  6,531,140
 Consolidated 109th Series, 5.375% 1/15/32  A1  11,500,000  11,694,465
 Rfdg.:
 Consolidated 94th Series, 5.70% 12/1/10  A1  6,385,000  6,777,997
  Consolidated 107th Series:
  6% 10/15/05 (c)  A1  1,740,000  1,896,409
   6% 10/15/06 (c)  A1  1,535,000  1,683,066
  33,880,027
PUERTO RICO - 2.9%
Puerto Rico Commonwealth Gen. Oblig. Rfdg.
Series A, 6% 7/1/14  Baa1  2,000,000  2,126,120
Puerto Rico Commonwealth Infrastructure Fing.
Auth. Series A:
  7.75% 7/1/08
  (Pre-Refunded to 7/1/98 @ 102) (d)  -  1,745,000  1,785,362
  7.75% 7/1/08  Baa1  510,000  521,628
Puerto Rico Elec. Pwr. Auth. Rev. Series DD,
5% 7/1/12 (FSA Insured)  Aaa  4,000,000  4,082,240
Puerto Rico Hsg. Fin. Corp. Rev. (Multi-Family
Mtg. Portfolio A) Series I, 7.50% 4/1/22,
LOC Puerto Rico Gov't. Dev. Bank  AA  2,290,000  2,401,638
  10,916,988
TOTAL MUNICIPAL BONDS
(Cost $348,124,651)   368,883,918
MUNICIPAL NOTES (A) - 0.7%
NEW JERSEY - 0.4%
New Jersey Econ. Dev. Auth. Natural Gas Facs.
Rev. (NUI Corp. Proj.) Series A, 3.90%
(BPA Bank of New York, NA)
(AMBAC Insured) VRDN (c)  VMIG 1  1,000,000  1,000,000
New Jersey Econ. Dev. Auth. Wtr. Facs. Rev. Rfdg.
(United Wtr. New Jersey, Inc. Proj.) Series 96-C,
3.95% (AMBAC Insured)
(BPA Bank of New York, NA) VRDN (c)  VMIG 1  600,000  600,000
  1,600,000
MUNICIPAL NOTES (A) - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
NEW YORK & NEW JERSEY - 0.3%
New York & New Jersey Port Auth. Spl. Oblig.
Rev. (Versatile Structure Oblig.) VRDN:
 Series 2, 3.85% (BPA Morgan Guaranty
  Trust Co., NY)  VMIG 1 $ 300,000 $ 300,000
  Series 3, 4% (BPA Morgan Guaranty
  Trust Co., NY)  VMIG 1  600,000  600,000
  900,000
TOTAL MUNICIPAL NOTES
(Cost $2,500,000)   2,500,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $350,624,651)  $ 371,383,918
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d) Security collateralized by an amount sufficient to pay interest and principal.
(e) Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).
Additional information on each holding is as follows:
 ACQUISITION ACQUISITION
SECURITY DATE COST
New Jersey Econ. Dev.
Auth. Rev. (Edl.
Testing Svc.) Series A,
6.50% 5/15/05
(MBIA Insured) 5/31/95 $ 2,699,550
New Jersey Edl.
Facs. Auth. Rev.
(Seton Hall Univ.)
5.25% 7/1/09
(AMBAC Insured) 5/29/98 $ 2,267,320
OTHER INFORMATION
The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding 144A issues) amounted to $5,024,245 or 1.3% of net assets (see Note 2 of Notes to Financial Statements). The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 75.1% AAA, AA, A 80.3%
Baa 7.2% BBB  9.1%
Ba 0.8% BB  0.0%
B 0.0% B  0.8%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by Moody's or S&P amounted to 4.4%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation                   26.6%
Transportation                       20.3
Health Care                          10.2
Water & Sewer                         9.9
Housing                               7.5
Escrowed/Pre-Refunded                 7.0
Others (individually less than 5%)   18.5
TOTAL                               100.0%
INCOME TAX INFORMATION
At May 31, 1998, the aggregate cost of investment securities for income tax purposes was $350,624,651. Net unrealized appreciation aggregated $20,759,267, of which $20,810,368 related to appreciated investment securities and $51,101 related to depreciated investment securities.
SPARTAN NEW JERSEY MUNICIPAL INCOME FUND
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
                                                            MAY 31, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $350,624,651) -                 $ 371,383,918
SEE ACCOMPANYING SCHEDULE

CASH                                                                      154,298

RECEIVABLE FOR FUND SHARES SOLD                                           34,801

INTEREST RECEIVABLE                                                       6,897,269

 TOTAL ASSETS                                                             378,470,286

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED ON A                      $ 2,267,320
DELAYED DELIVERY BASIS

PAYABLE FOR FUND SHARES REDEEMED                             370,156

DISTRIBUTIONS PAYABLE                                        346,987

ACCRUED MANAGEMENT FEE                                       173,683

OTHER PAYABLES AND ACCRUED EXPENSES                          5,038

 TOTAL LIABILITIES                                                        3,163,184

NET ASSETS                                                               $ 375,307,102

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                          $ 353,307,809

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)                        1,240,026
ON INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                 20,759,267

NET ASSETS, FOR 32,842,347 SHARES OUTSTANDING                            $ 375,307,102

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                  $11.43
SHARE ($375,307,102 (DIVIDED BY) 32,842,347 SHARES)



STATEMENT OF OPERATIONS
                                          SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

INTEREST INCOME                                                        $ 9,943,633

EXPENSES

MANAGEMENT FEE                                            $ 1,011,306

NON-INTERESTED TRUSTEES' COMPENSATION                      154

 TOTAL EXPENSES BEFORE REDUCTIONS                          1,011,460

 EXPENSE REDUCTIONS                                        (12,567)     998,893

NET INTEREST INCOME                                                     8,944,740

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                     1,465,717

 FUTURES CONTRACTS                                         91,468       1,557,185

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                     1,664,199

 FUTURES CONTRACTS                                         (24,753)     1,639,446

NET GAIN (LOSS)                                                         3,196,631

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                        $ 12,141,371
FROM OPERATIONS

OTHER INFORMATION

EXPENSE REDUCTIONS                                                     $ 11,531
CUSTODIAN CREDITS

 TRANSFER AGENT CREDITS                                                 1,036

                                                                       $ 12,567



STATEMENT OF CHANGES IN NET ASSETS
                                                        SIX MONTHS ENDED   YEAR ENDED
                                                        MAY 31, 1998       NOVEMBER 30,
                                                        (UNAUDITED)        1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                              $ 8,944,740        $ 17,711,284
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                1,557,185          2,069,166

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)    1,639,446          2,333,618

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING         12,141,371         22,114,068
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                            (8,944,740)        (17,711,284)
FROM NET INTEREST INCOME

 FROM NET REALIZED GAIN                                  (1,741,864)        (4,370,732)

 TOTAL DISTRIBUTIONS                                     (10,686,604)       (22,082,016)

SHARE TRANSACTIONS                                       30,454,185         38,337,168
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                           8,297,053          17,295,119

 COST OF SHARES REDEEMED                                 (26,500,395)       (51,444,752)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING         12,250,843         4,187,535
FROM SHARE TRANSACTIONS

 REDEMPTION FEES                                         8,423              6,979

  TOTAL INCREASE (DECREASE) IN NET ASSETS                13,714,033         4,226,566

NET ASSETS

 BEGINNING OF PERIOD                                     361,593,069        357,366,503

 END OF PERIOD                                          $ 375,307,102      $ 361,593,069

OTHER INFORMATION
SHARES

 SOLD                                                    2,663,897          3,422,621

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                 726,084            1,543,723

 REDEEMED                                                (2,318,139)        (4,589,671)

 NET INCREASE (DECREASE)                                 1,071,842          376,673





FINANCIAL HIGHLIGHTS
                              SIX MONTHS ENDED                YEARS ENDED NOVEMBER 30,
                              MAY 31, 1998

                             (UNAUDITED)        1997       1996       1995       1994 E     1993
SELECTED PER-SHARE DATA

NET ASSET VALUE,              $ 11.380          $ 11.380   $ 11.420   $ 10.320   $ 11.760   $ 11.240
BEGINNING OF PERIOD

INCOME FROM INVESTMENT        .277              .561       .588       .623       .637       .640
OPERATIONS
NET INTEREST INCOME

 NET REALIZED AND             .105              .140       -          1.099      (1.291)    .678
 UNREALIZED GAIN (LOSS)

 TOTAL FROM INVESTMENT        .382              .701       .588       1.722      (.654)     1.318
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INTEREST            (.277)            (.561)     (.588)     (.623)     (.637)     (.640)
 INCOME

 FROM NET REALIZED GAIN       (.055)            (.140)     (.040)     -          (.150)     (.160)

 TOTAL DISTRIBUTIONS          (.332)            (.701)     (.628)     (.623)     (.787)     (.800)

REDEMPTION FEES ADDED         -                 -          -          .001       .001       .002
TO PAID IN CAPITAL

NET ASSET VALUE,              $ 11.430          $ 11.380   $ 11.380   $ 11.420   $ 10.320   $ 11.760
END OF PERIOD

TOTAL RETURN B, C             3.40%             6.44%      5.37%      17.06%     (5.86)%    12.12%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD     $ 375,307         $ 361,593  $ 357,367  $ 366,569  $ 327,060  $ 422,519
(000 OMITTED)

RATIO OF EXPENSES TO          .55% A            .55%       .55%       .55%       .55%       .55%
AVERAGE NET ASSETS

RATIO OF EXPENSES TO          .54% A, D         .55%       .52% D     .55%       .55%       .55%
AVERAGE NET ASSETS AFTER
EXPENSE REDUCTIONS

RATIO OF NET INTEREST         4.86% A           5.00%      5.26%      5.64%      5.70%      5.52%
INCOME TO AVERAGE
NET ASSETS

PORTFOLIO TURNOVER RATE       26% A             16%        57%        36%        8%         25%


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE FORMER
  ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF
  LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER
  HAD CERTAIN EXPENSES NOT BEEN REDUCED
  DURING THE PERIODS SHOWN (SEE NOTE 5 OF
  NOTES TO FINANCIAL STATEMENTS).
D FMR OR THE FUND HAS ENTERED INTO VARYING
  ARRANGEMENTS WITH THIRD PARTIES WHO EITHER
  PAID OR REDUCED A PORTION OF THE FUND'S
  EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL
  STATEMENTS).
E EFFECTIVE DECEMBER 1, 1993, THE FUND ADOPTED
  STATEMENT OF POSITION 93-2, "DETERMINATION,
  DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION
  OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL
  DISTRIBUTIONS BY INVESTMENT COMPANIES."
  AS A RESULT, NET INTEREST INCOME PER SHARE MAY
  REFLECT CERTAIN RECLASSIFICATIONS RELATED TO
  BOOK TO TAX DIFFERENCES.
SPARTAN NEW JERSEY MUNICIPAL MONEY MARKET FUND
PERFORMANCE: THE BOTTOM LINE


To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and the effect of the fund's $5 account closeout fee on an average-sized account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past one year, past five year, and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED MAY 31, 1998          PAST 6  PAST 1  PAST 5  LIFE OF
                                    MONTHS  YEAR    YEARS   FUND

SPARTAN NJ MUNICIPAL MONEY MARKET   1.56%   3.19%   16.21%  31.15%

NEW JERSEY TAX-FREE                 1.44%   3.17%   14.72%  29.40%
 MONEY MARKET FUNDS AVERAGE

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on May 1, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the New Jersey tax-free money market funds average which reflects the performance of New Jersey tax-free money market funds with similar objectives tracked by IBC Financial Data, Inc. The past six months average represents a peer group of 18 money market funds. (The periods covered by the IBC Financial Data, Inc. numbers are the closest available match to those covered by the fund.)
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED MAY 31, 1998               PAST 1  PAST 5  LIFE OF
                                         YEAR    YEARS   FUND

SPARTAN NJ MUNICIPAL MONEY MARKET        3.19%   3.05%   3.41%

NEW JERSEY TAX-FREE                      3.17%   2.77%   3.24%
 MONEY MARKET FUNDS AVERAGE

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
YIELDS
                            6/1/98  3/2/98  12/1/97  9/1/97  6/2/97



SPARTAN NEW JERSEY          3.27%   2.99%   3.34%    2.91%   3.42%
 MUNICIPAL MONEY MARKET



IF FIDELITY HAD NOT         3.27%   2.99%   3.34%    2.91%   3.28%
 REIMBURSED CERTAIN FUND
 EXPENSES



NEW JERSEY                  2.99%   2.66%   3.06%    2.65%   2.93%
 TAX-FREE MONEY MARKET
 FUNDS AVERAGE



SPARTAN NEW JERSEY          5.46%   4.99%   5.57%    4.86%   5.71%
 MUNICIPAL MONEY MARKET -
 TAX-EQUIVALENT



IF FIDELITY HAD NOT         5.46%   4.99%   5.57%    4.86%   5.47%
 REIMBURSED CERTAIN FUND
 EXPENSES

YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. If the adviser had not reimbursed certain fund expenses during the periods shown, the yields would have been lower. You can compare these yields to the New Jersey tax-free money market funds average as tracked by IBC Financial Data, Inc. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1998 federal and state income tax rate of 40.08%. A portion of the fund's income may be subject to the federal alternative minimum tax.

COMPARING
PERFORMANCE
Yields on tax-free investments
are usually lower than yields on
taxable investments. However,
a straight comparison between
the two may be misleading
because it ignores the way
taxes reduce taxable returns.
Tax-equivalent yield - the yield
you'd have to earn on a similar
taxable investment to match the
tax-free yield - makes the
comparison more meaningful.
Keep in mind that the U.S.
government neither insures nor
guarantees a money market
fund. In fact, there is no
assurance that a money market
fund will maintain a $1 share
price.
(checkmark)
SPARTAN NEW JERSEY MUNICIPAL MONEY MARKET FUND

FUND TALK: THE MANAGER'S OVERVIEW


An interview with Scott Orr, Portfolio Manager of Spartan New Jersey Municipal Money Market Fund
Q. SCOTT, WHAT WAS THE INVESTING ENVIRONMENT LIKE OVER THE PAST SIX
MONTHS?
A. Investors spent much of the period trying to determine when the Federal Reserve Board might raise the fed funds rate - the rate banks charge each other for overnight loans - as a way to slow the economy and thus head off inflation. The economy continued to chug along at a fairly strong pace and unemployment numbers were incredibly low - coming in at 4.3% in April. But despite this period of continuing expansion, wage pressures did not arise and inflation remained benign. Under normal circumstances, the possibility of future inflation created by these low unemployment numbers likely would have led the Fed to raise rates. But the economic and political turmoil in Asia kept the Fed on the sidelines during the period.
Q. WHY WAS THE ASIAN TURMOIL ABLE TO OFFSET U.S. ECONOMIC STRENGTH IN THE FED'S DECISION ON MONETARY POLICY?
A. For two reasons. The Fed didn't want to make the situation in Asia worse by raising short-term interest rates here, especially considering the financial and political unrest in countries such as Indonesia at the end of the period. An increase in short-term rates in the U.S. would have likely strengthened the U.S. dollar even more versus Asian currencies, which could have further hurt their markets. In other words, the Fed was asking itself, "Why make the Asian markets more volatile by raising rates in the U.S.?" The other factor was the possibility that the Asian turmoil would have translated into a reduction of U.S. net exports, which would likely have had a dampening effect of its own on the U.S. economy and inflation.
Q. WHAT WAS THE FUND'S STRATEGY DURING THIS PERIOD?
A. For most of the period, I extended the fund's average maturity by purchasing one-year fixed-rate notes. The prevalent supply of one-year issues made them attractive. In addition, as is often the case, fixed-rate instruments in the New Jersey market offered a yield advantage over short-term variable-rate notes because of the strong demand for the latter. Therefore, whenever I felt that concerns about an interest-rate increase were built into the market, I bought fixed-rate notes to lock in higher yields that would last throughout the period. As a result, I extended the fund's average maturity from the low-50-day range at the beginning of the period to the mid-60-day range at the end of the period.
Q. HOW DID THE FUND PERFORM?
A. The fund's seven-day yield on May 31, 1998, was 3.27%, compared to 3.35% six months ago. The more recent seven-day yield was the equivalent of a 5.46% taxable rate of return for New Jersey investors in the 40.08% combined state and federal income tax bracket. Through May 31, 1998, the fund's six-month total return was 1.56%, compared to 1.44% for the New Jersey tax-free money market funds average, according to IBC Financial Data, Inc.
Q. WHAT'S YOUR OUTLOOK?
A. There's one important wildcard: what happens in Asia. If we continue to see the same level of turmoil there, I believe the Fed may be obligated to stay on the sidelines. There's a lot of risk that a rate increase in the U.S. could cause increased volatility in global markets. Without a rate increase, the U.S. economy still might slow as a result of fewer U.S. exports. In this case, the Asian situation would do the Fed's job for them. The strength of the U.S. economy, in light of the Asian situation, has left the Fed at an impasse. And, although I believe the next Fed move will be to raise rates, I don't believe it will be any time soon. The only factor that could change the Fed's stance in the next few months would be real signs of inflation - wage pressures as reflected in the employment cost index or higher-than-expected increases in the consumer price index or the producer price index. At that point, the Fed may risk causing more problems in Asia to keep the U.S. economy on good footing.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
FUND FACTS
GOAL:  HIGH CURRENT TAX-FREE
INCOME WHILE MAINTAINING
SHARE PRICE STABILITY BY
INVESTING IN HIGH-QUALITY
SHORT-TERM NEW JERSEY
MUNICIPAL MONEY MARKET
SECURITIES
FUND NUMBER:  423
TRADING SYMBOL: FSJXX
START DATE: MAY 1, 1990
SIZE: AS OF MAY 31, 1998,
MORE THAN $513 MILLION
MANAGER: SCOTT ORR, SINCE 1997;
MANAGER, VARIOUS FIDELITY AND
SPARTAN MUNICIPAL MONEY MARKET
FUNDS; JOINED FIDELITY IN 1989
(CHECKMARK)
SPARTAN NEW JERSEY MUNICIPAL MONEY MARKET FUND

INVESTMENT CHANGES


MATURITY DIVERSIFICATION
  DAYS     % OF FUND ASSETS  % OF FUND ASSETS  % OF FUND ASSETS
           5/31/98           11/30/97          10/31/97

  0 - 30   71                69                66

 31 - 90    6                12                 9

 91 - 180   6                 9                13

181 - 397  17                10                12

WEIGHTED AVERAGE MATURITY
                              5/31/98  11/30/97  10/31/97

SPARTAN NEW JERSEY MUNICIPAL  63 DAYS  52 DAYS   58 DAYS
MONEY MARKET FUND

NEW JERSEY TAX-FREE           50 DAYS  51 DAYS   54 DAYS
MONEY MARKET FUNDS AVERAGE*

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF MAY 31, 1998 AS OF NOVEMBER 30, 1997
ROW: 1, COL: 1, VALUE: 58.0
ROW: 1, COL: 2, VALUE: 14.0
ROW: 1, COL: 3, VALUE: 26.0
ROW: 1, COL: 4, VALUE: 2.0
VARIABLE RATE DEMAND
NOTES (VRDNS) 60%
COMMERCIAL PAPER
(INCLUDING CP MODE) 14%
MUNICIPAL
NOTES 25%
OTHER 1%

VARIABLE RATE DEMAND
NOTES (VRDNS) 59%
COMMERCIAL PAPER
(INCLUDING CP MODE) 14%
MUNICIPAL
NOTES 26%
OTHER 1%

ROW: 1, COL: 1, VALUE: 59.0
ROW: 1, COL: 2, VALUE: 14.0
ROW: 1, COL: 3, VALUE: 25.0
ROW: 1, COL: 4, VALUE: 2.0
SPARTAN NEW JERSEY MUNICIPAL MONEY MARKET FUND
INVESTMENTS MAY 31, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL SECURITIES (A) - 100%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW JERSEY - 77.8%
Bernardsville Gen. Oblig. BAN 3.75% 4/15/99 $ 3,457,700 $ 3,462,369
Bloomfield Township Gen. Oblig. BAN 3.80% 6/1/99   4,200,000
4,200,798
Burlington County Gen. Oblig. BAN 3.75% 4/22/99   2,500,000  2,502,143
Camden County Impt. Auth. Rev., VRDN:
(Jewish Commty. Ctr. Proj.) Series 1995, 4%,
 LOC Nat'l. Westminster Bank PLC   1,100,000  1,100,000
 (Parkview Redev. Hsg. Proj.) 3.90%,
 LOC General Electric Cap. Corp. (b)   6,800,000  6,800,000
Chatham Township Gen. Oblig. BAN 3.75% 2/18/99   3,550,000  3,553,908
Cranford Township Gen. Oblig. BAN 3.76% 3/19/99   2,912,007  2,916,477
Delaware River Port Auth. Participating VRDN, Series SG-53,
4.02% (Liquidity Facility Societe Generale, France) (c)   9,640,000
9,640,000
East Brunswick Township Gen. Oblig. BAN 3.75% 4/13/99   8,152,000
8,163,314
East Windsor Reg. School Dist. BAN 4.25% 8/26/98   2,700,000
2,702,449
Fairfield Township Gen. Oblig. BAN 3.75% 8/6/98   2,700,000  2,701,188
Hudson County Impt. Auth. Rev. (Essential Purp. Pooled
Gov't. Loan Prog.) Series 1986, 3.85%,
LOC Comerica Bank, Detroit, VRDN   24,960,000  24,960,000
Jefferson Township Gen. Oblig.
BAN Series 1998 A, 4% 2/19/99   3,663,650  3,674,341
Middlesex County Gen. Oblig.:
BAN 4% 1/26/99   19,027,000  19,087,176
 Rfdg. Participating VRDN, Series BT-291, 3.70%
(Liquidity Facility Bankers Trust Co., NY) (c)   4,995,000  4,995,000
Montclair Township Gen. Oblig. BAN 4% 1/22/99   3,981,000  3,991,381
Montville Township Gen. Oblig. BAN 4.25% 8/28/98   5,100,000
5,105,324
Morristown Gen. Oblig. BAN 4% 5/4/99   6,350,000  6,361,288
New Jersey Econ. Dev. Auth. Bonds
(Chambers Cogeneration Proj.) Series 1991, 3.75%
7/7/98, LOC Credit Locale de France, CP mode (b)   8,300,000
8,300,000
New Jersey Econ. Dev. Auth. Dock Facs. Rev. Rfdg. (Bayonne/IMTT-Bayonne Proj.) Series1993-C, 3.90%,
LOC First Nat'l. Bank of Chicago, VRDN   1,950,000  1,950,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW JERSEY - CONTINUED
New Jersey Econ. Dev. Auth. Econ. Dev. Rev., VRDN:
Series 1989-B, 4%, LOC PNC Bank NA (b)  $ 200,000 $ 200,000
 (80 Carter Drive Assoc. Proj.) Series 1984, 3.95%,
 LOC Marine Midland Bank   240,000  240,000
 (500 International Drive Partners Proj.) Series 1995,
 3.70%, LOC First Union Nat'l. Bank   3,000,000  3,000,000
 (Arden Group) Series 1989 BB, 3.70%,
 LOC PNC Bank NA (b)   1,400,000  1,400,000
 (Block Drugs Corp.) Series 1989 A, 3.90%,
 LOC SunTrust Bank, Atlanta   715,000  715,000
  (Casa DiBertacchi Corp.) Series 1988, 3.95%,
 LOC Marine Midland Bank (b)   400,000  400,000
 (Ctr. For Aging Applewood Proj.) 3.80%,
 LOC Summit Bank, Fleet Bank NA   2,275,000  2,275,000
 (Dial Realty) Series 1988 L, 3.70%, LOC PNC Bank NA (b)   2,000,000
2,000,000
 (E.P. Henry Corp. Proj.) 3.70%, LOC New Jersey
 Nat'l. Bank (b)   870,000  870,000
 (Ellison School, Inc.) Series 1989 KK, 3.70%,
 LOC PNC Bank NA   550,000  550,000
 (Guttenplan's Bakery) Series 1989 G, 3.70%,
 LOC PNC Bank NA (b)   2,050,000  2,050,000
 (Herzel Mor Corp.) Series 1989 L, 3.70%,
 LOC PNC Bank NA (b)   450,000  450,000
 (Headquarters Proj.)
 Series 1997, 3.85%, LOC PNC Bank NA   2,700,000  2,700,000
 (Peddie School Proj.) 3.75% (BPA PNC Bank NA)   500,000  500,000
 (Pictorial Offset Corp.) Series 1989 H, 3.70%,
 LOC PNC Bank NA (b)   800,000  800,000
 (PVC Container Corp.) Series 1987 D, 4.10%,
 LOC Nat'l. Westminster Bank PLC (b)   2,015,000  2,015,000
 (Recycle, Inc. Proj.) Series 1995, 4.10%,
 LOC Fleet Bank NA (b)   4,900,000  4,900,000
 Rfdg. (New Jersey Natural Gas Co. Proj.)
 Series 1997 A, 3.75% (AMBAC Insured)
 (BPA Bank of New York, NA) (b)   6,000,000  6,000,000
 Rfdg. (RJB Associates 1983 Proj.) 3.85%,
 LOC PNC Bank NA   400,000  400,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW JERSEY - CONTINUED
New Jersey Econ. Dev. Auth. Econ. Dev. Rev., VRDN: - continued
 Rfdg. (Stolthaven Perth Amboy Proj.) Series 1998 A,
 3.80%, LOC Citibank, NA  $ 4,450,000 $ 4,450,000
New Jersey Econ. Dev. Auth. Econ. Growth Rev., VRDN:
(Eastern Silk) Second Series D2, 3.75%,
 LOC Banque Nat'l. de Paris (b)   1,250,000  1,250,000
 (Richard L. Tauber Issue) Series 93 B-1, 3.60%,
 LOC Fleet Bank NA (b)   2,490,000  2,490,000
New Jersey Econ. Dev. Auth. Gas Facs. Rev.
(NUI Corp. Proj.) Series 1996 A, 3.90% (AMBAC Insured)
(BPA Bank of New York, NA) VRDN (b)   3,900,000  3,900,000
New Jersey Econ. Dev. Auth. Health Care Rev.
(Bayshore Health Ctr.) Series 1998 A, 3.90%,
LOC Kredietbank NV, VRDN   4,655,000  4,655,000
New Jersey Econ. Dev. Auth. Ind. Dev. Rev.
(Nat'l. Refrigerant) Series 1994 A, 3.85%,
LOC CoreStates Bank, VRDN (b)   905,000  905,000
New Jersey Econ. Dev. Auth. Wtr. Facs.:
Rev. Rfdg. (United Water New Jersey, Inc.)
 Series 96-C, 3.95% (AMBAC Insured)
 (BPA Bank of New York, NA) VRDN (b)   1,600,000  1,600,000
 Participating VRDN (c):
 Series 1997 B, 4% (Liquidity Facility Bank of
  New York, NA) (b)   8,415,000  8,415,000
  Series 1998, 4% (Liquidity Facility Bank of
  New York, NA) (b)   1,500,000  1,500,000
New Jersey Edl. Facs. Auth. Participating VRDN,
Series SG-48, 3.92% (Liquidity Facility Societe
Generale, France) (c)   2,950,000  2,950,000
New Jersey Gen. Oblig. Series 1998 A, CP:
3.65% 6/2/98 (Liquidity Facility Bank of
 Nova Scotia/Commerzbank AG)   7,800,000  7,800,000
 3.70% 6/2/98 (Liquidity Facility Bank of
 Nova Scotia/Commerzbank AG)   1,800,000  1,800,000
 3.70% 6/2/98 (Liquidity Facility Bank of
 Nova Scotia/Commerzbank AG)   5,500,000  5,500,000
  3.70% 6/8/98 (Liquidity Facility Bank of
 Nova Scotia/Commerzbank AG)   5,000,000  5,000,000
 3.85% 6/9/98 (Liquidity Facility Bank of
 Nova Scotia/Commerzbank AG)   3,000,000  3,000,000
 3.90% 6/10/98 (Liquidity Facility Bank of
 Nova Scotia/Commerzbank AG)   7,000,000  7,000,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW JERSEY - CONTINUED
New Jersey Gen. Oblig. Series 1998 A, CP: - continued
4% 6/11/98 (Liquidity Facility Bank of
 Nova Scotia/Commerzbank AG)  $ 5,300,000 $ 5,300,000
 4% 6/12/98 (Liquidity Facility Bank of
 Nova Scotia/Commerzbank AG)   5,300,000  5,300,000
 3.70% 6/15/98 (Liquidity Facility Bank of
 Nova Scotia/Commerzbank AG)   6,100,000  6,100,000
 3.90% 6/15/98 (Liquidity Facility Bank of
 Nova Scotia/Commerzbank AG)   5,400,000  5,400,000
New Jersey Gen. Oblig. Participating VRDN (c):
Series PA-335, 3.92% (Liquidity Facility Merrill
 Lynch & Co., Inc.)   2,120,000  2,120,000
 Series 1998, 3.95% (Liquidity Facility Bayerische
 Hypotheken-und Wechsel Bank)   6,300,000  6,300,000
New Jersey Health Care Facs. Fin. Auth. Rev.
(Hosp. Cap. Asset Fing. Prog.) Series 1985 B, 3.70%,
LOC Chase Manhattan Bank, VRDN   1,500,000  1,500,000
New Jersey Higher Ed. Assistance Auth. Student Loan
Rev. Bonds (New Jersey Class Loan Prog.) Series 1997 B,
3.90%, tender 6/1/98 (MBIA Insured)
(BPA Landesbank Hessen-Thuringen) (b)   6,000,000  6,000,000
New Jersey Hsg. & Mtg. Fin. Agcy. Participating VRDN (c):
Series 1994 C-3003, 4.12% (Liquidity Facility Citibank NA)   6,200,000
6,200,000
 Series 1994 C-3004, 3.97% (Liquidity Facility Citibank NA)
3,500,000  3,500,000
 Series 1994 C-3005, 3.97% (Liquidity Facility Citibank NA)
3,900,000  3,900,000
  Series 1996 F, 3.92% (Liquidity Facility Bank of America)
3,180,000  3,180,000
 Series PA-117, 3.94% (Liquidity Facility Merrill
 Lynch & Co., Inc.) (b)   4,880,000  4,880,000
 Series PT-92, 3.94% (Liquidity Facility Bayerische
 Hypotheken-und Wechsel Bank) (b)   7,465,000  7,465,000
  Series PT-118, 3.94% (Liquidity Facility
 Banco Santander SA) (b)   16,800,000  16,800,000
New Jersey Sports & Exposition Auth. Rev.
Series 1992 C, 3.65% (MBIA Insured)
(BPA Credit Suisse First Boston) VRDN   11,485,000  11,485,000
New Jersey Trans. Trust Fund Trans. Sys.:
Rev. Bonds Series 1995 A, 5.50% 6/15/98   2,500,000  2,501,521
 Participating VRDN (c):
 Series PA-330, 3.92% (Liquidity Facility Merrill
  Lynch & Co., Inc.)   2,500,000  2,500,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW JERSEY - CONTINUED
New Jersey Trans. Trust Fund Trans. Sys.: - continued
Participating VRDN (c): - continued
 Series 1995 A, 3.90% (Liquidity Facility Nat'l.
 Westminster Bank PLC)  $ 4,150,000 $ 4,150,000
North Brunswick Gen. Oblig. BAN 4.25% 8/28/98   3,300,000  3,302,642
Ocean County Util. Auth. Wastewtr. Rev. Rfdg. Bonds
Series 1997, 5% 1/1/99   2,675,000  2,696,961
Passaic County Gen. Oblig. BAN:
4.25% 9/25/98   16,500,000  16,519,664
 4% 4/2/99   10,500,000  10,533,472
Salem County Poll. Cont. Fin. Auth.:
Participating VRDN, Series PA-357, 3.92%
 (Liquidity Facility Merrill Lynch & Co., Inc.) (c)   3,760,000
3,760,000
 Poll. Cont. Rev., VRDN:
 Rfdg. (Public Svc. Elec. & Gas)
  Series1997 A, 3.80% (MBIA Insured)
  (BPA Swiss Bank Corp.) (b)   1,800,000  1,800,000
  (Atlantic City Elec. Co. Proj.) Series 1997B, 3.75%
  (MBIA Insured) (BPA Bank of New York, NA) (b)   1,000,000  1,000,000
Somerset County Ind. Dev. Board Poll. Cont. Rev.
(3M Corp.) Series 1982, 3.50%, VRDN   100,000  100,000
Sparta Gen. Oblig. BAN 4.25% 6/12/98   2,500,000  2,500,297
Verona Township Gen. Oblig. BAN 4.25% 11/12/98   3,525,000  3,531,557
Washington Township/Gloucester County Gen. Oblig.
BAN 4.10% 1/15/99   3,236,429  3,244,241
West Milford Township Gen. Oblig. BAN:
Series A, 4% 7/23/98   2,295,000  2,296,457
 Series B, 4% 1/22/99   2,298,000  2,303,994
West Windsor School Dist. BAN 4% 1/27/99   10,100,000  10,126,238
Woodbridge Township Gen. Oblig. BAN 4.25% 7/31/98   8,250,000
8,254,966
   396,399,166
NEW YORK & NEW JERSEY - 21.4%
New York & New Jersey Port. Auth. Equip. Rev., VRDN:
Series 1995-1, 4%   5,000,000  5,000,000
 Series 1996-3, 4%   5,000,000  5,000,000
 Series 1996-5, 4%   4,800,000  4,800,000
 Series 1997-1B, 4%   3,200,000  3,200,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK & NEW JERSEY - CONTINUED
New York & New Jersey Port Auth. Participating VRDN (c):
Series PA-67, 4.02% (Liquidity Facility Merrill
 Lynch & Co., Inc.)  $ 2,080,000 $ 2,080,000
 Series SG-52, 4.02% (Liquidity Facility Societe
 Generale, France) (b)   5,100,000  5,100,000
 Series 1997:
 4% (Liquidity Facility Bank of New York, NA)   2,100,000  2,100,000
  4% (Liquidity Facility Bank of New York, NA) (b)   5,600,000
5,600,000
 Series 6:
 4.02% (Liquidity Facility Societe Generale, France) (b)   3,655,000
3,655,000
  4.02% (Liquidity Facility Societe Generale, France) (b)   9,900,000
9,900,000
  4.02% (Liquidity Facility Societe Generale, France) (b)   6,900,000
6,900,000
New York & New Jersey Port Auth. Rev.:
CP:
 Series A:
  3.70% 8/12/98
   (Liquidity Facility Bank of Nova Scotia) (b)   3,115,000  3,115,000
   3.65% 9/15/98
   (Liquidity Facility Bank of Nova Scotia) (b)   3,850,000  3,850,000
  Series B, 3.35% 7/15/98
  (Liquidity Facility Bank of Nova Scotia)   1,800,000  1,800,000
 VRDN:
 Series 1991, 3.813% (b)(d)   6,400,000  6,400,000
  Series 1992, 3.575% (d)   6,900,000  6,900,000
  Series 1995, 3.575% (b)(d)   10,500,000  10,500,000
  Series 1997-2, 3.575% (d)   10,400,000  10,400,000
New York & New Jersey Port Auth. Spl. Oblig. Rev.
(Versatile Structure Oblig.) VRDN:
 Series 3, 4% (BPA Morgan Guaranty Trust Co., NY)   1,500,000
1,500,000
  Series 4, 3.95% (BPA Landesbank Hessen-Thuringen) (b)   2,200,000
2,200,000
  Series 6, 3.95% (BPA Bank of Nova Scotia)   9,000,000  9,000,000
   109,000,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
PUERTO RICO - 0.8%
Puerto Rico Commonwealth Infrastructure Fin. Auth.
Participating VRDN, Series 1997 A, 3.75%
(Liquidity Facility CoreStates Bank) (c)  $ 15,000 $ 15,000
Puerto Rico Hwy. & Trans. Auth. Series A, 3.75%
(AMBAC Insured) (Liquidity Facility Bank
of Nova Scotia) VRDN   3,800,000  3,800,000
   3,815,000
TOTAL INVESTMENT IN SECURITIES - 100%  $ 509,214,166
Total Cost for Income Tax Purposes  $ 509,214,166
SECURITY TYPE ABBREVIATIONS
BAN - Bond Anticipation Notes
CP - Commercial Paper
VRDN - Variable Rate Demand Notes
LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c) Provides evidence of ownership in one or more underlying municipal bonds.
(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).
Additional information on each holding is as follows:
 ACQUISITION
SECURITY DATE COST
New York &
New Jersey Port
Auth. Rev., VRDN:
 Series 1991, 3.813% 6/18/91 $  6,400,000
 Series 1992, 3.575% 2/14/92 $  6,900,000
 Series 1995, 3.575% 9/15/95 $ 10,500,000
 Series 1997-2, 3.575% 9/15/97 $ 10,400,000
OTHER INFORMATION
The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding 144A issues) amounted to $34,200,000 or 6.7% of net assets (see Note 2 of Notes to Financial Statements). INCOME TAX INFORMATION
At November 30, 1997, the fund had a capital loss carryforward of approximately $71,000 of which $24,000, $16,000, $2,000 and $29,000 will expire on November 30, 2000, 2002, 2003 and 2004, respectively. SPARTAN NEW JERSEY MUNICIPAL MONEY MARKET FUND

FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
 MAY 31, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE -                                   $ 509,214,166
SEE ACCOMPANYING SCHEDULE

SHARE TRANSACTIONS IN PROCESS                                           4,683,879

INTEREST RECEIVABLE                                                     4,413,636

 TOTAL ASSETS                                                           518,311,681

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                  $ 52,588

PAYABLE FOR INVESTMENTS PURCHASED                           4,200,798

SHARE TRANSACTIONS IN PROCESS                               449,638

DISTRIBUTIONS PAYABLE                                       21,076

ACCRUED MANAGEMENT FEE                                      217,644

OTHER PAYABLES AND ACCRUED EXPENSES                         7,705

 TOTAL LIABILITIES                                                      4,949,449

NET ASSETS                                                             $ 513,362,232

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                        $ 513,441,796

ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS                     (79,564)

NET ASSETS, FOR 513,414,601 SHARES OUTSTANDING                         $ 513,362,232

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                $1.00
SHARE ($513,362,232 (DIVIDED BY) 513,414,601 SHARES)



STATEMENT OF OPERATIONS
 SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

INTEREST INCOME                                                     $ 9,356,006

EXPENSES

MANAGEMENT FEE                                         $ 1,299,116

NON-INTERESTED TRUSTEES' COMPENSATION                   143

 TOTAL EXPENSES BEFORE REDUCTIONS                       1,299,259

 EXPENSE REDUCTIONS                                     (8,294)      1,290,965

NET INTEREST INCOME                                                  8,065,041

NET REALIZED GAIN (LOSS) ON INVESTMENTS                              (8,470)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 8,056,571

OTHER INFORMATION

EXPENSE REDUCTIONS                                                  $ 82
CUSTODIAN CREDITS

 TRANSFER AGENT CREDITS                                              8,212

                                                                    $ 8,294



STATEMENT OF CHANGES IN NET ASSETS
                                          SIX MONTHS ENDED   ONE MONTH ENDED   YEAR ENDED
                                          MAY 31, 1998       NOVEMBER 30,      OCTOBER 31,
                                          (UNAUDITED)        1997              1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                $ 8,065,041        $ 1,403,965       $ 16,638,749
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                  (8,470)            -                 (28,856)

 INCREASE (DECREASE) IN                    -                  -                 (31)
 NET UNREALIZED GAIN FROM
 ACCRETION OF MARKET DISCOUNT

 NET INCREASE (DECREASE) IN NET ASSETS     8,056,571          1,403,965         16,609,862
RESULTING FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET     (8,065,041)        (1,403,965)       (16,638,749)
INTEREST INCOME

SHARE TRANSACTIONS AT NET ASSET            272,248,804        37,088,585        572,748,800
VALUE OF $1.00 PER SHARE
PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS FROM NET    7,946,292          1,377,406         16,278,251
 INTEREST INCOME

 COST OF SHARES REDEEMED                   (291,189,368)      (34,651,925)      (573,322,288)

 NET INCREASE (DECREASE) IN NET            (10,994,272)       3,814,066         15,704,763
ASSETS AND SHARES RESULTING FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN             (11,002,742)       3,814,066         15,675,876
  NET ASSETS

NET ASSETS

 BEGINNING OF PERIOD                       524,364,974        520,550,908       504,875,032

 END OF PERIOD                            $ 513,362,232      $ 524,364,974     $ 520,550,908








 FINANCIAL HIGHLIGHTS                   SIX MONTHS        ONE MONTH                 YEARS ENDED OCTOBER 31,
                                        ENDED             ENDED
                                        MAY 31, 1998      NOVEMBER 30,
                                        (UNAUDITED)       1997            1997       1996      1995      1994        1993
SELECTED PER-SHARE DATA

NET ASSET VALUE,
BEGINNING OF PERIOD                     $1.000            $1.000          $1.000     $1.000    $1.000    $1.000      $1.000

INCOME FROM INVESTMENT
OPERATIONS                              .016              .003            .032       .032      .036      .024        .021
NET INTEREST INCOME

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME               (.016)           (.003)          (.032)     (.032)     (.036)     (.024)     (.021)

NET ASSET VALUE, END OF PERIOD          $1.000           $1.000          $1.000     $1.000     $1.000     $1.000     $1.000

TOTAL RETURN B, C                       1.56%            .27%            3.22%      3.24%      3.65%      2.45%      2.17%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD
(000 OMITTED)                           $513,362         $524,365        $520,551   $504,875   $469,834   $395,935  $313,477

RATIO OF EXPENSES TO
 AVERAGE NET ASSETS                     .50% A           .50% A          .40% D     .35% D     .31% D     .28% D    .44% D

RATIO OF EXPENSES TO
AVERAGE NET ASSETS AFTER                .50% A           .50% A          .40%       .34% E     .31%       .28%      .44%
EXPENSE REDUCTIONS

RATIO OF NET INTEREST
INCOME TO AVERAGE NET ASSETS            3.10% A          3.28% A         3.15%      3.20%      3.59%      2.44%     2.15%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR
  ARE NOT ANNUALIZED AND DO NOT INCLUDE THE ACCOUNT
  CLOSEOUT FEE.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD
  CERTAIN EXPENSES NOT BEEN REDUCED DURING THE
  PERIODS SHOWN.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S
  EXPENSES DURING THE PERIOD. WITHOUT THIS
  REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD
  HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING
  ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID
  OR REDUCED A PORTION OF THE FUND'S EXPENSES.
FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND
PERFORMANCE: THE BOTTOM LINE


To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past 10 years total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED MAY 31, 1998          PAST 6  PAST 1  PAST 5  PAST 10
                                    MONTHS  YEAR    YEARS   YEARS

FIDELITY NJ MUNICIPAL MONEY MARKET  1.49%   3.05%   14.70%  43.66%

NEW JERSEY TAX-FREE MONEY MARKET    1.44%   3.17%   14.72%  46.44%
 FUNDS AVERAGE

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or ten years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the New Jersey tax-free money market funds average, which reflects the performance of municipal money market funds with similar objectives tracked by IBC Financial Data, Inc. The past six months average represents a peer group of 18 money market funds. (The periods covered by IBC Financial Data, Inc. numbers are the closest available match to those covered by the fund.) AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED MAY 31, 1998               PAST 1  PAST 5  PAST 10
                                         YEAR    YEARS   YEARS

FIDELITY NJ MUNICIPAL MONEY MARKET       3.05%   2.78%   3.69%

NEW JERSEY TAX-FREE MONEY MARKET         3.17%   2.77%   4.62%
 FUNDS AVERAGE

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
YIELDS
                               6/1/98  3/2/98  12/1/97  9/1/97  6/2/97



FIDELITY NEW JERSEY MUNICIPAL  3.17%   2.79%   3.24%    2.84%   3.17%
 MONEY MARKET FUND



NEW JERSEY TAX-FREE            2.99%   2.66%   3.06%    2.65%   2.93%
 MONEY MARKET FUNDS
 AVERAGE



FIDELITY NEW JERSEY MUNICIPAL  5.29%   4.66%   5.41%    4.74%   5.29%
 MONEY MARKET  FUND -
 TAX-EQUIVALENT

YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the New Jersey tax-free money market funds average as tracked by IBC Financial Data, Inc. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1998 federal and state income tax rate of 40.08%. A portion of the fund's income may be subject to the federal alternative minimum tax.

COMPARING
PERFORMANCE
Yields on tax-free investments
are usually lower than yields on
taxable investments. However, a
straight comparison between the
two may be misleading because
it ignores the way taxes reduce
taxable returns. Tax-equivalent
yield - the yield you would
have to earn on a similar taxable
investment to match the tax-free
yield - makes the comparison
more meaningful. Keep in mind
that the U.S. government neither
insures nor guarantees a money
market fund. In fact, there is no
assurance that a money fund
will maintain a $1 share price.
(checkmark)
FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Scott Orr, Portfolio Manager of Fidelity New Jersey Municipal Money Market Fund
Q. SCOTT, WHAT WAS THE INVESTING ENVIRONMENT LIKE OVER THE PAST SIX
MONTHS?
A. During much of the period, market participants tried to determine when the Federal Reserve Board might raise the fed funds rate - the rate banks charge each other for overnight loans - as a way to slow the economy and thus head off inflation. The economy continued to grow at a fairly strong pace and unemployment numbers were incredibly low - coming in at 4.3% in April. But despite this period of continuing expansion, wage pressures did not arise and inflation remained benign. Under normal circumstances, the possibility of future inflation created by these low unemployment numbers likely would have led the Fed to raise rates. But the economic and political turmoil in Asia kept the Fed on the sidelines during the period.
Q. WHY WAS THE ASIAN TURMOIL ABLE TO OFFSET U.S. ECONOMIC STRENGTH IN THE FED'S DECISION ON MONETARY POLICY?
A. First of all, the Fed didn't want to make the situation in Asia worse by raising short-term interest rates here, especially considering the financial and political unrest in countries such as Indonesia at the end of the period. An increase in short-term rates in the U.S. would have likely strengthened the U.S. dollar even more versus Asian currencies, which could have further hurt their markets. In other words, the Fed was asking itself, "Why make the Asian markets more volatile by raising rates in the U.S.?" Second, there was the possibility that the Asian turmoil would have translated into a reduction of U.S. net exports, which would likely have had a dampening effect of its own on the U.S. economy and inflation.
Q. WHAT WAS THE FUND'S STRATEGY DURING THIS PERIOD?
A. I extended the fund's average maturity by purchasing one-year fixed-rate notes during most of the period. The prevalent supply of one-year issues made them attractive. In addition, as is often the case, fixed-rate instruments in the New Jersey market offered a yield advantage over short-term variable-rate notes because of the strong demand for the latter. Therefore, whenever I felt that concerns about an interest-rate increase were built into the market, I bought fixed-rate notes to lock in higher yields that would last throughout the period. As a result, I extended the fund's average maturity from the low-50-day range at the beginning of the period to the 60-day range at the end of the period.
Q. HOW DID THE FUND PERFORM?
A. The fund's seven-day yield on May 31, 1998, was 3.18%, compared to 3.24% six months ago. The more recent seven-day yield was the equivalent of a 5.31% taxable rate of return for New Jersey investors in the 40.08% combined state and federal income tax bracket. Through May 31, 1998, the fund's six-month total return was 1.49%, compared to 1.44% for the New Jersey tax-free money market funds average, according to IBC Financial Data, Inc.
Q. WHAT'S YOUR OUTLOOK?
A. I think there's one important wildcard: what happens in Asia. If we continue to see the same level of turmoil there, I believe the Fed may be obligated to stay on the sidelines. There's a lot of risk that a rate increase in the U.S. could cause increased volatility in global markets. Without a rate increase, the U.S. economy still might slow as a result of fewer U.S. exports. In this case, the Asian situation would do the Fed's job for them. The strength of the U.S. economy, in light of the Asian situation, has left the Fed at an impasse. And, although I believe the next Fed move will be to raise rates, I don't believe it will be any time soon. The only factor that could change the Fed's stance in the next few months would be real signs of inflation - wage pressures as reflected in the employment cost index or higher-than-expected increases in the consumer price index or the producer price index. At that point, the Fed may risk causing more problems in Asia to keep the U.S. economy on good footing.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current tax-free
income while maintaining
share price stability by
investing in high-quality,
short-term New Jersey
municipal money market
securities
FUND NUMBER: 417
TRADING SYMBOL: FNJXX
START DATE: March 17, 1988
SIZE: as of May 31, 1998,
more than $526 million
MANAGER: Scott Orr, since
1997; manager, various Fidelity
and Spartan municipal money
market funds; joined Fidelity
in 1989
(checkmark)
FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND
INVESTMENT CHANGES


MATURITY DIVERSIFICATION
 DAYS      % OF FUND ASSETS  % OF FUND ASSETS  % OF FUND ASSETS
           5/31/98           11/30/97          5/31/97

  0 - 30   71                67                65

 31 - 90    6                15                16

 91 - 180   7                 9                 6

181 - 397  16                 9                13

WEIGHTED AVERAGE MATURITY
                                5/31/98  11/30/97  5/31/97

FIDELITY NEW JERSEY MUNICIPAL   62 DAYS  50 DAYS   58 DAYS
MONEY MARKET FUND

NEW JERSEY TAX-FREE             50 DAYS  51 DAYS   51 DAYS
MONEY MARKET FUNDS AVERAGE*

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF MAY 31, 1998  AS OF NOVEMBER 30, 1997
ROW: 1, COL: 1, VALUE: 54.0
ROW: 1, COL: 2, VALUE: 16.0
ROW: 1, COL: 3, VALUE: 27.0
ROW: 1, COL: 4, VALUE: 2.0
ROW: 1, COL: 1, VALUE: 56.0
ROW: 1, COL: 2, VALUE: 17.0
ROW: 1, COL: 3, VALUE: 24.0
ROW: 1, COL: 4, VALUE: 2.0
VARIABLE RATE DEMAND
NOTES (VRDNS) 56%
COMMERCIAL PAPER
(INCLUDING CP MODE) 16%
MUNICIPAL
NOTES 27%
OTHER 1%
VARIABLE RATE DEMAND
NOTES (VRDNS) 58%
COMMERCIAL PAPER
(INCLUDING CP MODE) 17%
MUNICIPAL
NOTES 24%
OTHER 1%
FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND
INVESTMENTS MAY 31, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL SECURITIES (A) - 100%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW JERSEY - 79.0%
Bernardsville Gen. Oblig. BAN 3.75% 4/15/99 $ 3,500,000 $ 3,504,696
Bloomfield Township Gen. Oblig. BAN 3.80% 6/1/99   4,300,000
4,300,817
Burlington County Gen. Oblig. BAN 3.75% 4/22/99   2,500,000  2,502,143
Camden County Impt. Auth. Rev., VRDN:
(Jewish Commty. Ctr. Proj.) Series 1995, 4%,
 LOC Nat'l. Westminster Bank PLC   2,200,000  2,200,000
 (Parkview Redev. Hsg. Proj.) 3.90%,
 LOC General Electric Cap. Corp. (b)   6,000,000  6,000,000
Chatham Township Gen. Oblig. BAN 3.75% 2/18/99   3,585,350  3,589,297
Cranford Township Gen. Oblig. BAN 3.76% 3/19/99   2,850,000  2,854,375
Delaware River Port Auth. Participating VRDN, Series SG-53,
4.02% (Liquidity Facility Societe Generale, France) (c)   9,000,000
9,000,000
East Brunswick Township Gen. Oblig. BAN 3.75% 4/13/99   8,200,000
8,211,330
East Windsor Reg. School Dist. BAN 4.25% 8/26/98   2,300,000
2,302,086
Fairfield Township Gen. Oblig. BAN 3.75% 8/6/98   2,628,133  2,629,289
Hudson County Impt. Auth. Rev. (Essential Purp. Pooled
Gov't. Loan Prog.) Series 1986, 3.85%,
LOC Comerica Bank, Detroit, VRDN   28,795,000  28,795,000
Jefferson Township Gen. Oblig. BAN
Series 1998 A, 4% 2/19/99   3,663,650  3,674,341
Middlesex County Gen. Oblig.:
BAN 4% 1/26/99   18,608,095  18,666,946
 Rfdg. Participating VRDN, Series BT-290, 3.70%
(Liquidity Facility Bankers Trust Co., NY) (c)   5,050,000  5,050,000
Montclair Township Gen. Oblig. BAN 4% 1/22/99   3,883,000  3,893,125
Montville Township Gen. Oblig. BAN 4.25% 8/28/98   4,350,000
4,354,541
Morristown Gen. Oblig. BAN 4% 5/4/99   6,350,000  6,361,287
New Jersey Econ. Dev. Auth. Bonds:
(Chambers Cogeneration Proj.) Series 1991,
 3.75% 7/7/98, LOC Credit Locale
  de France, CP mode (b)   8,500,000  8,500,000
 (Keystone Urban Renewal Proj.) Series 1992,
 3.50% 9/10/98, LOC Union Bank of
  Switzerland, CP mode (b)   2,800,000  2,800,000
New Jersey Econ. Dev. Auth. Dock Facs. Rev. Rfdg. (Bayonne/IMTT-Bayonne Proj.) Series1993-C, 3.90%,
LOC First Nat'l. Bank of Chicago, VRDN   3,000,000  3,000,000
New Jersey Econ. Dev. Auth. Econ. Dev. Rev., VRDN:
(500 International Drive Partners Proj.) Series 1995,
 3.70%, LOC First Union Nat'l. Bank   2,800,000  2,800,000
 (Casa DiBertacchi Corp.) Series 1988, 3.95%,
 LOC Marine Midland Bank (b)   600,000  600,000
 (Catholic Commty. Svcs.) Series 1995, 3.60%,
 LOC First Union Nat'l. Bank   1,250,000  1,250,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW JERSEY - CONTINUED
New Jersey Econ. Dev. Auth. Econ. Dev. Rev., VRDN: - continued
(Ctr. For Aging Applewood Proj.) 3.80%,
 LOC Summit Bank, Fleet Bank NA  $ 2,275,000 $ 2,275,000
 (Headquarters Proj.) Series 1997, 3.85%,
 LOC PNC Bank NA   2,500,000  2,500,000
 (Hoffman-LaRoche, Inc.) 3.90%,
 LOC Bayerische Landesbank Girozentrale (b)   1,900,000  1,900,000
 (Peddie School Proj.) 3.75% (BPA PNC Bank NA)   500,000  500,000
 (PVC Container Corp.) Series 1987 D, 4.10%,
 LOC Nat'l. Westminster Bank PLC (b)   1,135,000  1,135,000
 (Russ Berrie & Co., Inc.) 3.50%, LOC Bank of New York, NA   1,000,000
1,000,000
 Rfdg. (RJB Associates 1983 Proj.) 3.85%,
 LOC PNC Bank NA   500,000  500,000
 Rfdg. (Stolthaven Perth Amboy Proj.) Series 1998 A,
 3.80%, LOC Citibank, NA   8,300,000  8,300,000
New Jersey Econ. Dev. Auth. Gas Facs. Rev.
(NUI Corp. Proj.) Series 1996 A, 3.90%
(AMBAC Insured) (BPA Bank of New York, NA) VRDN (b)   5,500,000
5,500,000
New Jersey Econ. Dev. Auth. Health Care Rev.
(Bayshore Health Ctr.) Series 1998 A, 3.90%,
LOC Kredietbank NV, VRDN   4,600,000  4,600,000
New Jersey Econ. Dev. Auth. Poll. Cont. Rev.
(Hoffman-LaRoche, Inc. Proj.) Series 1985, 3.70%,
LOC Wachovia Bank, NA, VRDN   3,000,000  3,000,000
New Jersey Econ. Dev. Auth. Wtr. Facs. Participating VRDN,
Series 1998, 4% (Liquidity Facility Bank of
New York, NA) (b)(c)   10,000,000  10,000,000
New Jersey Edl. Facs. Auth. Participating VRDN,
Series SG-48, 3.92% (Liquidity Facility
Societe Generale, France) (c)   2,900,000  2,900,000
New Jersey Gen. Oblig. Series 1998 A, CP:
3.65% 6/1/98 (Liquidity Facility Bank of
 Nova Scotia/Commerzbank AG)   2,000,000  2,000,000
 3.70% 6/1/98 (Liquidity Facility Bank of
 Nova Scotia/Commerzbank AG)   4,900,000  4,900,000
 3.70% 6/2/98 (Liquidity Facility Bank of
 Nova Scotia/Commerzbank AG)   6,500,000  6,500,000
 3.70% 6/8/98 (Liquidity Facility Bank of
 Nova Scotia/Commerzbank AG)   6,000,000  6,000,000
 3.85% 6/9/98 (Liquidity Facility Bank of
 Nova Scotia/Commerzbank AG)   1,000,000  1,000,000
 3.90% 6/10/98 (Liquidity Facility Bank of
 Nova Scotia/Commerzbank AG)   6,000,000  6,000,000
 3.95% 6/11/98 (Liquidity Facility Bank of
 Nova Scotia/Commerzbank AG)   2,500,000  2,500,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW JERSEY - CONTINUED
New Jersey Gen. Oblig. Series 1998 A, CP: - continued
4% 6/11/98 (Liquidity Facility Bank of
 Nova Scotia/Commerzbank AG)  $ 4,700,000 $ 4,700,000
 4% 6/12/98 (Liquidity Facility Bank of
 Nova Scotia/Commerzbank AG)   4,700,000  4,700,000
 3.70% 6/15/98 (Liquidity Facility Bank of
 Nova Scotia/Commerzbank AG)   15,700,000  15,700,000
 3.90% 6/15/98 (Liquidity Facility Bank of
 Nova Scotia/Commerzbank AG)   6,800,000  6,800,000
New Jersey Gen. Oblig. Participating VRDN (c):
Series PA-340, 3.92% (Liquidity Facility
 Merrill Lynch & Co., Inc.)   12,495,000  12,495,000
 Series 1998, 3.95% (Liquidity Facility Bayerische
 Hypotheken-und Wechsel Bank)   1,100,000  1,100,000
New Jersey Health Care Facs. Fin. Auth. Rev.
(Hosp. Cap. Asset Fing. Prog.) Series 1985 B, 3.70%,
LOC Chase Manhattan Bank, VRDN   8,100,000  8,100,000
New Jersey Higher Ed. Assistance Auth. Student Loan Rev.
Bonds (New Jersey Class Loan Prog.) Series 1997 B,
3.90%, tender 6/1/98 (MBIA Insured) (BPA Landesbank
Hessen-Thuringen) (b)   1,600,000  1,600,000
New Jersey Hsg. & Mtg. Fin. Agcy. Participating VRDN (c):
Series 1994 C-3003, 4.12%
 (Liquidity Facility Citibank, NA)   6,800,000  6,800,000
  Series 1994 C-3004, 3.97%
 (Liquidity Facility Citibank, NA)   3,400,000  3,400,000
 Series 1994 C-3005, 3.97%
 (Liquidity Facility Citibank, NA)   3,500,000  3,500,000
 Series 1996 F, 3.92% (Liquidity Facility Bank of America)   5,515,000
5,515,000
 Series PA-117, 3.94% (Liquidity Facility Merrill
 Lynch & Co., Inc.) (b)   4,320,000  4,320,000
 Series PT-92, 3.94% (Liquidity facility Bayerische
 Hypotheken-und Wechsel Bank) (b)   11,265,000  11,265,000
 Series PT-118, 3.94% (Liquidity Facility
 Banco Santander SA) (b)   9,870,000  9,870,000
New Jersey Sports & Exposition Auth. Rev.
Series 1992 C, 3.65% (MBIA Insured)
(BPA Credit Suisse First Boston) VRDN   13,370,000  13,370,000
New Jersey Trans. Trust Fund Trans. Sys. Participating VRDN (c):
Series PA-330, 3.92% (Liquidity Facility Merrill
 Lynch & Co., Inc.)   2,500,000  2,500,000
 Series 1995 A, 3.90% (Liquidity Facility Nat'l.
 Westminster Bank PLC)   4,100,000  4,100,000
North Brunswick Township Gen. Oblig. BAN 4.25% 8/28/98   2,769,965
2,772,208
Ocean County Gen. Oblig. BAN 4.25% 6/19/98   15,000,000  15,002,591
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW JERSEY - CONTINUED
Ocean County Util. Auth. Wastewtr. Rev. Rfdg. Bonds
Series 1997, 5% 1/1/99  $ 2,600,000 $ 2,621,345
Passaic County Gen. Oblig. BAN:
4.25% 9/25/98   14,000,000  14,016,695
 4% 4/2/99   10,500,000  10,533,472
Salem County Poll. Cont. Fin. Auth.:
Participating VRDN, Series PA-357, 3.92%
 (Liquidity Facility Merrill Lynch & Co., Inc.) (c)   3,900,000
3,900,000
 Poll. Cont. Rev. Rfdg. (Public Svc. Elec. & Gas)
 Series 1997 A, 3.80% (MBIA Insured)
 (BPA Swiss Bank Corp.) (b)   2,200,000  2,200,000
Somerset County Ind. Dev. Board Poll. Cont. Rev.
(3M Corp.) Series 1982, 3.50%, VRDN   600,000  600,000
Sparta Gen. Oblig. BAN 4.25% 6/12/98   2,224,000  2,224,264
Verona Township Gen. Oblig. BAN 4.25% 11/12/98   3,200,000  3,205,953
Washington Township/Gloucester County Gen. Oblig.
BAN 4.10% 1/15/99   3,250,000  3,257,844
West Milford Township Gen. Oblig. BAN:
Series A, 4% 7/23/98   2,200,000  2,201,397
 Series B, 4% 1/22/99   2,100,000  2,105,477
West Windsor School Dist. BAN 4% 1/27/99   9,900,000  9,925,718
Woodbridge Township Gen. Oblig. BAN:
4.25% 7/1/98   3,600,000  3,600,276
 4.25% 7/31/98   7,000,000  7,004,255
   414,855,768
NEW YORK & NEW JERSEY - 21.0%
New York & New Jersey Port Auth. Equip. Rev., VRDN:
Series 1996-1, 4%   5,000,000  5,000,000
 Series 1996-2, 4.10% (b)   3,500,000  3,500,000
 Series 1996-4, 4%   4,200,000  4,200,000
 Series 1997-1A, 4%   2,800,000  2,800,000
New York & New Jersey Port Auth. Participating VRDN (c):
Series SG-52, 4.02%
 (Liquidity Facility Societe Generale, France) (b)   4,600,000
4,600,000
 Series PA-67, 4.02%
 (Liquidity Facility Merrill Lynch & Co., Inc.)   2,000,000  2,000,000
 Series 1997:
 4% (Liquidity Facility Bank of New York, NA) (b)   5,200,000
5,200,000
  4% (Liquidity Facility Bank of New York, NA)   1,900,000  1,900,000
 Series 6:
 4.02% (Liquidity Facility Societe Generale, France) (b)   3,200,000
3,200,000
  4.02% (Liquidity Facility Societe Generale, France) (b)   10,600,000
10,600,000
  4.02% (Liquidity Facility Societe Generale, France) (b)   6,400,000
6,400,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK & NEW JERSEY - CONTINUED
New York & New Jersey Port Auth. Rev.:
CP:
 Series A:
  3.70% 8/12/98
   (Liquidity Facility Bank of Nova Scotia) (b)  $ 3,100,000 $
3,100,000
   3.50% 9/9/98
   (Liquidity Facility Bank of Nova Scotia) (b)   3,120,000  3,120,000
  Series B:
  3.35% 7/15/98
   (Liquidity Facility Bank of Nova Scotia)   1,215,000  1,215,000
   3.50% 9/10/98
   (Liquidity Facility Bank of Nova Scotia)   1,135,000  1,135,000
   3.55% 9/10/98
   (Liquidity Facility Bank of Nova Scotia)   2,515,000  2,515,000
 VRDN:
 Series 1991, 3.813% (b)(d)   8,800,000  8,800,000
  Series 1992, 3.575% (b)(d)   6,800,000  6,800,000
  Series 1995, 3.575% (b)(d)   9,400,000  9,400,000
  Series 1997-1, 3.575% (d)   8,900,000  8,900,000
New York & New Jersey Port. Auth. Spl. Oblig. Rev. (Versatile Structure Oblig.) VRDN:
 3.85% (BPA Morgan Guaranty Trust Co., NY)   2,500,000  2,500,000
  4.20% (BPA Bank of Tokyo-Mitsubishi Ltd.,
  Sumitomo Bank Ltd., Japan) (b)   2,700,000  2,700,000
  Series 3, 4% (BPA Morgan Guaranty Trust Co., NY)   6,290,000
6,290,000
  Series 6, 3.95% (BPA Bank of Nova Scotia)   4,200,000  4,200,000
   110,075,000
TOTAL INVESTMENT IN SECURITIES - 100%  $ 524,930,768
Total Cost for Income Tax Purposes  $ 524,930,768
SECURITY TYPE ABBREVIATIONS
BAN - Bond Anticipation Notes
CP - Commercial Paper
VRDN - Variable Rate Demand Notes
LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c) Provides evidence of ownership in one or more underlying municipal bonds.
(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).
Additional information on each holding is as follows:
 ACQUISITION
SECURITY DATE COST
New York & New
Jersey Port Auth.
Rev., VRDN:
Series 1991, 3.813% 6/18/91 $ 8,800,000
Series 1992, 3.575% 2/14/92 $ 6,800,000
Series 1995, 3.575% 9/15/95 $ 9,400,000
Series 1997-1, 3.575% 9/15/97 $ 8,900,000
OTHER INFORMATION
The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding 144A issues) amounted to $33,900,000 or 6.4% of net assets (see Note 2 of Notes to Financial Statements). INCOME TAX INFORMATION
At November 30, 1997, the fund had a capital loss carryforward of approximately $55,000 of which $8,000, $21,000 and $26,000 will expire on November 30, 2001, 2003 and 2005, respectively.
FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
                                                            MAY 31, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE -                                   $ 524,930,768
SEE ACCOMPANYING SCHEDULE

SHARE TRANSACTIONS IN PROCESS                                           5,775,421

INTEREST RECEIVABLE                                                     4,999,712

 TOTAL ASSETS                                                           535,705,901

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                  $ 33,628

PAYABLE FOR INVESTMENTS PURCHASED                           4,300,817

SHARE TRANSACTIONS IN PROCESS                               4,513,072

DISTRIBUTIONS PAYABLE                                       35,873

ACCRUED MANAGEMENT FEE                                      168,092

OTHER PAYABLES AND ACCRUED EXPENSES                         115,401

 TOTAL LIABILITIES                                                      9,166,883

NET ASSETS                                                             $ 526,539,018

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                        $ 526,596,370

ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS                     (57,352)

NET ASSETS, FOR 526,596,433 SHARES OUTSTANDING                         $ 526,539,018

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                $1.00
SHARE ($526,539,018 (DIVIDED BY) 526,596,433 SHARES)



STATEMENT OF OPERATIONS
 SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

INTEREST INCOME                                                     $ 9,297,815

EXPENSES

MANAGEMENT FEE                                         $ 1,004,702

TRANSFER AGENT FEES                                     440,908

ACCOUNTING FEES AND EXPENSES                            51,407

NON-INTERESTED TRUSTEES' COMPENSATION                   1,150

CUSTODIAN FEES AND EXPENSES                             15,846

REGISTRATION FEES                                       20,614

AUDIT                                                   13,274

LEGAL                                                   10,349

REPORTS TO SHAREHOLDERS                                 16,952

 TOTAL EXPENSES BEFORE REDUCTIONS                       1,575,202

 EXPENSE REDUCTIONS                                     (14,563)     1,560,639

NET INTEREST INCOME                                                  7,737,176

NET REALIZED GAIN (LOSS) ON INVESTMENTS                              (2,116)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 7,735,060

OTHER INFORMATION

EXPENSE REDUCTIONS

 TRANSFER AGENT CREDITS                                             $ 14,563



STATEMENT OF CHANGES IN NET ASSETS
                                                          SIX MONTHS ENDED   YEAR ENDED
                                                          MAY 31, 1998       NOVEMBER 30,
                                                          (UNAUDITED)        1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                $ 7,737,176        $ 13,730,894
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                  (2,116)            (26,426)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           7,735,060          13,704,468
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INTEREST INCOME     (7,737,176)        (13,730,894)

SHARE TRANSACTIONS AT NET ASSET VALUE OF $1.00 PER SHARE   898,843,414        1,381,762,190
PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME    7,503,041          13,414,508

 COST OF SHARES REDEEMED                                   (867,466,537)      (1,330,712,880)

 NET INCREASE (DECREASE) IN NET ASSETS AND SHARES          38,879,918         64,463,818
RESULTING FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  38,877,802         64,437,392

NET ASSETS

 BEGINNING OF PERIOD                                       487,661,216        423,223,824

 END OF PERIOD                                            $ 526,539,018      $ 487,661,216




FINANCIAL HIGHLIGHTS
                              SIX MONTHS ENDED                  YEARS ENDED NOVEMBER 30,
                              MAY 31, 1998

                              (UNAUDITED)         1997       1996       1995       1994       1993
SELECTED PER-SHARE DATA

NET ASSET VALUE,              $ 1.000             $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
BEGINNING OF PERIOD

INCOME FROM INVESTMENT         .015               .030       .029       .033       .022       .019
OPERATIONS
NET INTEREST INCOME

LESS DISTRIBUTIONS

 FROM NET INTEREST             (.015)             (.030)     (.029)     (.033)     (.022)     (.019)
 INCOME

NET ASSET VALUE,              $ 1.000             $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
END OF PERIOD

TOTAL RETURN B, C              1.49%              3.03%      2.93%      3.33%      2.19%      1.94%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF            $ 526,539           $ 487,661  $ 423,224  $ 434,709  $ 399,548  $ 359,587
PERIOD (000 OMITTED)

RATIO OF EXPENSES TO           .60% A             .61%       .63%       .62%       .62%       .63%
AVERAGE NET ASSETS

RATIO OF EXPENSES TO           .60% A             .61%       .61% D     .62%       .62%       .63%
AVERAGE NET ASSETS
AFTER EXPENSE
REDUCTIONS

RATIO OF NET INTEREST          2.95% A            2.98%      2.89%      3.28%      2.17%      1.92%
INCOME TO AVERAGE
NET ASSETS


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS
  THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN
  LOWER HAD CERTAIN EXPENSES NOT BEEN
  REDUCED DURING THE PERIODS SHOWN.
D FMR OR THE FUND HAS ENTERED INTO
  VARYING ARRANGEMENTS WITH THIRD PARTIES
  WHO EITHER PAID OR REDUCED A PORTION OF
  THE FUND'S EXPENSES.
NOTES TO FINANCIAL STATEMENTS
For the period ended May 31, 1998 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan New Jersey Municipal Income Fund (the income fund) is a fund of Fidelity Court Street Trust. Spartan New Jersey Municipal Money Market Fund and Fidelity New Jersey Municipal Money Market Fund(the money market funds) are funds of Fidelity Court Street Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the income fund and the money market funds:
SECURITY VALUATION.
INCOME FUND. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
MONEY MARKET FUNDS. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market funds, accretion of market discount represents unrealized gain until realized at the time of a security disposition or maturity.
EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS -
CONTINUED
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for market discount and futures transactions. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.
SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the income fund less than 180 days are subject to a short-term trading fee equal to
 .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., (formerly FMR Texas, Inc.) an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.
WHEN-ISSUED SECURITIES. Each fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in each applicable fund's schedule of investments. Each fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its custodial
2. OPERATING POLICIES -
CONTINUED
WHEN-ISSUED SECURITIES - CONTINUED
records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
FUTURES CONTRACTS. The income fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
3. PURCHASES AND SALES OF INVESTMENTS.
INCOME FUND. Purchases and sales of securities, other than short-term securities, aggregated $60,623,854 and $47,363,040, respectively.
The market value of futures contracts opened and closed during the period amounted to $23,236,816 and $25,137,750, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the investment adviser for Fidelity New Jersey Municipal Money Market Fund, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .38% of average net assets for Fidelity New Jersey Municipal Money Market Fund.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
As Spartan New Jersey Municipal Income Fund's and Spartan New Jersey Municipal Money Market Fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .55% and .50% of average net assets for Spartan New Jersey Municipal Income Fund and Spartan New Jersey Municipal Money Market Fund, respectively.
FMR also bears the cost of providing shareholder services to Spartan New Jersey Municipal Income Fund and Spartan New Jersey Municipal Money Market Fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the funds' shareholders which amounted to $0 and $3,029 for Spartan New Jersey Municipal Income Fund and Spartan New Jersey Municipal Money Market Fund, respectively.
SUB-ADVISER FEE. As the money market funds' investment sub-adviser, Fidelity Investments Money Management, Inc. (formerly FMR Texas, Inc.), a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian and transfer and shareholder servicing agent for Fidelity New Jersey Municipal Money Market Fund. UMB has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
For the period, the transfer agent fees were equivalent to an annualized rate of .17% of average net assets for Fidelity New Jersey Municipal Money Market Fund.
5. EXPENSE REDUCTIONS.
Fidelity New Jersey Municipal Money Market Fund and FMR (on behalf of Spartan New Jersey Municipal Income Fund and Spartan New Jersey Municipal Money Market Fund) have entered into arrangements with their custodians and transfer agents whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses.
For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

 To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI




INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research Company
Boston, MA
SUB-ADVISER
Fidelity Investments
Money Management, Inc.
Merrimack, NH
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning Jr., Vice President
Boyce I. Greer, Vice President
Dwight D. Churchill, Vice President
Norm Lind, Vice President
Scott Orr, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
* INDEPENDENT TRUSTEES
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
and
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress (registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)SPARTAN(registered trademark)

MUNICIPAL INCOME
FUND

SEMIANNUAL REPORT
MAY 31, 1998
CONTENTS


PRESIDENT'S MESSAGE   3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE           4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK             7    THE MANAGER'S REVIEW OF FUND
                           PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES    10   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                           INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS           11   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                           WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS  39   STATEMENTS OF ASSETS AND LIABILITIES,
                           OPERATIONS, AND CHANGES IN NET ASSETS,
                           AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                 43   NOTES TO THE FINANCIAL STATEMENTS.




THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
While low interest rates and subdued inflation provided support for stock and bond markets in the U.S. during the first five months of 1998, concerns about continuing economic and political difficulties in Asia colored their performance. The stock market reached record heights due to stronger-than-expected corporate earnings, but retreated at times when concerns surfaced about how the Asian volatility would affect business prospects. The bond market benefited from these retreats, as investors sought alternatives offering lower volatility.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED MAY 31, 1998            PAST 6  PAST 1  PAST 5  PAST 10
                                      MONTHS  YEAR    YEARS   YEARS

SPARTAN MUNICIPAL INCOME              3.66%   9.32%   34.18%  121.81%

LB MUNICIPAL BOND                     3.78%   9.38%   38.48%  124.26%

GENERAL MUNICIPAL DEBT FUNDS AVERAGE  3.52%   9.21%   34.08%  117.84%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Municipal Bond Index - a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the general municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 247 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED MAY 31, 1998            PAST 1  PAST 5  PAST 10
                                      YEAR    YEARS   YEARS

SPARTAN MUNICIPAL INCOME              9.32%   6.06%   8.29%

LB MUNICIPAL BOND                     9.38%   6.73%   8.41%

GENERAL MUNICIPAL DEBT FUNDS AVERAGE  9.21%   6.03%   8.08%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS

             Spartan Municipal Income    LB Municipal Bond
             00037                       LB015
  1988/05/31      10000.00                    10000.00
  1988/06/30      10119.65                    10146.30
  1988/07/31      10224.45                    10212.45
  1988/08/31      10271.60                    10221.44
  1988/09/30      10497.58                    10406.45
  1988/10/31      10699.32                    10589.60
  1988/11/30      10609.04                    10492.60
  1988/12/31      10813.50                    10599.94
  1989/01/31      10966.05                    10819.15
  1989/02/28      10899.70                    10695.70
  1989/03/31      10922.17                    10670.14
  1989/04/30      11274.60                    10923.45
  1989/05/31      11513.10                    11150.33
  1989/06/30      11624.97                    11301.75
  1989/07/31      11709.70                    11455.57
  1989/08/31      11657.75                    11343.42
  1989/09/30      11607.99                    11309.61
  1989/10/31      11729.54                    11447.93
  1989/11/30      11946.17                    11648.27
  1989/12/31      12045.50                    11743.55
  1990/01/31      11918.57                    11688.00
  1990/02/28      12074.63                    11792.03
  1990/03/31      12088.29                    11795.56
  1990/04/30      11870.84                    11710.16
  1990/05/31      12198.39                    11965.80
  1990/06/30      12328.66                    12070.98
  1990/07/31      12519.52                    12248.42
  1990/08/31      12389.29                    12070.57
  1990/09/30      12482.75                    12077.45
  1990/10/31      12648.67                    12296.54
  1990/11/30      13010.27                    12543.82
  1990/12/31      13066.24                    12598.39
  1991/01/31      13236.42                    12767.46
  1991/02/28      13319.27                    12878.53
  1991/03/31      13362.13                    12883.17
  1991/04/30      13544.94                    13054.52
  1991/05/31      13664.24                    13170.57
  1991/06/30      13664.96                    13157.53
  1991/07/31      13863.47                    13317.79
  1991/08/31      13985.94                    13493.19
  1991/09/30      14097.73                    13668.87
  1991/10/31      14230.28                    13791.89
  1991/11/30      14261.34                    13830.37
  1991/12/31      14395.95                    14127.17
  1992/01/31      14543.72                    14159.38
  1992/02/29      14573.48                    14163.91
  1992/03/31      14587.76                    14169.15
  1992/04/30      14727.25                    14295.25
  1992/05/31      14868.60                    14463.51
  1992/06/30      15074.77                    14706.21
  1992/07/31      15461.52                    15147.10
  1992/08/31      15255.73                    14999.41
  1992/09/30      15296.69                    15097.51
  1992/10/31      15042.00                    14949.10
  1992/11/30      15432.35                    15216.84
  1992/12/31      15599.46                    15372.20
  1993/01/31      15817.77                    15550.98
  1993/02/28      16399.91                    16113.46
  1993/03/31      16281.10                    15943.14
  1993/04/30      16435.97                    16104.01
  1993/05/31      16531.36                    16194.51
  1993/06/30      16774.62                    16464.80
  1993/07/31      16780.45                    16486.37
  1993/08/31      17145.08                    16829.62
  1993/09/30      17393.04                    17021.31
  1993/10/31      17411.36                    17054.16
  1993/11/30      17271.20                    16903.91
  1993/12/31      17644.59                    17260.75
  1994/01/31      17838.65                    17457.87
  1994/02/28      17384.23                    17005.71
  1994/03/31      16579.88                    16313.24
  1994/04/30      16666.02                    16451.57
  1994/05/31      16769.89                    16594.21
  1994/06/30      16674.98                    16492.82
  1994/07/31      16989.67                    16795.13
  1994/08/31      17051.39                    16853.24
  1994/09/30      16798.07                    16605.84
  1994/10/31      16447.19                    16310.92
  1994/11/30      15934.05                    16016.02
  1994/12/31      16330.20                    16368.53
  1995/01/31      16886.89                    16836.34
  1995/02/28      17375.60                    17325.94
  1995/03/31      17421.13                    17525.02
  1995/04/30      17429.84                    17545.70
  1995/05/31      17973.47                    18105.58
  1995/06/30      17696.86                    17948.06
  1995/07/31      17824.96                    18118.21
  1995/08/31      18043.23                    18347.95
  1995/09/30      18182.45                    18464.09
  1995/10/31      18443.92                    18732.56
  1995/11/30      18793.45                    19043.33
  1995/12/31      18972.27                    19226.34
  1996/01/31      19129.38                    19371.50
  1996/02/29      19050.03                    19240.74
  1996/03/31      18806.01                    18994.84
  1996/04/30      18729.47                    18941.09
  1996/05/31      18734.43                    18933.51
  1996/06/30      18956.04                    19139.70
  1996/07/31      19134.51                    19313.87
  1996/08/31      19139.37                    19309.23
  1996/09/30      19363.93                    19579.56
  1996/10/31      19592.17                    19801.01
  1996/11/30      19993.94                    20163.36
  1996/12/31      19910.38                    20078.68
  1997/01/31      19929.79                    20116.63
  1997/02/28      20102.51                    20301.30
  1997/03/31      19842.11                    20030.68
  1997/04/30      20006.43                    20198.34
  1997/05/31      20289.52                    20502.12
  1997/06/30      20538.08                    20720.47
  1997/07/31      21122.51                    21294.43
  1997/08/31      20907.81                    21094.90
  1997/09/30      21158.98                    21345.29
  1997/10/31      21279.66                    21482.54
  1997/11/30      21397.30                    21608.86
  1997/12/31      21747.24                    21924.13
  1998/01/31      21990.34                    22150.39
  1998/02/28      21966.24                    22157.04
  1998/03/31      21968.87                    22176.53
  1998/04/30      21846.97                    22076.52
  1998/05/29      22181.02                    22425.99
IMATRL PRASUN   SHR__CHT 19980531 19980608 134341 R00000000000123

Spartan Municipal Income LB Municipal Bond
$22,426
$22,181
$
'98
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Spartan Municipal Income Fund on May 31, 1988. As the chart shows, by May 31, 1998, the value of the investment would have grown to $22,181 - a 121.81% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $22,426 - a 124.26% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will
do tomorrow. Bond prices, for
example, generally move in the
opposite direction of interest
rates. In turn, the share price,
return and yield of a fund that
invests in bonds will vary. That
means if you sell your shares
during a market downturn, you
might lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)

TOTAL RETURN COMPONENTS

                 SIX MONTHS         YEARS ENDED NOVEMBER 30,
                 ENDED
                 MAY 31,

                 1998        1997   1996   1995    1994     1993

DIVIDEND RETURN  2.47%       5.32%  5.30%  6.54%   7.54%    6.33%

CAPITAL RETURN   1.19%       1.70%  1.09%  11.41%  -15.28%   5.59%

TOTAL RETURN     3.66%       7.02%  6.39%  17.95%  -7.74%   11.92%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.
DIVIDENDS AND YIELD

PERIODS ENDED MAY 31, 1998              PAST 1       PAST 6        PAST 1
                                        MONTH        MONTHS        YEAR

DIVIDENDS PER SHARE                     5.17(CENTS)  30.67(CENTS)  61.07(CENTS)

ANNUALIZED DIVIDEND RATE                4.83%        4.85%         4.85%

30-DAY ANNUALIZED YIELD                 4.34%        -             -

30-DAY ANNUALIZED TAX-EQUIVALENT YIELD  6.78%        -             -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $12.61 over the past one month, $12.68 over the past six months and $12.59 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Investor sentiment, shifting supply
and demand conditions, and
volatility in Asia played key roles
in the municipal bond market during
the six months that ended May 31,
1998. During this period, the
Lehman Brothers Municipal Bond
Index - a measure of the municipal
bond market - returned 3.78%. To
compare, the Lehman Brothers
Aggregate Bond Index - a
measure of the investment-grade
taxable bond market in the U.S. -
returned 4.09%. In late 1997,
volatility in Asia helped prop up the
muni bond market. Investors felt that
currency devaluations in that region
would translate into cheaper prices
for Asian goods and help control
the inflation that can eat into bonds'
fixed payments. Since the beginning
of 1998, though, muni bond supply
increased as many issuers took
advantage of lower interest rates
to refinance their debt at lower rates.
That, combined with softening
demand, dampened the
performance of muni bonds in early
1998. On top of that, the municipal
bond market experienced
extremely heavy issuance in March
and April, as issuers rushed to
market before the largest deal in
municipal market history took place
in May - a $3.5 billion issuance
by Long Island Power Authority. This
heavy supply, coupled with only
intermittent demand, put
downward pressure on municipal
bonds in April. Renewed fears of
economic and political dislocation in
Asia attracted investors to all sectors
of the bond market in May, but,
overall, municipals lagged taxable
issues through the first five months
of 1998.
NOTE TO SHAREHOLDERS: On January 31, 1998, George Fischer became Portfolio Manager of Spartan Municipal Income Fund.
Q. HOW DID THE FUND PERFORM, GEORGE?
A. For the six-month period that ended May 31, 1998, the fund had a total return of 3.66%. To get a sense of how the fund did relative to its competitors, the general municipal debt funds average returned 3.52% for the same six-month period, according to Lipper Analytical Services. Additionally, the Lehman Brothers Municipal Bond Index - which is a broad measure of the performance of the municipal bond market - returned 3.78% for the same six-month period. For the 12-month period that ended May 31, 1998, the fund returned 9.32%. That compared to the 9.21% return of the general municipal debt funds average and the 9.38% return of the Lehman Brothers Municipal Bond Index over the same one-year period.
Q. YOU HAVE BEEN ON THE FUND FOR THE PAST FOUR MONTHS. HAVE YOU MADE ANY STRATEGIC CHANGES SINCE TAKING OVER?
A. No. I've managed the fund much in the same fashion as the previous manager. We share a similar investment style that focuses on finding bonds at prices Fidelity identifies as being below their fair value when one of their characteristics - be it maturity, issuer, credit quality or another factor - temporarily falls out of favor. Any changes I've made since taking over were a result of opportunities that presented themselves.
Q. CAN YOU GIVE US AN EXAMPLE?
A. Sure. In terms of the way the fund's investments were allocated among bonds with various maturities, I kept the fund focused on bonds with maturities between five and 15 years. I did that because the yield curve - a graphical representation of the yield of bonds by ascending maturity dates - was relatively flat beyond 15 years. Up to about a 15-year maturity, an investor was paid an appropriate amount of added income for each additional year of maturity. It is this additional income that compensates the investor for the added risk taken on by investing in the longer-maturity part of the municipal market. But for bonds with maturities of 15 years or longer, the extra income for each successive year was, in my opinion, less attractive given the level of risk inherent in longer-term bonds. Throughout the period, I also kept the fund's duration - which measures its sensitivity to changes in interest rates - in line with the municipal bond market as a whole, as represented by the Lehman Brothers Municipal Bond Index.
Q. WHICH HOLDINGS CONTRIBUTED TO THE FUND'S PERFORMANCE? WHICH
DETRACTED FROM IT?
A. Securities rated Baa by Moody's Investors Service performed particularly well during the period. Faced with falling interest rates, investors continued to seek out Baa-rated securities because they offered more yield than higher-rated A and AA securities. What's more, there was a limited supply of Baa-rated bonds available. Strong demand pushed up against low supply and boosted the prices of most Baa-rated bonds. On the other hand, the fund's small stake in bonds backed by municipal issuers in Hawaii proved disappointing. Economic turmoil in Asia put a damper on Hawaii's tourism industry, because fewer Japanese vacationed on the island and many of the state's municipal issuers collected less tax revenue as a result.
Q. THERE WAS A SLIGHT DECREASE IN THE FUND'S CALIFORNIA POSITION AND A SLIGHT INCREASE IN THE FUND'S NEW YORK POSITION OVER THE PAST SIX MONTHS. WHAT EXPLAINS THOSE SHIFTS?
A. I sold some bonds issued in California because they had done quite well, and had, in my view, become a little expensive. I sold them when I felt it was a good time to lock in some gains. In New York, I added bonds issued by the Long Island Power Authority. These bonds were part of the biggest single municipal deal ever - more than $3.5 billion in bonds were sold. Because there was a strong demand for these bonds - not only when they were issued but in the weeks that followed - they performed well.
Q. GEORGE, WHAT'S AHEAD FOR THE FUND AND THE MUNICIPAL MARKET?
A. At the end of the period, municipals were attractively priced compared to Treasury bonds mainly because the supply of municipals has been heavy so far in 1998. To take advantage of low interest rates by refinancing their debt and to issue new securities in advance of the record-breaking Long Island Power Authority deal, issuers brought a relatively large supply of municipals in the first five months of this year. If supply tapers off - which I believe it will in the second half of 1998 - municipals may do relatively well as they play catch-up to Treasuries.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
GEORGE FISCHER ON THE FUND'S
BENCHMARK INDEX AND ITS ROLE
IN MANAGING THE FUND:
"THE LEHMAN BROTHERS MUNICIPAL
BOND INDEX PLAYS AN IMPORTANT
ROLE IN THE MANAGEMENT OF THE
FUND. IT'S THE FUND'S BENCHMARK
INDEX AND INCLUDES MOST OF THE
UNIVERSE OF MUNICIPAL BONDS. I USE
THE INDEX AS A STARTING POINT FOR MY
INVESTMENT DECISIONS, MANAGING
THE FUND TO BE GENERALLY AS
SENSITIVE TO CHANGES IN INTEREST
RATES AS THE INDEX. IN ADDITION, I
REFER TO THE INDEX WHEN DECIDING
HOW TO ALLOCATE ASSETS AMONG
DIFFERENT MATURITIES AND MARKET
SECTORS BASED ON MY VIEW OF THE
RELATIVE VALUE OF EACH MATURITY OR
SECTOR."
(SOLID BULLET) GENERAL OBLIGATION BONDS (GOS)
MADE UP THE FUND'S LARGEST SECTOR
CONCENTRATION AT 27.8% OF
INVESTMENTS AT THE END OF THE
PERIOD. A GO IS BACKED BY THE FULL
FAITH AND CREDIT - WHICH INCLUDES
THE TAXING POWER - OF A CITY,
COUNTY STATE OR OTHER ISSUER, AND IS
REPAID WITH GENERAL REVENUE
INCLUDING TAXES.
FUND FACTS
GOAL: A HIGH LEVEL OF INCOME
FREE FROM FEDERAL TAX
FUND NUMBER: 037
TRADING SYMBOL: FHIGX
START DATE: DECEMBER 1, 1977
SIZE: AS OF MAY 31, 1998,
MORE THAN $2.4 BILLION
MANAGER: GEORGE FISCHER, SINCE
JANUARY 31, 1998; MANAGER,
VARIOUS FIDELITY AND SPARTAN
MUNICIPAL INCOME FUNDS; JOINED
FIDELITY IN 1989
(CHECKMARK)
INVESTMENT CHANGES


TOP FIVE STATES AS OF MAY 31, 1998
               % OF FUND'S   % OF FUND'S INVESTMENTS
               INVESTMENTS   IN THESE STATES
                             6 MONTHS AGO

NEW YORK       17.7          15.3

CALIFORNIA     10.8          12.9

TEXAS          10.1          10.7

MASSACHUSETTS  8.0           8.9

ILLINOIS       5.6           5.9

TOP FIVE SECTORS AS OF MAY 31, 1998
                       % OF FUND'S   % OF FUND'S INVESTMENTS
                       INVESTMENTS   IN THESE SECTORS
                                     6 MONTHS AGO

GENERAL OBLIGATION     27.8          29.9

ELECTRIC REVENUE       15.1          14.0

TRANSPORTATION         11.7          11.1

HEALTH CARE            8.8           9.6

ESCROWED/PRE-REFUNDED  7.1           5.8

AVERAGE YEARS TO MATURITY AS OF MAY 31, 1998
                                               6 MONTHS AGO

YEARS  13.2                                    12.6

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF MAY 31, 1998
                                               6 MONTHS AGO

YEARS  6.5                                     6.9

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF MAY 31, 1998 AS OF NOVEMBER 30, 1997
AAA 50.0%
AA, A 37.2%
BAA 9.0%
BA, B 0.0%
NON-RATED 2.0%
SHORT-TERM
INVESTMENTS 1.8%
AAA 46.6%
AA, A 35.4%
BAA 13.0%
BA, B 0.3%
NON-RATED 1.8%
SHORT-TERM
INVESTMENTS 2.9%
ROW: 1, COL: 1, VALUE: 50.0
ROW: 1, COL: 2, VALUE: 37.2
ROW: 1, COL: 3, VALUE: 9.0
ROW: 1, COL: 4, VALUE: 0.0
ROW: 1, COL: 5, VALUE: 2.0
ROW: 1, COL: 6, VALUE: 1.8
ROW: 1, COL: 1, VALUE: 45.9
ROW: 1, COL: 2, VALUE: 35.4
ROW: 1, COL: 3, VALUE: 13.0
ROW: 1, COL: 4, VALUE: 1.0
ROW: 1, COL: 5, VALUE: 1.8
ROW: 1, COL: 6, VALUE: 2.8
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS. INVESTMENTS MAY 31, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL BONDS - 98.2%
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
ALABAMA - 0.3%
Alabama Bldg. Renovation Fin. Auth. Rev.
7.45% 9/1/11  A $ 3,000 $ 3,275
Mobile Wtr. & Swr. Commissioners Wtr. & Swr.
Rev. Rfdg. 6.50% 1/1/09  A  4,600  5,003
  8,278
ALASKA - 2.3%
Alaska Student Loan Corp. Student Loan Rev.
Series A:
 (State Assisted):
  5.90% 7/1/03 (AMBAC Insured) (b)  Aaa  1,070  1,123
   6% 7/1/04 (AMBAC Insured) (b)  Aaa  2,500  2,627
  7.30% 7/1/00 (AMBAC Insured) (b)  Aaa  4,600  4,899
  5.55% 7/1/03 (AMBAC Insured) (b)  Aaa  1,300  1,361
  5.65% 7/1/04  (AMBAC Insured) (b)  Aaa  1,300  1,371
  5.15% 7/1/05 (AMBAC Insured) (b)  Aaa  1,500  1,549
North Slope Borough Gen. Oblig.:
(Cap. Appreciation) Series A
 0% 6/30/01 (MBIA Insured)   Aaa  6,400  5,612
 (Cap. Appreciation) Series B:
 0% 1/1/02 (MBIA Insured)  Aaa  16,000  13,687
  0% 1/1/03 (MBIA Insured)  Aaa  9,675  7,883
  0% 6/30/05 (Cap. Guaranty Insured)  Aaa  2,500  1,804
 Series B, 7.50% 6/30/01 (FSA Insured)  Aaa  2,000  2,190
Valdez Marine Term Rev. Rfdg. (BP Pipeline, Inc.
Proj.) Series B, 5.50% 10/1/28  Aa2  11,000  11,124
  55,230
ARIZONA - 1.4%
Arizona Trans. Board (Hwy. Rev.) Sub Series A:
6.60% 7/1/08 (Pre-Refunded
 to 7/1/01 @ 101.5) (h)  Aaa  3,000  3,263
 6.50% 7/1/11 (Pre-Refunded to
 7/1/01 @ 101.5) (h)  Aaa  4,500  4,882
Chandler Gen. Oblig.:
Rfdg. (Cap. Appreciation):
 0% 7/1/05 (FGIC Insured)  Aaa  5,700  4,179
  0% 7/1/08 (FGIC Insured)  Aaa  1,700  1,072
 7.375% 7/1/09 (FGIC Insured)  Aaa  1,000  1,249
Maricopa County Hosp. Rev. Rfdg.
(Sun Health Corp.) 5.40% 4/1/05  Baa1  2,435  2,500
Maricopa County Ind. Dev. Auth. Hosp. Facs.
Rev. Rfdg. (Samaritan Health Svcs.) Series A,
7% 12/1/16 (MBIA Insured)  Aaa  2,000  2,507
Phoenix Gen. Oblig. Rfdg. 6% 7/1/02  Aa1  1,840  1,968
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
ARIZONA - CONTINUED
Pima County Ctfs. of Prtn.:
4.75% 1/1/04 (MBIA Insured)  Aaa $ 2,060 $ 2,104
 4.90% 1/1/06 (MBIA Insured)  Aaa  2,000  2,056
Pima County Unified School Dist. #1 (Tucson Proj. of
1989) Series G, 8% 7/1/04 (MBIA Insured)  Aaa  2,000  2,393
Tucson Ltd. Tax Rfdg. 7.50% 7/1/01  Aa3  2,525  2,772
Tucson Wtr. Rev. Series D:
9.75% 7/1/07  A1  500  693
 9.75% 7/1/08  A1  500  707
 9.75% 7/1/09  A1  750  1,080
  33,425
ARKANSAS - 0.6%
Arkansas Dev. Fin. Auth. Rev. (Cap. Asset)
Series B, 7.10% 3/1/08  A  4,500  4,898
Arkansas State College Savings
(Cap. Appreciation) Series A:
 0% 6/1/03  Aa3  1,280  1,034
  0% 6/1/04  Aa3  1,110  855
North Little Rock Elec. Rev. Rfdg. Series A,
6.50% 7/1/10 (MBIA Insured)  Aaa  3,840  4,458
Pulaski County Health Facs. Board Rev. Rfdg.
(Sisters Charity Nazareth-St. Vincents Infirmary)
6.05% 11/1/09 (MBIA Insured)  Aaa  1,750  1,988
Rogers Sales & Use Tax Rev. 5% 11/1/15  A1  1,735  1,740
  14,973
CALIFORNIA - 10.8%
California Dept. of Wtr. Resources Rev.
(Central Valley Proj.) Series 0, 5% 12/1/22 Aa2 4,000 3,901 California Edl. Facs. Auth. Rev.:
Rfdg. (Univ. of Southern California)
 Series C, 5.125% 10/1/28  Aa3  4,410  4,367
 (Stanford Univ.) Series N, 5.20% 12/1/27  Aaa  5,400  5,424
California Gen. Oblig.:
7% 8/1/04  A1  2,000  2,292
 7% 3/1/06  A1  1,365  1,595
 7% 10/1/06  A1  8,975  10,582
 7% 10/1/09  A1  1,000  1,220
 6.30% 9/1/10  A1  4,000  4,626
 5.25% 10/1/13  A1  5,000  5,123
 5.25% 10/1/17  A1  1,500  1,511
California Hsg. Fin. Agcy. Rev. (Home Mtg.
Single Family) (Cap. Appreciation)
Series 1983 A, 0% 2/1/15  Aa2  187  39
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
California Hsg. Fin. Agcy. Rev. (Home Mtg):
Rfdg. Series A:
 5.30% 8/1/14 (MBIA Insured)  Aaa $ 780 $ 784
  5.70% 8/1/16 (MBIA Insured)  Aaa  1,940  1,991
 Series G:
 5.90% 2/1/09 (MBIA Insured) (b)  Aaa  1,000  1,070
  5.90% 8/1/09 (MBIA Insured) (b)  Aaa  2,000  2,140
 Series R, 6.15% 8/1/27 (MBIA Insured) (b)  Aaa  3,000  3,189
California Poll. Cont. Fing. Auth. Resource
Recovery Rev. (Waste Mgmt., Inc.) Series A,
7.15% 2/1/11 (b)  Baa1  5,235  5,682
California Pub. Wks Board Lease Rev.:
Rfdg.:
 (California Commty. Colleges) Series D:
  5.375% 3/1/11  A  3,000  3,122
   5.375% 3/1/12  A  1,500  1,549
  (Dept. of Corrections State Prison,
  Montery County Soledad II)
  Series D, 5.375% 11/1/13  A2  2,500  2,587
  (State Archives Bldg. Complex)
  Series A, 5.375% 12/1/10  A2  5,000  5,258
 (Commty. College Proj.) Series A, 6% 10/1/14  A  5,000  5,397
 (Dept. of Corrections State Prison - Susanville)
 Series D, 5.375% 6/1/18  A2  1,500  1,519
 (Library & Courts Annex Bldg.)
 Series A, 6% 5/1/13  A2  3,500  3,842
 (Various California Univ. Proj.)
 Series A, 5.25% 12/1/13  A2  3,750  3,808
California Rural Home Mtg. Fin. Auth. Lease Rev.
(Rural Lease Purp.) Series A,
4.45% 8/1/01 (MBIA Insured)  Aaa  9,000  9,124
California Statewide Commtys. Dev. Corp. Ctfs.
of Prtn. (J. Paul Getty Trust) 5% 10/1/23  Aaa  5,195  5,093
Castaic Lake Wtr. Agcy. Ctfs. of Prtn. Rfdg.
(Wtr. Sys. Impt. Proj.) Series A,
7.25% 8/1/09 (MBIA Insured)  Aaa  1,800  2,219
Duarte Ctfs. of Prtn. (City of Hope Med. Ctr.)
6.25% 4/1/23  Baa1  15,750  16,614
Encinitas Union School Dist. (Cap. Appreciation):
0% 8/1/05 (MBIA Insured)  Aaa  1,500  1,089
 0% 8/1/06 (MBIA Insured)  Aaa  1,000  691
 0% 8/1/07 (MBIA Insured)  Aaa  1,500  987
 0% 8/1/08 (MBIA Insured)  Aaa  1,250  782
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
Long Beach Hbr. Rev.:
Rfdg. Series A, 6% 5/15/13 (FGIC Insured)  Aaa $ 4,700 $ 5,248
 8.50% 5/15/03 (MBIA Insured) (b)  Aaa  6,235  7,377
 8% 5/15/04 (MBIA Insured) (b)  Aaa  6,305  7,485
 6% 5/15/06 (MBIA Insured) (b)  Aaa  3,000  3,296
 5.125% 5/15/18 (b)  Aa3  5,000  4,929
Los Angeles County Metropolitan
Trans. Auth. Rev. Rfdg.:
 (Gen. Union Station) Series A,
  5.20% 7/1/12 (FSA Insured)  Aaa  4,355  4,480
  (Sales Tax) 5.625% 7/1/13 (MBIA Insured)  Aaa  3,380  3,579
Los Angeles County Pub. Wks. Fing. Auth. Lease
Rev. (Multiple Cap. Facs. Proj. #4)
4.75% 2/1/10 (MBIA Insured)  Aaa  6,000  6,053
Los Angeles County Trans. Commission Sales Tax
Rev. (Proposition C) Series A, 6.75% 7/1/19
(Pre-Refunded to 7/1/02 @ 102) (h)  Aaa  10,000  11,175
Metropolitan Wtr. Dist. Southern California
Wtrwks. Rev. Series A,
5.75% 7/1/21 (MBIA Insured)  Aaa  2,000  2,107
Northern California Pwr. Agcy. Pub. Pwr. Rev.
Rfdg. (Geothermal Proj. #3) Series A,
5.80% 7/1/09 (AMBAC Insured)  Aaa  6,000  6,667
San Diego County Reg'l. Trans. Commission
Sales Tax Rev. Series A,
6.25% 4/1/02 (FGIC Insured)  Aaa  1,100  1,181
San Francisco Bldg. Auth. Lease Rev. (Dept.
Gen. Svcs. Lease) Series A, 5% 10/1/13  A  5,500  5,534
San Francisco City & County Arpt. Commission
Int'l. Arpt. Rev. 2nd Series:
 Rfdg. Issue 1, 6.20% 5/1/05
  (AMBAC Insured)  Aaa  2,330  2,528
  Issue 10A:
  5.50% 5/1/13 (MBIA Insured) (b)  Aaa  5,955  6,168
   5.55% 5/1/14 (MBIA Insured) (b)  Aaa  5,875  6,085
San Francisco City & County Swr. Rev. Rfdg.
5.90% 10/1/08 (AMBAC Insured)  Aaa  10,000  10,803
San Jaoquin Hills Trans. Corridor Agcy. Toll Road
Rev. Rfdg. Series A,
0% 1/15/02 (Cap. Appreciation)  Baa3  8,000  6,837
Santa Margarita/Dana Point Auth. Rev. Rfdg.
(Impt. Dist. 3&3A, 4&4A) Series B,
7.25% 8/1/08 (MBIA Insured)  Aaa  1,770  2,166
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
Santa Rosa Wastewtr. Rev. Rfdg. & Sub-Reg'l.
Wastewtr. Proj. Series A,
4.75% 9/1/16 (FGIC Insured)  Aaa $ 4,000 $ 3,843
South Orange County Pub. Fing. Auth. Spl. Tax Rev.:
Rfdg. Series A, 7% 9/1/11 (MBIA Insured)  Aaa  3,490  4,290
 (Foothill Area) Series C:
 7.50% 8/15/07 (FGIC Insured)  Aaa  2,500  3,074
  8% 8/15/08 (FGIC Insured)  Aaa  2,500  3,213
Southern California Pub. Pwr. Auth.
Pwr. Proj. Rev. Rfdg. Series A:
 (Mead Adelanto Proj.)
  4.875% 7/1/20 (AMBAC Insured)  Aaa  1,500  1,446
  (Mead Phoenix Proj.)
  4.875% 7/1/20 (AMBAC Insured)  Aaa  4,640  4,473
  (Palo Verde Proj.) 5% 7/1/02 (FSA Insured)  Aaa  7,145  7,351
West & Central Basin Fin. Auth. Rev. Rfdg.
Series C, 5.25% 8/1/08 (AMBAC Insured)  Aaa  6,100  6,392
  256,997
COLORADO - 4.5%
Arapaho County Cap. Impt. Trust Fed. Hwy. Rev.
(Cap. Appreciation):
 Series C, 0% 8/31/15
  (Pre-Refunded to 8/31/05 @ 48.618) (h)  Aaa  10,400  3,663
  Series E, 0%, 8/31/26
  (Pre-Refunded to 8/31/05 @ 20.863) (h)  Aaa  170,700  25,795
Aurora Gen. Oblig. Rfdg. 4.75% 11/1/14  A1  3,040  2,972
Colorado Health Facs. Auth. Rev.
Rfdg. (Rocky Mountain Adventist):
 6.25% 2/1/04  Baa2  2,500  2,649
  6.625% 2/1/13  Baa2  6,500  6,967
  6.625% 2/1/22  Baa2  4,700  5,038
Colorado Health Facs. Auth. Hosp. Sys. Rev.
(Swedish Med. Ctr.) Series A, 7.25% 10/1/08
 (Pre-Refunded to 10/1/00 @ 102) (h)  Aaa  1,000  1,091
Colorado Springs Arpt. Rev.
(Cap. Appreciation) Series C:
 0% 1/1/02 (MBIA Insured)  Aaa  1,550  1,336
  0% 1/1/09 (MBIA Insured)  Aaa  1,655  1,018
  0% 1/1/10 (MBIA Insured)  Aaa  1,500  871
  0% 1/1/04 (MBIA Insured)  Aaa  1,530  1,203
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
COLORADO - CONTINUED
Denver City & County Arpt. Rev.:
Rfdg. Series D, 5% 11/15/98 (b)  Baa1 $ 6,700 $ 6,732
  (Cap. Appreciation) Series A:
  0% 11/15/02 (MBIA Insured) (b)  Aaa  4,900  4,035
   0% 11/15/05 (MBIA Insured) (b)  Aaa  3,000  2,133
 (Cap. Appreciation) Series D:
  0% 10/15/03 (MBIA Insured) (b)  Aaa  5,000  3,921
   0% 11/15/04 (MBIA Insured) (b)  Aaa  7,500  5,609
   0% 11/15/05 (MBIA Insured) (b)  Aaa  3,000  2,133
 Series A:
 6.90% 11/15/98 (b)  Baa1  7,250  7,344
  7% 11/15/99 (b)  Baa1  3,000  3,116
 Series B, 7.25% 11/15/23 (b)  Baa1  1,870  2,078
 Series D:
 7% 11/15/25 (b)  Baa1  6,980  7,479
  7% 11/15/25 (Pre-Refunded
  to 11/15/01 @ 100) (b)(h)  Aaa  520  566
Jefferson County Ctfs. of Prtn. Rfdg.
6.65% 12/1/08 (MBIA Insured)  Aaa  3,000  3,319
Univ. Of Colorado Rev. Revolving Fund
(Biomedical Research Bldg. Proj.)
7% 6/1/09  A2  5,725  6,415
  107,483
CONNECTICUT - 0.3%
Connecticut Health & Edl. Facs. Auth. Rev.:
Rfdg. (Quinnipiac College)
Series D, 6% 7/1/13  BBB-  250  257
 (New Britain Mem. Hosp.) Series A, 7.50%
 7/1/06 (Pre-Refunded to 7/1/02 @ 102) (h)  -  4,345  4,775
 (St. Raphael Hosp.) 5.30% 7/1/10
 (AMBAC Insured)  Aaa  2,990  3,175
  8,207
DISTRICT OF COLUMBIA - 2.3%
District of Columbia Gen. Oblig.:
Rfdg.:
 Series A, 5.875% 6/1/05
  (AMBAC Insured)  Aaa  2,635  2,837
  Series A-1, 6% 6/1/11 (MBIA Insured)
  (Escrowed to Maturity) (h)  Aaa  2,000  2,219
  Series B, 5% 6/1/06 (MBIA Insured)  Aaa  12,225  12,526
 Series A, 5% 6/1/06 (MBIA Insured)  Aaa  7,400  7,582
District of Columbia Hosp. Rev. (Hosp. for
Sick Children) Series A, 8.875% 1/1/21  -  8,985  9,788
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
DISTRICT OF COLUMBIA - CONTINUED
District of Columbia Redev. Land Agcy.
(Washington D.C. Sports Arena) Spl. Tax Rev.:
5.40% 11/1/00  Baa $ 1,000 $ 1,022
 5.625% 11/1/10  Baa  5,200  5,307
District of Columbia Rev. Rfdg. (Georgetown Univ.)
Series A, 6% 4/1/18 (MBIA Insured)  Aaa  8,335  9,007
Metropolitan Arpt. Auth. Gen. Arpt.
Rev. Series A, 7.25% 10/1/10
(FGIC Insured) (b)  Aaa  3,000  3,247
  53,535
FLORIDA - 3.7%
Broward County Resource Recovery Rev.
(SES Broward Co. LP South Proj.)
7.95% 12/1/08  A3  12,120  13,072
Dade County Aviation Rev. (Miami International
Arpt.) Series B, 6% 10/1/24 (MBIA Insured)  Aaa  3,750  4,061
Dade County Florida School Dist. Rev.
5.50% 8/1/12 (MBIA Insured)  Aaa  8,000  8,410
Florida Division Fin. Dept. Gen. Svcs. Rev.
(Dept. of Natural Resources-Preservation 2000)
Series A, 6.25% 7/1/10 (MBIA Insured)
(Pre-Refunded to 7/1/02 @ 101) (h)  Aaa  4,750  5,170
Florida Muni. Pwr. Agcy. Rev. Rfdg.
(Stanton II Proj.) 4.50% 10/1/16
(AMBAC Insured)  Aaa  3,000  2,800
Florida Muni. Bonds (Jacksonville Trans.)
5% 7/1/11  Aa2  4,355  4,457
Jacksonville Elec. Auth. Rev.:
6% 7/1/01 (Escrowed to Maturity) (h)  Aaa  4,145  4,270
 Series 73, 6.80% 7/1/12
 (Escrowed to Maturity) (h)  Aaa  3,000  3,452
Jacksonville Health Facs. Auth. Ind. Dev. Rev.
Rfdg. (Cypress Village Proj.)
(Nat'l. Benevolent Assoc.) 7% 12/1/22  Baa1  2,000  2,209
Jacksonville Port Auth. Rev. Rfdg. (Port Facs.)
5.75% 11/1/09 (MBIA Insured) (b)  Aaa  1,000  1,093
Lakeland Elec. & Wtr. Rev. Rfdg.
6.50% 10/1/05 (FGIC Insured)  Aaa  5,000  5,675
Orange County Tourist Dev. Tax Rev. Rfdg.
Series A, 6.50% 10/1/10 (AMBAC Insured)  Aaa  5,000  5,542
Orlando Util. Commission Wtr. & Elec. Rev.
Series B, 5.25% 10/1/23  Aa2  5,465  5,487
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
FLORIDA - CONTINUED
Pasco County Solid Waste Disp. & Resource
Recovery Sys. Rev.:
 6% 4/1/08 (AMBAC Insured) (b)  Aaa $ 5,000 $ 5,517
  6% 4/1/09 (AMBAC Insured) (b)  Aaa  5,090  5,658
Tampa Cap. Impt. Prog. Rev. Series A,
8.25% 10/1/18  AA  10,000  10,126
  86,999
GEORGIA - 0.6%
Atlanta Downtown Dev. Auth. Rev. Rfdg.
(Underground Atlanta Proj.):
 6.25% 10/1/12  Aa3  2,500  2,691
  6.25% 10/1/16  Aa3  3,000  3,214
Fulton County School Dist. Rfdg.
6.375% 5/1/14  Aa3  2,000  2,352
Georgia Gen. Oblig. Impt. Series B:
6.10% 3/1/05  Aaa  2,000  2,207
 7.20% 3/1/05  Aaa  3,000  3,494
  13,958
HAWAII - 0.7%
Hawaii Arpts. Sys. Rev. 2nd Series,
7.50% 7/1/20 (FGIC Insured) (b)  Aaa  1,500  1,615
Hawaii Gen. Oblig. Series CM,
5.50% 12/1/02 (FGIC Insured)  Aaa  2,625  2,769
Hawaii Hsg. Fin. & Dev. Corp. Single
Family Mtg. Rev. Series A,
4.90% 7/1/28 (b)  AA1  3,500  3,538
Honolulu City and County Rfdg. Series C,
5.50% 11/01/04 (FGIC Insured)  Aaa  7,135  7,614
  15,536
IDAHO - 0.3%
Boise Urban Renewal Parking Agcy. Rev.
(Tax Increment) Series A, B, C,
8.125% 9/1/15  BBB+  2,600  2,647
Idaho Falls Rfdg. Elec.:
0% 4/1/06 (FGIC Insured)  Aaa  2,000  1,419
 0% 4/1/07 (FGIC Insured)  Aaa  2,500  1,691
 0% 4/1/13 (FGIC Insured)  Aaa  1,500  729
  6,486
ILLINOIS - 5.6%
Chicago Board of Ed. (Chicago School Reform):
6.25% 12/1/11 (MBIA Insured)  Aaa  1,000  1,148
 5.75% 12/1/27 (AMBAC Insured)  Aaa  10,000  10,573
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
ILLINOIS - CONTINUED
Chicago Gen. Oblig. Rfdg. Series B:
5% 1/1/11 (AMBAC Insured)  Aaa $ 2,200 $ 2,240
 5.125% 1/1/15 (AMBAC Insured)  Aaa  2,250  2,294
Chicago Midway Arpt. Rev. Series B:
6% 1/1/08 (MBIA Insured) (b)  Aaa  2,170  2,373
 6% 1/1/10 (MBIA Insured) (b)  Aaa  2,435  2,650
 6.125% 1/1/11 (MBIA Insured) (b)  Aaa  2,580  2,830
 5.25% 1/1/13 (MBIA Insured) (b)  Aaa  2,910  2,949
 5.25% 1/1/14 (MBIA Insured) (b)  Aaa  3,060  3,091
Chicago Motor Fuel Tax Rev. Rfdg. Series A,
5.375% 1/1/14 (AMBAC Insured)  Aaa  4,000  4,218
Chicago O'Hare Int'l. Arpt. Rev. Rfdg.
(Gen. Arpt. Proj.) Series A:
 6.375% 1/1/15 (MBIA Insured)  Aaa  8,200  9,025
  5.50% 1/1/16 (AMBAC Insured) (b)  Aaa  10,000  10,220
Chicago O'Hare Int'l. Arpt. Spl. Facs. Rev.:
Rfdg. (Int'l. Term.) Series A, 7.50%1/1/17 (b)  A  4,500  4,770
 (United Airlines, Inc.) 8.25% 5/1/99 (b)  Baa2  1,025  1,056
Chicago Park Dist. Rfdg.
6.25% 1/1/09 (FGIC Insured)  Aaa  3,000  3,412
Chicago Residential Mtg. Rev. Rfdg. (Cap.
Appreciation) Series B, 0% 10/1/09
(MBIA Insured)  Aaa  4,120  1,884
Chicago Wtr. Rev. 0% 11/1/01 (FGIC Insured)  Aaa  1,960  1,699
DeKalb Single Family Mtg. Rev.
7.45% 12/1/09 (GNMA Coll.) (b)  Aaa  1,365  1,504
Illinois Health Facs. Auth. Rev.:
Rfdg.:
 (Lutheran Gen. Health Care Sys.) Series C:
  7% 4/1/14  A1  1,500  1,799
   6% 4/1/18  A1  3,000  3,256
  (OSF Healthcare Sys.) 6% 11/15/13  A1  5,000  5,343
 (Memorial Hosp.) 6.875% 5/1/00
 (Escrowed to Maturity) (h)  -  600  618
 (Memorial Hosp.) 7.125% 5/1/10
 (Pre-Refunded to 5/1/02 @ 102) (h)  -  4,000  4,486
Lake County Forest Preserve Dist. Unltd. Tax:
(Cap. Appreciation) 0% 12/1/07  Aa2  10,440  6,766
 (Cap. Appreciation) 0% 12/1/08  Aa2  12,505  7,703
Metropolitan Pier & Exposition Auth. Dedicated
Tax Rev. (McCormick Place Expansion Proj.):
 Rfdg. Series A, 5.25% 12/15/10  Aaa  7,450  7,770
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
ILLINOIS - CONTINUED
Metropolitan Pier & Exposition Auth. Dedicated
Tax Rev. (McCormick Place Expansion Proj.):  - continued
 (Cap. Appreciation) Series A:
 0% 6/15/09 (FGIC Insured)  Aaa $ 12,175 $ 7,269
  0% 6/15/10 (FGIC Insured)  Aaa  8,900  5,012
  0% 6/15/12 (FGIC Insured)
  (Pre-Refunded to 6/15/03 @ 102) (h)  Aaa  11,570  10,177
  0% 6/15/12 (FGIC Insured)  Aaa  250  213
 0% 6/15/00 (AMBAC Insured)  Aaa  2,700  2,489
Univ. of Northern Illinois Auxiliary Facs. Sys.
Rev. Rfdg. 6% 4/1/02 (FGIC Insured)  Aaa  1,000  1,058
  131,895
INDIANA - 0.2%
Indiana Health Facs. Fing. Auth. Hosp. Rev. Rfdg.
(Columbus Reg'l. Hosp.) 7% 8/15/15
(FSA Insured)  Aaa  500  612
Indianapolis Econ. Dev. Rev. Rfdg. & Impt.
(Nat'l. Benevolent Assoc.) 7.625% 10/1/22  Baa1  3,000  3,352
  3,964
KANSAS - 0.6%
Johnson County Unified School Dist. #512
(Shawnee Mission):
 8% 10/1/03  AA1  1,015  1,196
  8% 10/1/04  AA1  1,225  1,476
  8% 10/1/05  AA1  1,250  1,536
Kansas City Util. Sys. Rev. (Cap. Appreciation):
0% 9/1/10 (AMBAC Insured)  Aaa  2,865  1,607
 0% 9/1/10 (AMBAC Insured)
 (Escrowed to Maturity) (h)  Aaa  3,825  2,153
Kansas Dept. Trans. Hwy. Rev.
7.25% 3/1/05  Aa  4,750  5,580
  13,548
KENTUCKY - 0.8%
Jefferson County Cap. Projs. Corp. Rev.
(Muni. Multiple Rfdg. Lease)
Series A, 0% 8/15/11  A1  5,250  2,740
Kentucky Tpk. Auth. Econ. Dev. Road Rev. Rfdg.
(Revitalization) (Cap. Appreciation)
0% 1/1/02 (FGIC Insured)  Aaa  7,760  6,687
Owensboro Elec. Lt. & Pwr. Rev. Series B:
Rfdg. 0% 1/1/08 (AMBAC Insured)  Aaa  600  388
 0% 1/1/07 (AMBAC Insured)  Aaa  10,000  6,797
 0% 1/1/10 (AMBAC Insured)  Aaa  4,000  2,323
  18,935
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
LOUISIANA - 0.6%
Louisiana Gen. Oblig. Series A,
6.75% 5/15/04 (MBIA Insured)  Aaa $ 5,865 $ 6,611
Lousiana Offshore Term Auth. Series E, 7.60%
9/1/10 (Pre-Refunded 9/1/00 @ 102) (h)  Baa1  1,205  1,317
Monroe-West Monroe Pub. Trust Fing. Auth. Mtg.
Rev. Rfdg. (Cap. Appreciation) Series C,
0% 8/20/14  Aa-  9,000  3,854
St. John Baptist Parish Sales Tax Dist. Rfdg.
Series 1989-ST, 7.80% 12/1/14  Baa  2,700  2,904
  14,686
MARYLAND - 0.6%
Baltimore Consolidated Pub. Impt. Series A,
7.25% 10/15/05 (FGIC Insured)  Aaa  3,100  3,664
Howard County Mtg. Rev. (Heartlands Elderly
Apts. Proj.) 8.875% 12/1/10
(MBIA Insured) (FHA Guaranteed)  Aaa  250  268
Maryland Commmty. Dev. Admin. Dept. of
Hsg. & Commty. Dev. Rfdg.
Series B, 5.05% 9/1/19 (b)  Aa2  2,500  2,543
Maryland Health & Higher Edl. Facs. Auth. Rev.
Rfdg. (John Hopkins Univ.):
 5.25% 7/1/16  Aa2  3,000  3,050
  5.25% 7/1/17  Aa2  3,000  3,036
Prince George's County Solid Waste Mgmt. Sys.
Rev. Rfdg. 5.25% 6/15/13 (FSA Insured)  Aaa  1,500  1,530
  14,091
MASSACHUSETTS - 8.0%
Boston Rev. Rfdg. (Boston City Hosp.) 7.15%
8/15/01 (FHA Guaranteed)
(Pre-Refunded to 8/15/00 @ 102) (h)  Aaa  1,500  1,628
Massachusetts Bay Trans. Auth. Rfdg. (Gen.
Trans. Sys.) Series A, 5.50% 3/1/12  Aa3  5,000  5,369
Massachusetts Edl. Loan Auth. (Edl. Loan Rev.)
Issue E, Series B:
 5.75% 7/1/05 (AMBAC Insured) (b)  Aaa  2,690  2,882
  5.85% 7/1/06 (AMBAC Insured) (b)  Aaa  3,205  3,453
  5.95% 7/1/07 (AMBAC Insured) (b)  Aaa  3,470  3,737
  6.05% 7/1/08 (AMBAC Insured) (b)  Aaa  3,585  3,844
  6.15% 7/1/10 (AMBAC Insured) (b)  Aaa  1,440  1,535
  6.25% 7/1/11 (AMBAC Insured) (b)  Aaa  870  930
  6.30% 7/1/12 (AMBAC Insured) (b)  Aaa  875  932
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
MASSACHUSETTS - CONTINUED
Massachusetts Gen. Oblig. Consolidated Loan:
Series A, 6% 6/1/11
 (Pre-Refunded to 6/1/01 @ 100) (h)  Aaa $ 1,400 $ 1,478
 Series A, 5% 1/1/12  Aa3  4,000  4,035
 Series C, 5.375% 9/1/14 (MBIA Insured)  Aaa  12,000  12,439
Massachusetts Gen. Oblig. Rfdg. Series A:
6.25% 7/1/04  Aa3  6,000  6,646
 5.50% 2/1/11 (MBIA Insured)  Aaa  11,095  11,609
Massachusetts Health & Edl. Facs. Auth. Rev.:
Rfdg. (Baystate Med. Ctr.) Series D,
 5% 7/1/12 (FGIC Insured)  Aaa  3,000  3,004
 Rfdg. (Harvard Univ.) Series P,
 6.50% 11/1/03  Aaa  1,100  1,227
 (New England Med. Ctr. Hosp.) Series G,
 5.375% 7/1/24 (MBIA Insured)  Aaa  2,000  2,018
Massachusetts Hsg. Fin. Agcy. Hsg. Rev. Rfdg.
Series A, 6.65% 7/1/19 (AMBAC Insured) (b)  Aaa  1,910  2,096
Massachusetts Ind. Fin. Agcy. Rev.:
Rfdg. (Atlanticare Med. Ctr.) Series A,
 10.125% 11/1/14  -  6,600  7,208
 (Massachusetts Biomedical Research):
 Series A-1, 7.10% 8/1/99  A1  225  232
  (Cap. Appreciation) Series A-2:
  0% 8/1/03  A1  23,300  18,657
   0% 8/1/04  A1  5,000  3,825
   0% 8/1/06  A1  26,800  18,500
   0% 8/1/09  -  15,800  9,165
   0% 8/1/10  -  11,000  6,005
Massachusetts Muni. Wholesale Elec. Co. Pwr.
Supply Sys. Rev. Rfdg. 5% 7/1/10
(AMBAC Insured)  Aaa  3,000  3,043
Massachusetts Tpk. Auth. Metropolitan Hwy. Sys. Rev.:
 Series A, 5.125% 1/1/23 (MBIA Insured)  Aaa  2,500  2,488
  Series A, 5% 1/1/27 (MBIA Insured)  Aaa  7,000  6,794
  Series B, 5.25% 1/1/17 (MBIA Insured)  Aaa  9,500  9,572
Massachusetts Tpk. Auth. Western Tpk. Rev.
Series A, 5.55% 1/1/17 (MBIA Insured)  Aaa  9,150  9,225
New England Ed. Loan Marketing Corp. Rev.
Rfdg. (Student Loan):
 Series A, 5.70% 7/1/05 (b)  A1  18,500  19,511
  Series B, 5.40% 6/1/00  A1  2,500  2,556
  Series G, 5% 8/1/00  A1  2,500  2,540
  Series G, 5.20% 8/1/02  A1  2,000  2,056
  190,239
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
MICHIGAN - 0.9%
Detroit Convention Facs. Rev. Rfdg. (Cobo Hall
Expansion Proj.) 5.25% 9/30/12  A $ 3,000 $ 3,034
Michigan Hosp. Fin. Auth. Rev. Rfdg.
(Bay Med. Ctr.) Series A, 8.25% 7/1/12  A3  1,000  1,092
Michigan Hsg. Dev. Auth. Single Family Mtg.
Rev. Series A:
 7.50% 6/1/15  AA+  470  490
  7.70% 12/1/16  AA+  1,475  1,526
Michigan Univ. Rev. Rfdg. (Univ. Hosp. Proj.)
Series A, 5.75% 12/1/12  Aa2  7,750  8,094
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Rfdg.
(William Beaumont Hosp.) 5.50% 1/1/14  Aa3  3,695  3,818
Western Townships Util. Auth. Swr. Disp. Sys.:
Ltd. Tax 8.20% 1/1/18  BBB+  2,000  2,087
 Rfdg. (Cap. Appreciation)
 0% 1/1/05 (FSA Insured)  Aaa  2,810  2,104
  22,245
MINNESOTA - 1.7%
Centennial Independant School Dist. #12 Rfdg.
Series B, 4.875% 2/1/12 (FGIC Insured)  Aaa  2,610  2,615
Maplewood Health Care Facs. Rev.
(Healtheast Proj.) 5.80% 11/15/03  Baa3  1,000  1,052
Minneapolis & St. Paul Hsg. & Redev. Auth.
Health Care Sys. Rev. Rfdg.
(Healthspan Health Sys. Corp.) Series A,
4.75% 11/15/18 (AMBAC Insured)  Aaa  6,600  6,349
Minneapolis Gen. Oblig. (Cap. Appreciation)
Series B, 0% 12/1/03  Aaa  1,175  934
Minnesota Hsg. Fin. Agcy. (Single Family Mtg.)
Series B, 5.80% 7/1/25 (b)  Aa2  5,750  5,893
Minnesota Univ. Rfdg. 4.80% 8/15/03  Aa2  10,000  10,289
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Rfdg.
Series A, 7.25% 1/1/16  A2  1,700  1,767
Rochester Health Care Facs. Rev. Rfdg.
(Mayo Foundation/Mayo Med. Ctr.):
Series I, 5.90% 11/15/09  AA+  2,000  2,216
 Series I, 5.90% 11/15/10  AA+  2,250  2,486
Western Minnesota Muni. Pwr. Agncy. Pwr.
Supply Rev. Rfdg. Series A,
5.50% 1/1/12 (AMBAC Insured)  Aaa  1,750  1,870
Western Muni. Pwr. Agcy. Wtr. Supply Rev. Rfdg.
Series A, 5.50% 1/1/11 (AMBAC Insured)  Aaa  3,525  3,747
  39,218
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
MISSISSIPPI - 0.2%
Hinds County Ctfs. of Prtn. (Hinds County
Welfare Dept. Proj.) 7.75% 3/1/09
(Pre-Refunded to 3/1/99 @ 102) (h)  - $ 1,095 $ 1,147
Hinds County Rev. Rfdg. (Mississipi Methodist
Hosp. & Rehabilitation)
5.60% 5/1/12 (AMBAC Insured)  Aaa  4,000  4,330
Mississippi Home Corp. Single Family Rev. Rfdg.
Series 1990-A, 9.25% 3/1/12 (FGIC Insured)  Aaa  225  241
  5,718
MONTANA - 0.7%
Montana Board of Investment Payroll Tax
(Workers Compensation):
 Series 1991, 6.875% 6/1/11
  (MBIA Insured) (Escrowed to Maturity) (h)  Aaa  6,200  6,759
  6.875% 6/1/20 (MBIA Insured)
  (Escrowed to Maturity) (h)  Aaa  7,130  7,771
Montana Coal Severance Tax Rfdg. (Broadwater
Pwr. Proj.) Series A, 6.875% 12/1/11 (b)  A1  2,000  2,104
  16,634
NEBRASKA - 0.8%
Douglas County Hosp. Auth. #1
Rev. Rfdg. (Immanuel Med. Ctr., Inc.)
6.90% 9/1/11(AMBAC Insured)
(Pre-Refunded to 9/1/01 @ 102) (h)  Aaa  3,250  3,586
Nebraska Pub. Pwr. Dist. Rev. Rfdg.
(Pwr. Supply Sys.):
 Series B, 5.25% 1/1/13 (MBIA Insured)  Aaa  6,065  6,168
  Series C, 5% 1/1/10 (MBIA Insured)  Aaa  5,880  5,999
Scotts Bluff County Hosp. Auth. #1 Hosp. Rev.
Rfdg. (Reg'l. West Med. Ctr. Proj.)
6.45% 12/15/04  A3  3,000  3,258
  19,011
NEW JERSEY - 1.6%
New Jersey Transit Corp. Series A,
5.40% 9/1/02 (FSA Insured)  Aaa  1,345  1,400
New Jersey Trans. Trust Fund Auth.:
Rfdg. (Trans. Sys.) Series B, 6.50%
 6/15/10 (MBIA Insured)  Aaa  3,000  3,531
 Series B, 5% 6/15/13 (AMBAC Insured)  Aaa  26,055  26,375
New Jersey Wastewtr. Treatment Trust Ref.
Series C, 6.25% 5/15/04 (MBIA Insured)  Aaa  3,475  3,840
Passaic County Util. Auth. Solid Waste Disp.
Rev. Rfdg. (Cap. Appreciation)
0% 3/1/01 (MBIA Insured)  Aaa  3,580  3,200
  38,346
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
NEW MEXICO - 0.7%
Albuquerque Arpt. Rev.:
Rfdg.:
 6.25% 7/1/03 (AMBAC Insured) (b)  Aaa $ 1,100 $ 1,191
  6.75% 7/1/10 (AMBAC Insured) (b)  Aaa  1,700  2,002
  6.75% 7/1/12 (AMBAC Insured) (b)  Aaa  1,935  2,296
 Series A, 6.60% 7/1/16 (AMBAC Insured)  Aaa  2,375  2,583
New Mexico Edl. Assistance Foundation Student
Loan Rev. Series B, 5.25% 4/1/05
(AMBAC Insured) (b)  Aaa  4,105  4,203
New Mexico Univ. Rev. Rfdg. Series A,
6% 6/1/21  A1  3,400  3,832
  16,107
NEW YORK - 17.7%
Long Island Pwr. Auth. Elec. & Gas Sys. Rev.:
Series A, 5.25% 12/1/26  Baa1  3,850  3,800
 Series A, 5.50% 12/1/29  Baa1  13,000  13,120
Metropolitan Trans. Auth. Facs.:
Commuter Facs. Rev.
 Series A:
  6% 7/1/16 (FGIC Insured)  Aaa  2,000  2,185
   6% 7/1/21 (FGIC Insured)  Aaa  2,890  3,137
   5.625% 7/1/27 (MBIA Insured)  Aaa  5,000  5,235
 Svc. Contract Commuter Facs. Series O:
 5.75% 7/1/08  Baa1  1,000  1,076
  5.75% 7/1/13  Baa1  7,650  8,251
 Svc. Contract  Trans. Facs. Rev.:
 Series O:
  5.625% 7/1/05  Baa1  7,595  8,037
   5.75% 7/1/08  Baa1  3,840  4,130
  Series Q, 5.125% 7/1/13 (AMBAC Insured)  Aaa  4,000  4,071
 Transit Facs. Rev. Series A,
 5.75% 7/1/21 (MBIA Insured)  Aaa  3,430  3,627
Nassau County Gen. Impt. Rev. Series Y,
4.90% 3/1/02 (FGIC Insured)  Aaa  4,500  4,616
New York City Gen. Oblig.:
Rfdg.:
 Series A, 7% 8/1/03  A3  2,000  2,232
  Series B, 5.50% 8/15/01
  (Escrowed to Maturity) (h)  Aaa  5  5
  Series B, 5.70% 8/15/02  A3  2,000  2,102
  Series E, 5.40% 2/15/03  A3  10,285  10,713
  Series H, 7.875% 8/1/00  A3  4,940  5,308
  Series H, 5.40% 8/1/04  A3  3,880  4,076
 Series A, 6.375% 8/1/05
  (Pre-Refunded to 8/1/02 @ 101.5) (h)  A3  1,590  1,744
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York City Gen. Oblig.: - continued
Series A, 6.375% 8/1/05  A3 $ 3,410 $ 3,691
 Series A, 7.75% 8/17/07  A3  250  278
 Series A,  6% 8/1/18 (FSA Insured)
 (Escrowed to Maturity) (h)  Aaa  4,900  4,914
 Series B, 5.5% 8/15/01  A3  395  409
 Series B, 7.50% 2/1/02  A3  10,000  11,044
 Series B, 7.50% 2/1/03  A3  5,000  5,577
 Series B, 7.50% 2/1/04  A3  1,500  1,670
 Series C, 6.40% 8/1/03  A3  4,120  4,480
 Series C,  6.50% 8/1/07 (Pre-Refunded to
 8/1/02 @ 101.5) (h)  A3  525  578
 Series C, 6.50% 8/1/07  A3  2,475  2,690
 Series F, 8.10% 11/15/99  A3  330  349
 Series F, 8.10% 11/15/99
 (Escrowed to Maturity) (h)  Aaa  95  101
 Series F, 6.10% 2/15/02
 (Escrowed to Maturity) (h)  Aaa  2,490  2,659
 Series G, 5.40% 2/1/01  A3  3,000  3,083
 Series G, 5.60% 2/1/02  A3  12,595  13,109
 Series H, 6.90% 2/1/01
 (Escrowed to Maturity) (h)  Aaa  1,640  1,759
 Series H, 6.90% 2/1/01  A3  245  261
 Series H, 5.50% 8/1/01
 (Escrowed to Maturity) (h)  A3  100  104
 Series H, 5.50% 8/1/01  A3  4,900  5,075
 Series J, 6% 2/15/04  A3  3,000  3,231
New York City Muni. Assistance Corp. Rfdg.:
Series E, 6% 7/1/04  Aa2  18,750  20,477
 Series J, 6% 7/1/04  Aa2  2,140  2,337
New York City Muni. Wtr. Fin. Auth.
Wtr. & Swr. Rev.:
 Series B:
  5.75% 6/15/26 (AMBAC Insured)  Aaa  7,000  7,407
   5.875% 6/15/26  A2  1,325  1,410
  5.50% 6/15/27 (MBIA Insured)  Aaa  23,600  24,417
  5.75% 6/15/29  A2  20,000  21,179
New York City Trust Cultural Resources Rev.
(American Museum of Nat'l. History)
Series A, 5.65% 4/1/27 (MBIA Insured)  Aaa  4,550  4,766
 Transport Facs. Rev.:
 Rfdg. Series K, 6.30% 7/1/06 (MBIA Insured)  Aaa  3,500  3,941
  Series A, 6.10% 7/1/21 (FSA Insured)  Aaa  5,000  5,461
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Dorm. Auth. Rev.:
Rfdg. (State Univ. Edl. Facs.):
 Series A:
  6.50% 5/15/04  A3 $ 3,000 $ 3,336
   5.50% 5/15/08  A3  3,500  3,727
   5.875% 5/15/11  A3  7,000  7,654
   5.50% 5/15/13  A3  19,100  20,175
   5.875% 5/15/17  A3  3,565  3,935
  Series B:
  5.25% 5/15/05  A3  1,000  1,048
   5.25% 5/15/11  A3  8,000  8,271
 (New York Univ.) Series A,
 5.75% 7/1/27 (MBIA Insured)  Aaa  10,000  11,064
 (State Univ. Edl. Facs.) 5.75% 5/15/09  A3  2,465  2,637
 (Suffolk County Judicial Facs.)
 Series A, 9.50% 4/15/14  Baa1  7,000  8,034
New York State Envir. Facs. Corp. Poll. Cont.
Rev. Rfdg. (State Wtr. Revolving Fund)
(New York City Muni. Wtr.) Series A,
5.75% 6/15/12  Aa2  2,000  2,196
New York State Local Gov't. Assistance Corp.:
Rfdg. Series A, 5.375% 4/1/16  A3  11,000  11,189
 Rfdg. Series C, 5.50% 4/1/17  A3  16,600  17,583
 Rfdg. Series E, 6% 4/1/14  A3  8,335  9,345
 (Cap. Appreciation) Series A, 0% 4/1/08  A3  2,000  1,274
 (Cap. Appreciation) Series B, 0% 4/1/08  A3  5,000  3,185
 Series B, 6% 4/1/18  A3  18,140  19,243
New York State Thruway Auth. Hwy. & Bridge
Trust Fund Series A,
6.25% 4/1/04 (MBIA Insured)  Aaa  2,345  2,580
New York State Tollway Auth. Gen. Rev.
(Spl. Oblig.) (Cap. Appreciation) Series A,
0%1/1/05  BBB  8,500  6,096
New York State Urban Dev. Corp. Rev. Rfdg.
(State Facs.) 5.75% 4/1/11  Baa1  2,300  2,472
Niagara Falls Pub. Impt.
7.50% 3/1/18 (MBIA Insured)  Aaa  500  655
Suffolk County Wtr. Auth. Waterwks. Rev. Rfdg.
5.10% 6/1/09 (MBIA Insured)  Aaa  3,000  3,135
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
Triborough Bridge & Tunnel Auth. Rev.:
Rfdg.:
 (Gen. Purp.) Series Y, 5.50% 1/1/17  Aa3 $ 10,100 $ 10,718
  Series A, 5.125% 1/1/22  Aa3  2,075  2,068
  Series A, 5.25% 1/1/28  Aa3  8,315  8,358
 (Convention Ctr. Proj.) Series E, 7.25% 1/1/10 Baa1 2,325 2,778 (Gen. Purp.) Series A, 4.75% 1/1/19 Aa3 3,155 2,977
  419,655
NORTH CAROLINA - 1.2%
North Carolina Eastern Muni. Pwr. Agcy.
Pwr. Sys. Rev.:
 Rfdg.:
  Series A, 6.25% 1/1/03  Baa1  2,000  2,129
   Series C, 5.50% 1/1/07  Baa1  5,950  6,215
   Series C, 7% 1/1/07  Baa1  5,000  5,744
  Series B, 6% 1/1/05  Baa1  9,000  9,553
North Carolina Muni. Pwr. Agcy. #1 Catawba
Elec. Rev. 5.25% 1/1/09 (MBIA Insured)  Aaa  4,655  4,900
  28,541
NORTH DAKOTA - 0.4%
Mercer County Poll. Cont. Rev. Rfdg.:
(Antelope Valley Station/Basin Elec. Pwr. Cooper)
 7.20% 6/30/13 (AMBAC Insured)  Aaa  5,000  6,264
 (Montana-Dakota Utils. Co. Proj.)
 6.65% 6/1/22 (FGIC Insured)  Aaa  3,750  4,112
  10,376
OHIO - 1.6%
Bedford Hosp. Impt. Rev. Rfdg. (Bedford
Commty. Hosp.) Series 1990, 8.50% 5/15/09
(Pre-Refunded to 5/15/00 @ 102) (h)  -  885  958
Euclid City School Dist. (Cap. Appreciation):
0% 12/1/02 (AMBAC Insured)  Aaa  1,265  1,046
 0% 12/1/03 (AMBAC Insured)  Aaa  1,265  998
Ohio Bldg. Auth. State Facs. (Adult Correctional)
Series A, 5.95% 10/1/14 (MBIA Insured)  Aaa  4,000  4,232
Ohio Bldg. Auth. Workers Compensation
(W. Green Bldg. A) 4.75% 4/1/14  A2  8,500  8,303
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
OHIO - CONTINUED
Ohio Hsg. Fin. Agcy. Mtg. Rev.:
(Oakleaf-Toledo Apts. Proj.)
 10.25% 12/20/25 (GNMA Coll.)  Aa- $ 1,565 $ 1,796
 Series B-3, 4.95% 9/1/20 (b)  Aaa  7,000  7,121
Ohio Pub. Facs. Commission Higher Ed.
Capital Facs. Series II-B, 4.50% 11/1/01  Aa3  4,445  4,501
Ohio Tpk. Commission Tpk. Rev. Series A:
5.60% 2/15/12 (MBIA Insured)  Aaa  1,250  1,320
 5.70% 2/15/13 (MBIA Insured)  Aaa  2,750  2,921
 5.70% 2/15/17 (MBIA Insured)  Aaa  5,000  5,276
  38,472
OREGON - 0.4%
Oregon Health Hsg. Edl. & Cultural Facs. Auth.
Rev. Rfdg. (Lewis & Clark College) Series A:
 6% 10/1/13 (MBIA Insured)  Aaa  1,750  1,908
  6.125% 10/1/24 (MBIA Insured)  Aaa  1,000  1,097
Port Morrow Poll. Cont. Rev. Rfdg.
(Pacific Northwest) Series A:
 8% 7/15/98  Aa-  155  156
  8% 7/15/99  Aa-  175  183
  8% 7/15/06  Aa-  385  435
  8% 7/15/07  Aa-  430  486
  8% 7/15/08  Aa-  480  542
  8% 7/15/09  Aa-  540  610
  8% 7/15/10  Aa-  605  683
  8% 7/15/11  Aa-  385  435
Portland Swr. Sys. Rev.:
Rfdg. Series A, 5.25% 3/1/10  A1  2,000  2,058
 Series A, 6.25% 6/1/15
 (Pre-Refunded to 6/1/04 @ 101)(h)  A1  1,875  2,091
  10,684
PENNSYLVANIA - 3.6%
Allegheny County Hosp. Dev. Auth.
(Univ. of Pittsburg Med. Ctr.) Series B,
5.125% 7/1/22 (MBIA Insured)  Aaa  15,040  14,846
Butler County Hosp. Auth. Hosp. Rev.
(North Hills Passavant Hosp.)
Series A, 6.80% 6/1/06
(FSA Insured) (Pre-Refunded
 to 6/1/01 @ 102) (h)  Aaa  5,000  5,473
Cumberland County Muni. Auth. Rev. Rfdg.
(1st. Mtg.-Carlisle Hosp. & Health)
6.80%11/15/23  Baa2  4,600  5,072
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
PENNSYLVANIA - CONTINUED
Delaware County Ind. Dev. Auth. Rev. Rfdg.
(Resource Recovery Fac.) Series A,
6.10% 7/1/13  Baa1 $ 9,050 $ 9,781
Northumberland County Auth. Commonwealth
Lease Rev. (Correctional Facs.) (Cap.
Appreciation) 0% 10/15/13
(MBIA Insured) (Escrowed to Maturity) (h) Aaa 11,830 5,608 Pennsylvania Hsg. Fin. Agcy. Single Family Mtg.
Series 44C, 6.65% 10/1/21 (b)  Aa  10,000  10,819
Philadelphia Hosp. & Higher Ed. Facs. Auth.
Hosp. Rev. Rfdg. (Pennsylvania Hosp.)
5.70% 7/1/01  Baa3  4,405  4,542
Philadelphia Muni. Auth. Rev. Rfdg.:
Lease Series D, 6% 7/15/03  Baa2  250  264
 Series D, 6.125% 7/15/08  Baa2  4,000  4,258
Philadelphia Wtr. & Wastewtr. Rev.:
Rfdg. 5% 6/15/12 (FGIC Insured)  Aaa  3,000  3,008
 6.75% 8/1/04 (MBIA Insured)  Aaa  2,000  2,261
 6.75% 8/1/05 (MBIA Insured)  Aaa  1,500  1,714
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys.
Rev. Rfdg. Series A:
 (Cap. Appreciation) 0% 9/1/04
  (FGIC Insured) (Escrowed to Maturity) (h)  Aaa  3,900  2,972
  4.75% 9/1/16 (FGIC Insured)  Aaa  10,000  9,620
Wyoming Ind. Dev. Auth. Poll. Cont. Rev. Rfdg.
(Proctor & Gamble Paper Proj.)
5.55% 5/1/10  Aa2  4,300  4,629
  84,867
PUERTO RICO - 0.5%
Puerto Rico Commonwealth Hwy. & Trans. Auth.
Rev. Series A, 5% 7/1/38  Baa1  11,125  10,701
RHODE ISLAND - 0.1%
Rhode Island Depositors Econ. Protection Corp.
Spl. Oblig. Rfdg. Series A,
5.75% 8/1/12 (MBIA Insured)  Aaa  2,645  2,938
SOUTH CAROLINA - 1.3%
Piedmont Muni. Pwr. Agcy. Elec. Rev. Rfdg.:
Series B, 5.25% 1/1/11 (MBIA Insured)  Aaa  4,625  4,794
 5.60% 1/1/09 (MBIA Insured)
 (Escrowed to Maturity) (h)  Aaa  2,295  2,505
 5.60% 1/1/09 (MBIA Insured)  Aaa  2,945  3,199
 5.50% 1/1/10 (MBIA Insured)
 (Escrowed to Maturity) (h)  Aaa  1,135  1,225
 5.50% 1/1/10 (MBIA Insured)  Aaa  1,455  1,566
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
SOUTH CAROLINA - CONTINUED
South Carolina Ed. Assistance Auth. Rev.
(Student Loan) 6.625% 9/1/06 (b)  Aa $ 8,775 $ 9,611
South Carolina Pub. Svc. Auth. Rev. Rfdg. Series A:
6.25% 2/1/06 (MBIA Insured)  Aaa  3,665  4,095
 6.50% 1/1/08 (MBIA Insured)  Aaa  200  228
 6.375% 7/1/21 (AMBAC Insured)  Aaa  3,750  4,018
  31,241
SOUTH DAKOTA - 0.1%
Spearfish School Dist. #40-2 Unltd. Tax
(Lawrence County) 7.30% 7/1/11
(Pre-Refunded to 7/1/01 @ 102) (h)  A  1,500  1,664
TENNESSEE - 1.4%
Johnson City Elec. Rev.
5.15% 5/1/23 (MBIA Insured)  Aaa  5,000  5,044
Memphis-Shelby County Arpt. Auth. Arpt. Rev.
Rfdg. Series A, 6.25% 2/15/11 (MBIA Insured)  Aaa  1,415  1,605
Shelby County Gen. Oblig. Rev. Rfdg. Series A:
6.75% 4/1/04  Aa2  3,000  3,393
 5% 3/1/20  Aa2  16,000  15,729
 5.10% 3/1/22  Aa2  5,000  4,959
Tennessee Gen. Oblig. Series A, 7% 3/1/03  Aaa  2,355  2,640
  33,370
TEXAS - 9.9%
Allen Independent School Dist. Rfdg.
(Cap. Appreciation):
 0% 2/15/04 (PSF Guaranteed)  Aaa  2,120  1,649
  0% 2/15/05 (PSF Guaranteed)  Aaa  2,120  1,568
Austin Gen. Oblig. Rfdg. (Pub. Impt.)
(Cap. Appreciation) Series B,
0% 9/1/98 (MBIA Insured)  Aaa  2,000  1,982
Austin Independent School Dist.:
Rfdg. (Cap. Appreciation) 0% 8/1/02
 (PSF Guaranteed)  Aaa  2,100  1,758
 School Bldg. 8.125% 8/1/01 (PSF Guaranteed)
 (Escrowed to Maturity) (h)  Aaa  500  561
Austin Util. Sys. Rev. Rfdg. (Cap. Appreciation):
Series A, 0% 11/15/01 (MBIA Insured)  Aaa  4,000  3,468
 0% 11/15/08 (MBIA Insured)  Aaa  3,895  2,395
 0% 11/15/09 (AMBAC Insured)  Aaa  4,000  2,334
Cedar Hill Independent School Dist. Rfdg.
(Cap. Appreciation)
0% 8/15/09 (PSF Guaranteed)  Aaa  1,575  918
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
TEXAS - CONTINUED
Conroe Independent School Dist. Rfdg.
(Cap. Appreciation):
 0% 2/15/07 (PSF Guaranteed)  Aaa $ 1,360 $ 912
  0% 2/15/08 (PSF Guaranteed)  Aaa  3,000  1,912
  0% 2/15/10 (PSF Guaranteed)  Aaa  1,805  1,030
  0% 2/15/11 (PSF Guaranteed)  Aaa  1,500  806
Corpus Christi Independent. School Dist. Rfdg.
(Cap. Appreciation):
 0% 8/15/01 (PSF Guaranteed)  Aaa  1,535  1,343
  0% 8/15/02 (PSF Guaranteed)  Aaa  2,165  1,810
Cypress-Fairbanks Independent School Dist.
Rfdg. Unltd. Tax (Cap. Appreciation):
 Series A, 0% 2/15/12 (PSF Guaranteed)  Aaa  5,000  2,525
  0% 2/1/04 (PSF Guaranteed)  Aaa  4,250  3,311
Dallas-Fort Worth Reg'l. Arpt. Rev. Rfdg.
(Joint Dallas/Fort Worth Int'l. Arpt.)
6.50% 11/1/05 (FGIC Insured)  Aaa  2,295  2,603
Dallas Gen. Oblig.:
Rfdg. (Cap. Appreciation) 0% 2/15/03  Aaa  5,115  4,203
 4.50% 2/15/14  Aaa  2,400  2,287
Dallas Hsg. Corp. Cap. Prog. Rev. Rfdg.
(Section 8 Assorted Projs.):
 7.70% 8/1/05  Baa2  1,100  1,152
  7.85% 8/1/13  Baa2  1,000  1,050
Dallas Independent School Dist. Rfdg. (Cap.
Appreciation) 0% 8/15/07 (PSF Guaranteed)  Aaa  3,300  2,162
El Paso Int'l. Arpt. Rev. 5.12% 8/15/04
(FGIC Insured) (b)  Aaa  1,000  1,033
El Paso Prop. Fin. Auth. Single Family Mtg. Rev.
Series A, 8.70% 12/1/18,
(GNMA Coll.) (b)  Aaa  995  1,079
Garland Independent School Dist. Series A,
4% 2/15/17  Aaa  5,000  4,308
Grapevine-Colleyville Indpt. School Dist. Rfdg.
(Cap. Appreciation) 0% 8/15/06
(PSF Guaranteed)  Aaa  2,580  1,777
Houston Independent. School Dist. Rfdg.
Series A, 0% 8/15/11 (PSF Guaranteed)  Aaa  6,400  3,357
Irving Independent School Dist. (Cap. Appreciation)
0% 2/15/01 (PSF Guaranteed)  Aaa  5,520  4,933
Katy Independent School Dist. Rfdg.:
Ltd. Tax (Cap. Appreciation) Series A,
 0% 2/15/07 (PSF Guaranteed)  Aaa  2,450  1,642
 0% 8/15/11 (PSF Guaranteed)  Aaa  4,170  2,187
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
TEXAS - CONTINUED
Leander Independant School Dist. Unltd. Tax
7.50% 8/15/08 (PSF Guaranteed)  Aaa $ 300 $ 370
Lower Colorado River Auth. Rev. Rfdg.:
(Cap. Appreciation) 0% 1/1/09
 (MBIA Insured) (Escrowed to Maturity) (h)  Aaa  3,000  1,845
 5.25% 1/1/05  Aa3  6,000  6,260
 5.25% 1/1/15 (Escrowed to Maturity) (h)  Aaa  6,000  6,277
Lower Neches Valley Auth. Ind. Dev. Corp.:
Envir. Rev. (Mobil Oil Refining Corp. Proj.)
 6.35% 4/1/26 (b)  Aa2  9,500  10,348
 Swr. Facs. Rev. (Mobil Oil Refining Corp.Proj.)
 6.40% 3/1/30 (b)  Aa2  35,455  38,642
Midlothian Indpt. School Dist. Rfdg.
(Cap. Appreciation):
 0% 2/15/07 (PSF Guaranteed)  Aaa  1,935  1,297
  0% 2/15/10 (PSF Guaranteed)  Aaa  1,525  871
Port Dev. Corp. Ind. Dev. Rev. Rfdg.
(Cargill, Inc. Proj.) 7.70% 3/1/07  -  1,000  1,043
Round Rock Independent. School Dist.:
Rfdg. & School Bldg.
 0% 8/15/10 (MBIA Insured)  Aaa  5,000  2,787
 Rfdg. 0% 2/15/01 (PSF Guaranteed)  Aaa  2,000  1,787
 Series A, 7.50% 8/1/03 (PSF Guaranteed)  Aaa  1,300  1,490
 6.50% 8/1/04 (PSF Guaranteed)  Aaa  1,025  1,146
San Antonio Elec. & Gas Rev.:
Rfdg. (Cap. Appreciation):
 Series A, 0% 2/1/05 (AMBAC Insured)  Aaa  5,850  4,345
  Series B, 0% 2/1/08 (FGIC Insured)  Aaa  4,340  2,768
  Series B, 0% 2/1/09 (FGIC Insured)  Aaa  2,000  1,211
 Rfdg. 5.25% 2/1/10  AA1  6,500  6,787
 Series B, 6% 2/1/14  AA1  585  600
 5.75% 2/1/11  AA1  12,010  12,604
San Antonio Indepenent School Dist. Rev.
5.125% 8/15/22  Aaa  5,500  5,474
San Antonio Wtr. Rev. (Cap. Appreciation)
0% 5/1/12 (AMBAC Insured)
(Pre-Refunded to 5/1/00 @ 42.652) (h)  Aaa  5,500  2,171
Spring Branch Independent School Dist.:
Rfdg. (Cap. Appreciation):
 0% 2/15/02 (PSF Guaranteed)  Aaa  3,000  2,563
  0% 2/1/05  Aaa  5,725  4,241
  0% 2/1/06 (PSF Guaranteed)  Aaa  5,710  4,029
 4.875% 8/15/10 (PSF Guaranteed)  Aaa  2,500  2,536
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
TEXAS - CONTINUED
Texarkana Health Facs. Dev. Corp. Hosp. Rev.
(Wadley Reg'l. Med. Ctr. Proj.)
7% 10/1/05 (MBIA Insured)  Aaa $ 1,750 $ 1,890
Texas A&M Univ. Permament Univ. Fund Rfdg.
5.50% 7/1/04  Aaa  3,850  4,124
Texas College Student Loan Gen. Oblig.
5.80% 8/1/05 (b)  Aa2  2,350  2,459
Texas Gen. Oblig.:
Rfdg. (Veterans Land) 7.40% 12/1/20  Aa2  2,500  2,725
 Series B, 5.25% 10/1/13  Aa2  3,000  3,050
Texas Muni. Pwr. Agcy. Rev. Rfdg.
(Cap. Appreciation):
 0% 9/1/04 (AMBAC Insured)  Aaa  1,000  761
  0% 9/1/05 (AMBAC Insured)  Aaa  13,000  9,408
Texas Pub. Fin. Auth. Rfdg.:
(Cap. Appreciation) Series A,
 0% 10/1/01 (AMBAC Insured)  Aaa  9,420  8,200
 (Cap. Appreciation) Series C, 6% 10/1/05  Aa2  4,000  4,410
Univ. of Texas (Univ. Fund Proj.)
5.25% 7/1/11  Aaa  7,080  7,335
Univ. of Texas Univ. Revs. Rfdg. (Fing. Sys.)
Series A:
 6% 8/15/04  AA1  1,170  1,282
  6% 8/15/05  AA1  1,000  1,103
Winters Wtrwks. & Swr. Sys. Rev. Rfdg.
8.50% 8/1/17 (Pre-Refunded to
8/1/03 @ 100) (h)  -  500  598
  234,892
UTAH - 2.3%
Intermountain Pwr. Agcy. Pwr. Supply Rev. Rfdg.:
(Cap. Appreciation) Series B,
 0% 7/1/00 (MBIA Insured)  Aaa  4,435  4,080
 Series A, 6.50% 7/1/08 (AMBAC Insured)  Aaa  3,100  3,583
 Series A, 6.50% 7/1/11 (AMBAC Insured)  Aaa  1,000  1,172
 Series A, 6% 7/1/16 (AMBAC Insured)  Aaa  5,000  5,465
 Series B, 0% 7/1/01 (AMBAC Insured)  Aaa  15,600  13,731
 Series B, 5.75% 7/1/16 (MBIA Insured)  Aaa  18,000  19,225
 Series D, 5% 7/1/21 (MBIA Insured)  Aaa  6,200  6,100
 Series G, 0% 7/1/12 (Pre-Refunded to
 1/1/03 @ 101) (f)(h)  Aaa  1,660  1,797
Utah Hsg. Fin. Agcy. (Single Family Mtg.) Series G,
9.25% 7/1/19 (FHA Guaranteed) (b)  AAA  355  374
  55,527
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
VERMONT - 0.1%
Vermont Ind. Dev. Auth. Ind. Dev. Rev. (Radisson
Hotel) Series B-1, 7.75% 11/15/15  - $ 2,350 $ 2,564
VIRGINIA - 0.7%
Fairfax County Econ. Dev. Auth. Resource Recovery
Rev. (Ogden Martin Sys. Proj.) Series A,
7.75% 2/1/11 (b)  A1  3,700  3,892
Lynchburg Ind. Dev. Auth. Hosp. Facs. 1st. Mtg.
Rev. Rfdg. (Central Health, Inc.)
8.125% 1/1/16  A1  3,000  3,069
Peninsula Ports Auth. Hosp. Facs. Rev. Rfdg.
(Whittaker Mem. Proj.)
8.70% 8/1/23 (FHA Guaranteed)  Aa  1,500  1,535
Richmond Gen. Oblig. Rfdg. Series B,
5.50% 1/15/04 (FGIC Insured)  Aaa  1,725  1,845
Richmond Redev. & Hsg. Auth. Mtg. Rev.
(Multi-Family Hsg. Pinebrook Proj.)
9.25% 10/1/20 (GNMA Coll.)  Aaa  745  754
Virginia Beach Dev. Auth. Hosp. Facs. Rev.
(Virginia Beach Gen. Hosp. Proj.)
5.125% 2/15/18 (AMBAC Insured)  Aaa  3,100  3,129
Virginia Hsg. Dev. Auth. Multi-Family Hsg.
Series I, 5.95% 5/1/09 (b)  AA1  1,890  2,013
Virginia Resources Auth. Wtr. & Swr. Sys. Rev.
Series A, 7.70% 11/1/10  Aa  180  186
  16,423
WASHINGTON - 4.5%
Douglas County Pub. Util. Dist. #1 Wells Hydroelec.
Rev. Rfdg. (Pacific Pwr. & Lt. Co.) Series A,
8.75% 9/1/18  A  1,395  1,790
Port Seattle Rev. Series B:
5.50% 9/1/09 (FGIC Insured) (b)  Aaa  4,010  4,231
 5.60% 9/1/10 (FGIC Insured) (b)  Aaa  4,230  4,462
Washington Gen. Oblig.:
Rev. Rfdg. Series R-96B, 5.50% 7/1/01  AA1  5,000  5,203
 Rev. Rfdg. Series R-96C, 6% 7/1/04  AA1  2,000  2,183
 Series C, 6.50% 7/1/03  AA1  1,000  1,103
 Series 1996-A, 6.75% 7/1/02  AA1  3,560  3,909
 (Motor Vehicle Fuel Tax) Series B:
 6.50% 9/1/03  AA1  4,635  5,126
  7% 9/1/05  AA1  2,655  3,085
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
WASHINGTON - CONTINUED
Washington Pub. Pwr. Supply Sys. Rev. Rfdg.:
Nuclear Proj. #1 Rev. Series A, 7% 7/1/08  AA1 $ 500 $ 591
 Nuclear Proj. #2:
 Series A, 5% 7/1/01  AA1  6,000  6,125
  Series A, 6% 7/1/05 (AMBAC Insured)  Aaa  3,565  3,890
  Series C, 0% 7/1/05  AA1  16,080  11,578
  Series C, 0% 7/1/05 (MBIA Insured)  Aaa  11,000  7,997
  6.92% 7/1/10 (FGIC Insured) INFL (g)  Aaa  7,500  8,051
  5.40% 7/1/12  AA1  33,950  35,364
 Nuclear Proj. #3 Rev. Rfdg.
 Series B, 7.375% 7/1/04  AA1  1,000  1,080
  105,768
WEST VIRGINIA - 1.0%
Marshall County Poll. Cont. Rev.
(Ohio Pwr. Co. - Kammer Proj.) Series B,
5.45% 7/1/14 (MBIA Insured)  Aaa  22,650  23,387
WYOMING - 0.6%
Natrona County Hosp. Rev. (Wyoming Med.
Ctr. Proj.) 8.125% 9/15/10 (Pre-Refunded
to 9/15/00 @ 102) (h)  A3  4,500  4,980
Wyoming Farm Loan Board Cap. Facs. Rev.:
0% 10/1/04 (Escrowed to Maturity) (h)  Aa-  3,995  3,051
 0% 10/1/05 (Escrowed to Maturity) (h)  Aa-  3,995  2,903
 0% 10/1/06 (Escrowed to Maturity) (h)  Aa-  3,695  2,561
  13,495
TOTAL MUNICIPAL BONDS
(Cost $2,186,371)   2,330,309
MUNICIPAL NOTES (A) - 0.2%
NEW YORK - 0.0%
Erie County Ind. Dev. Auth. Ind. Dev. Rev.
(The Holling Press, Inc.) Series 1989 F,
4.10%, LOC Marine Midland Bank,
VRDN (b)  -  480  480
TEXAS - 0.2%
Gulf Coast Waste Disp. Auth. Poll. Cont. and
Solid Waste Rev. Rfdg. (Amoco Oil Co. Proj.)
4.15%, VRDN (b)  VMIG 1  4,400  4,400
TOTAL MUNICIPAL NOTES
(Cost $4,880)   4,880
CASH EQUIVALENTS - 1.6%
 SHARES VALUE (NOTE 1)
  (000S)
Municipal Central Cash Fund
(Cost $36,861) (d)(e)    36,861,250 $ 36,861
TOTAL INVESTMENTS - 100%
(Cost $2,228,112)   $2,372,050
FUTURES CONTRACTS
 AMOUNTS IN THOUSANDS  EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
SOLD
260 Municipal Bond Contracts   June 1998 $ 32,257 $ (455)
THE FACE VALUE OF FUTURES SOLD AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 1.4%
SECURITY TYPE ABBREVIATIONS
INFL - Inverse Floating Rate Security
VRDN - Variable Rate Demand Notes
LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(d) Information in this report regarding holdings by state and security types do not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.
(e) At the period end, the seven-day yield of the Municipal Central Cash Fund was 3.89%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(f) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(g) Coupon is inversely indexed to a floating interest rate. The price will be more volatile than the price of a comparable fixed rate security. The rate shown is the rate at period end.
(h) Security collateralized by an amount sufficient to pay interest and principal.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 84.6% AAA, AA, A 82.3%
Baa 8.6% BBB  9.4%
Ba 0.0% BB  0.3%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by Moody's or S&P amounted to 2.0%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation   27.8%
Electric Revenue   15.1
Transportation   11.7
Health Care   8.8
Escrowed/Pre-Refunded   7.1
Special Tax   6.9
Education   6.2
Water & Sewer   5.3
Others (individually less than 5%)   11.1
TOTAL   100.0%
INCOME TAX INFORMATION
At May 31, 1998, the aggregate cost of investment securities for income tax purposes was $2,228,135,000. Net unrealized appreciation aggregated $143,915,000, of which $144,262,000 related to appreciated investment securities and $347,000 related to depreciated investment securities.
At November 30, 1997, the fund had a capital loss carryforward of approximately $15,508,000 of which $366,000, $533,000, and $14,609,000 will expire on November 30, 2000, 2001, and 2002, respectively. All of the loss carryforward was acquired in the merger and is available to offset future capital gains of the fund to the extent provided by regulations (see Note 6 of Notes to Financial Statements)
At November 30, 1997, the fund was required to defer approximately $11,660,000 of losses on futures contracts.
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
(EXCEPT PER-SHARE AMOUNT)                                MAY 31, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $2,228,112) -               $ 2,372,050
SEE ACCOMPANYING SCHEDULE

CASH                                                                  357

RECEIVABLE FOR INVESTMENTS SOLD                                       20,454

RECEIVABLE FOR FUND SHARES SOLD                                       1,132

INTEREST RECEIVABLE                                                   33,002

OTHER RECEIVABLES                                                     27

 TOTAL ASSETS                                                         2,427,022

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                           $ 8,254

PAYABLE FOR FUND SHARES REDEEMED                             2,422

DISTRIBUTIONS PAYABLE                                        2,313

ACCRUED MANAGEMENT FEE                                       774

PAYABLE FOR DAILY VARIATION ON FUTURES CONTRACTS             49

OTHER PAYABLES AND ACCRUED EXPENSES                          299

 TOTAL LIABILITIES                                                    14,111

NET ASSETS                                                           $ 2,412,911

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                      $ 2,315,036

ACCUMULATED UNDISTRIBUTED NET REALIZED                                (45,608)
GAIN (LOSS) ON INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS             143,483

NET ASSETS, FOR 190,224 SHARES OUTSTANDING                           $ 2,412,911

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER              $12.68
SHARE ($2,412,911 (DIVIDED BY) 190,224 SHARES)



STATEMENT OF OPERATIONS
                                    SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

INTEREST INCOME                                                      $ 63,782

EXPENSES

MANAGEMENT FEE                                            $ 4,577

TRANSFER AGENT FEES                                        1,173

ACCOUNTING FEES AND EXPENSES                               308

CUSTODIAN FEES AND EXPENSES                                57

NON-INTERESTED TRUSTEES' COMPENSATION                      5

REGISTRATION FEES                                          34

AUDIT                                                      33

LEGAL                                                      15

MISCELLANEOUS                                              4

 TOTAL EXPENSES BEFORE REDUCTIONS                          6,206

 EXPENSE REDUCTIONS                                        (11)       6,195

NET INTEREST INCOME                                                   57,587

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                     (17,057)

 FUTURES CONTRACTS                                         (292)      (17,349)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                     45,923

 FUTURES CONTRACTS                                         (455)      45,468

NET GAIN (LOSS)                                                       28,119

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                      $ 85,706
FROM OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
                                                            SIX MONTHS ENDED  YEAR ENDED
                                                            MAY 31, 1998      NOVEMBER 30,
                                                            (UNAUDITED)       1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                  $ 57,587          $ 89,932
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                    (17,349)          16,558

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)        45,468            19,742

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             85,706            126,232
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                                (57,587)          (93,623)
FROM NET INTEREST INCOME

 FROM NET REALIZED GAIN                                      (14,749)          (4,382)

 TOTAL DISTRIBUTIONS                                         (72,336)          (98,005)

SHARE TRANSACTIONS                                           259,849           273,883
NET PROCEEDS FROM SALES OF SHARES

 NET ASSET VALUE OF SHARES ISSUED IN EXCHANGE FOR THE NET    -                 528,377
 ASSETS OF SPARTAN MUNICIPAL INCOME FUND (NOTE 6)

 REINVESTMENT OF DISTRIBUTIONS                               55,098            74,006

 COST OF SHARES REDEEMED                                     (235,233)         (422,033)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             79,714            454,233
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                    93,084            482,460

NET ASSETS

 BEGINNING OF PERIOD                                         2,319,827         1,837,367

 END OF PERIOD                                              $ 2,412,911       $ 2,319,827

OTHER INFORMATION
SHARES

 SOLD                                                        20,496            22,157

 ISSUED IN EXCHANGE FOR THE SHARES OF SPARTAN MUNICIPAL      -                 42,203
 INCOME FUND (NOTE 6)

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                     4,346             5,982

 REDEEMED                                                    (18,558)          (34,228)

 NET INCREASE (DECREASE)                                     6,284             36,114




FINANCIAL HIGHLIGHTS
                              SIX MONTHS ENDED                YEARS ENDED NOVEMBER 30,
                              MAY 31, 1998

                              (UNAUDITED)        1997       1996      1995      1994      1993
SELECTED PER-SHARE DATA

NET ASSET VALUE,              $ 12.610           $ 12.430   $ 12.300  $ 11.040  $ 13.230  $ 12.720
BEGINNING OF
PERIOD

INCOME FROM INVEST-            .307              .607       .648 C    .677      .755      .764
MENT OPERATIONS
NET INTEREST
 INCOME

 NET REALIZED AND              .150              .235       .109      1.260     (1.690)   .700
 UNREALIZED
 GAIN (LOSS)

 TOTAL FROM                    .457              .842       .757      1.937     (.935)    1.464
 INVESTMENT
 OPERATIONS



LESS DISTRIBUTIONS

 FROM NET INTEREST             (.307)            (.632) C   (.623)    (.677)    (.755)    (.764)
 INCOME

 FROM NET                      (.080)            (.030)     (.004)    -         (.500)    (.190)
 REALIZED GAIN

 TOTAL DISTRIBUTIONS           (.387)            (.662)     (.627)    (.677)    (1.255)   (.954)

NET ASSET VALUE,              $ 12.680           $ 12.610   $ 12.430  $ 12.300  $ 11.040  $ 13.230
END OF PERIOD

TOTAL RETURN B                 3.66%             7.02%      6.39%     17.95%    (7.74)%   11.92%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END               $ 2,413            $ 2,320    $ 1,837   $ 1,801   $ 1,693   $ 2,128
OF PERIOD
(IN MILLIONS)

RATIO OF EXPENSES              .52% A            .55%       .56%      .57%      .56%      .56%
TO AVERAGE
NET ASSETS

RATIO OF NET INTEREST          4.86% A           4.92%      5.32%     5.69%     6.21%     5.85%
INCOME TO AVER-
AGE NET ASSETS

PORTFOLIO TURNOVER             32% A             31% D      53%       50%       48%       53%
RATE


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS
  THAN ONE YEAR ARE NOT ANNUALIZED.
C NET INTEREST INCOME PER SHARE IN
  1996 REFLECTS A PAYMENT RECEIVED
  FROM AN ISSUER IN BANKRUPTCY WHICH
  WAS DISTRIBUTED IN 1997.
D THE PORTFOLIO TURNOVER RATE DOES NOT
  INCLUDE THE ASSETS ACQUIRED IN THE MERGER.
NOTES TO FINANCIAL STATEMENTS
For the period ended May 31, 1998 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Municipal Income Fund (the fund) is a fund of Fidelity Court Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and futures. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS -
CONTINUED
in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., (formerly FMR Texas, Inc.) an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts
2. OPERATING POLICIES -
CONTINUED
FUTURES CONTRACTS - CONTINUED
are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $412,870,000 and $372,750,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $186,694,000 and $154,918,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .39% of average net assets.
TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian and transfer and shareholder servicing agent for the fund. UMB has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
For the period, the transfer agent fees were equivalent to an annualized rate of .10% of average net assets.
5. EXPENSE REDUCTIONS.
The fund has entered into an arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $7,000 and $4,000, respectively, under these arrangements.
6. MERGER INFORMATION.
On October 23, 1997, Fidelity Municipal Income Fund (currently Spartan Municipal Income Fund) acquired all of the assets and assumed all of the liabilities of Spartan Municipal Income Fund. The acquisition, which was approved by the shareholders of Spartan Municipal Income Fund on October 6, 1997, was accomplished by an exchange of 42,203,000 shares of Fidelity Municipal Income Fund (currently Spartan Municipal Income Fund) (each valued at $12.52) for the 49,566,000 shares then outstanding (each valued at $10.66) of Spartan Municipal Income Fund. Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. Spartan Municipal Income Fund's net assets, including $19,989,000 of unrealized appreciation were combined with Fidelity Municipal Income Fund (currently Spartan Municipal Income Fund) for total net assets after the acquisition of $2,294,530,000.
7. PROPOSED REORGANIZATIONS
The Board of Trustees of the fund approved Agreements and Plans of Reorganization ("Agreements") between the fund and Spartan Aggressive Municipal Fund and Spartan Insured Municipal Income Fund ("Target Funds") ("Reorganizations"). The Agreements provide for the transfer of all of the assets and the assumption of all of the liabilities of each Target Fund in exchange solely for the number of shares of the fund having the same aggregate net asset value as the outstanding shares of each Target Fund as of the close of business of the New York Stock Exchange on the day that the Reorganizations are effective. A Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the 1940 Act) of outstanding voting securities of the Target Fund to which the Reorganization relates. A Special Meeting of Shareholders ("Meeting") of the Target Funds will be held on July 15, 1998 to vote on the Agreements. A detailed description of the proposed transactions and voting information has been sent to shareholders of the Target Funds in May, 1998. If the Agreements are approved at the Meeting, the Reorganizations are expected to become effective on or about August 20, 1998 for Spartan Aggressive Municipal Fund and August 27, 1998 for Spartan Insured Municipal Income Fund.
The Board of Trustees of the fund has approved an Agreement and Plan of Reorganization ("Agreement") between the fund and Fidelity Advisor Municipal Bond Fund ("Reorganization"). The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Advisor Municipal Bond Fund ("Advisor Municipal Bond") in exchange solely for the number of shares of the fund having the same relative net asset value as the outstanding shares of Class A, Class T, Class B, Institutional Class, and Fidelity Municipal Bond Fund (Initial Class) of Advisor Municipal Bond as of the close of business of the New York Stock Exchange on the day that the Reorganization is effective.
7. PROPOSED REORGANIZATIONS - CONTINUED
The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the 1940 Act) of outstanding voting securities of Advisor Municipal Bond. A Special Meeting of Shareholders ("Meeting") of Advisor Municipal Bond will be held on August 3, 1998 to vote on the Agreement. A detailed description of the proposed transactions and voting information will be sent to shareholders of Advisor Municipal Bond in June, 1998. If the Agreement is approved at the Meeting, the Reorganization is expected to become effective on or about September 10, 1998. INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
David L. Murphy, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
UMB Bank, n.a.
Kansas City, MO
and
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
(REGISTERED TRADEMARK)
FIDELITY'S MUNICIPAL BOND FUNDS
Spartan(registered trademark) New York Municipal Income
Spartan Aggressive Municipal
Spartan Arizona Municipal Income
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Insured Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Massachusetts Municipal Income
Spartan Michigan Municipal Income
Spartan Minnesota Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate
Municipal Income
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress (registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

SPARTAN(registered trademark)

(REGISTERED TRADEMARK)

CONNECTICUT MUNICIPAL
FUNDS
AND
FIDELITY
CONNECTICUT MUNICIPAL
MONEY MARKET FUND
SEMIANNUAL REPORT
MAY 31, 1998
CONTENTS



PRESIDENT'S MESSAGE                               3   NED JOHNSON ON INVESTING STRATEGIES

SPARTAN CONNECTICUT MUNICIPAL INCOME FUND

                                                  4   PERFORMANCE

                                                  7   FUND TALK: THE MANAGER'S OVERVIEW

                                                  10  INVESTMENT CHANGES

                                                  11  INVESTMENTS

                                                  18  FINANCIAL STATEMENTS

SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND

                                                  22  PERFORMANCE

                                                  24  FUND TALK: THE MANAGER'S OVERVIEW

                                                  26  INVESTMENT CHANGES

                                                  27  INVESTMENTS

                                                  31  FINANCIAL STATEMENTS

FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND

                                                  35  PERFORMANCE

                                                  37  FUND TALK: THE MANAGER'S OVERVIEW

                                                  39  INVESTMENT CHANGES

                                                  40  INVESTMENTS

                                                  45  FINANCIAL STATEMENTS

NOTES                                             49  NOTES TO THE FINANCIAL STATEMENTS

PROXY VOTING RESULTS                              53


To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888
FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND
MONEY.
PRESIDENT'S MESSAGE



(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
While low interest rates and subdued inflation provided support for stock and bond markets in the U.S. during the first five months of 1998, concerns about continuing economic and political difficulties in Asia colored their performance. The stock market reached record heights due to stronger-than-expected corporate earnings, but retreated at times when concerns surfaced about how the Asian volatility would affect business prospects. The bond market benefited from these retreats, as investors sought alternatives offering lower volatility.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. You should also keep money you'll need in the near future in a more stable investment.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
SPARTAN CONNECTICUT MUNICIPAL INCOME FUND

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past 10 years total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED MAY 31, 1998            PAST 6  PAST 1  PAST 5  PAST 10
                                      MONTHS  YEAR    YEARS   YEARS

SPARTAN CT MUNICIPAL INCOME           3.57%   9.18%   34.99%  116.10%

LB CONNECTICUT 4 PLUS YEAR ENHANCED   3.86%   9.69%   N/A     N/A
MUNICIPAL BOND

CONNECTICUT MUNICIPAL DEBT FUNDS      3.51%   8.79%   32.66%  116.18%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Connecticut 4 Plus Year Enhanced Municipal Bond Index - a total return performance benchmark for Connecticut investment-grade municipal bonds with maturities of at least four years. To measure how the fund's performance stacked up against its peers, you can compare it to the Connecticut municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 26 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED MAY 31, 1998                 PAST 1  PAST 5  PAST 10
                                           YEAR    YEARS   YEARS

SPARTAN CT MUNICIPAL INCOME                9.18%   6.18%   8.01%

LB CONNECTICUT 4 PLUS YEAR ENHANCED        9.69%   N/A     N/A
MUNICIPAL BOND

CONNECTICUT MUNICIPAL DEBT FUNDS           8.79%   5.81%   8.01%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
             Spartan CT Muni Income      LB Municipal Bond
             00407                       LB015
  1988/05/31      10000.00                    10000.00
  1988/06/30      10188.17                    10146.30
  1988/07/31      10239.03                    10212.45
  1988/08/31      10290.56                    10221.44
  1988/09/30      10492.68                    10406.45
  1988/10/31      10677.94                    10589.60
  1988/11/30      10578.35                    10492.60
  1988/12/31      10736.28                    10599.94
  1989/01/31      10881.58                    10819.15
  1989/02/28      10777.62                    10695.70
  1989/03/31      10789.23                    10670.14
  1989/04/30      11083.19                    10923.45
  1989/05/31      11315.90                    11150.33
  1989/06/30      11505.07                    11301.75
  1989/07/31      11629.98                    11455.57
  1989/08/31      11507.38                    11343.42
  1989/09/30      11473.01                    11309.61
  1989/10/31      11609.07                    11447.93
  1989/11/30      11780.38                    11648.27
  1989/12/31      11856.48                    11743.55
  1990/01/31      11751.39                    11688.00
  1990/02/28      11858.21                    11792.03
  1990/03/31      11878.89                    11795.56
  1990/04/30      11693.45                    11710.16
  1990/05/31      11984.31                    11965.80
  1990/06/30      12106.07                    12070.98
  1990/07/31      12286.18                    12248.42
  1990/08/31      12065.27                    12070.57
  1990/09/30      12143.28                    12077.45
  1990/10/31      12326.52                    12296.54
  1990/11/30      12592.41                    12543.82
  1990/12/31      12649.88                    12598.39
  1991/01/31      12790.26                    12767.46
  1991/02/28      12870.79                    12878.53
  1991/03/31      12891.38                    12883.17
  1991/04/30      13055.22                    13054.52
  1991/05/31      13170.99                    13170.57
  1991/06/30      13069.18                    13157.53
  1991/07/31      13224.31                    13317.79
  1991/08/31      13367.99                    13493.19
  1991/09/30      13487.87                    13668.87
  1991/10/31      13620.83                    13791.89
  1991/11/30      13653.63                    13830.37
  1991/12/31      13988.24                    14127.17
  1992/01/31      14009.49                    14159.38
  1992/02/29      14016.42                    14163.91
  1992/03/31      13952.36                    14169.15
  1992/04/30      14026.10                    14295.25
  1992/05/31      14218.19                    14463.51
  1992/06/30      14498.30                    14706.21
  1992/07/31      14950.08                    15147.10
  1992/08/31      14738.48                    14999.41
  1992/09/30      14839.39                    15097.51
  1992/10/31      14586.48                    14949.10
  1992/11/30      14980.34                    15216.84
  1992/12/31      15137.78                    15372.20
  1993/01/31      15363.51                    15550.98
  1993/02/28      15988.18                    16113.46
  1993/03/31      15770.62                    15943.14
  1993/04/30      15915.98                    16104.01
  1993/05/31      16009.06                    16194.51
  1993/06/30      16292.65                    16464.80
  1993/07/31      16316.77                    16486.37
  1993/08/31      16686.87                    16829.62
  1993/09/30      16889.23                    17021.31
  1993/10/31      16898.27                    17054.16
  1993/11/30      16749.81                    16903.91
  1993/12/31      17102.32                    17260.75
  1994/01/31      17300.23                    17457.87
  1994/02/28      16824.28                    17005.71
  1994/03/31      16058.82                    16313.24
  1994/04/30      16196.79                    16451.57
  1994/05/31      16293.30                    16594.21
  1994/06/30      16192.11                    16492.82
  1994/07/31      16517.12                    16795.13
  1994/08/31      16554.28                    16853.24
  1994/09/30      16282.27                    16605.84
  1994/10/31      15919.60                    16310.92
  1994/11/30      15475.49                    16016.02
  1994/12/31      15902.46                    16368.53
  1995/01/31      16411.35                    16836.34
  1995/02/28      16913.11                    17325.94
  1995/03/31      17093.69                    17525.02
  1995/04/30      17113.23                    17545.70
  1995/05/31      17645.61                    18105.58
  1995/06/30      17486.84                    17948.06
  1995/07/31      17587.07                    18118.21
  1995/08/31      17831.82                    18347.95
  1995/09/30      17975.56                    18464.09
  1995/10/31      18203.94                    18732.56
  1995/11/30      18479.02                    19043.33
  1995/12/31      18625.05                    19226.34
  1996/01/31      18787.47                    19371.50
  1996/02/29      18695.66                    19240.74
  1996/03/31      18442.82                    18994.84
  1996/04/30      18404.14                    18941.09
  1996/05/31      18368.73                    18933.51
  1996/06/30      18600.53                    19139.70
  1996/07/31      18749.42                    19313.87
  1996/08/31      18728.44                    19309.23
  1996/09/30      18962.90                    19579.56
  1996/10/31      19182.59                    19801.01
  1996/11/30      19522.19                    20163.36
  1996/12/31      19414.22                    20078.68
  1997/01/31      19481.51                    20116.63
  1997/02/28      19645.68                    20301.30
  1997/03/31      19378.18                    20030.68
  1997/04/30      19530.80                    20198.34
  1997/05/31      19792.96                    20502.12
  1997/06/30      19999.22                    20720.47
  1997/07/31      20584.43                    21294.43
  1997/08/31      20362.74                    21094.90
  1997/09/30      20625.16                    21345.29
  1997/10/31      20746.77                    21482.54
  1997/11/30      20864.83                    21608.86
  1997/12/31      21187.62                    21924.13
  1998/01/31      21403.25                    22150.39
  1998/02/28      21388.83                    22157.04
  1998/03/31      21381.59                    22176.53
  1998/04/30      21297.46                    22076.52
  1998/05/29      21604.94                    22425.99
IMATRL PRASUN   SHR__CHT 19980531 19980611 151623 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Spartan Connecticut Municipal Income Fund on May 31, 1988. As the chart shows, by May 31, 1998, the value of the investment would have grown to $21,610 - a 116.10% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - which reflects the performance of the investment-grade municipal bond market - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $22,426 - a 124.26% increase.

UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL DO
TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE OUT
THE MARKET'S UPS AND DOWNS,
YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
                 SIX MONTHS ENDED        YEARS ENDED NOVEMBER 30,
                 MAY 31,

                 1998              1997   1996   1995    1994     1993

DIVIDEND RETURN  2.43%             5.19%  5.29%  6.62%   5.28%    6.29%

CAPITAL RETURN   1.14%             1.69%  0.36%  12.79%  -12.89%  5.52%

TOTAL RETURN     3.57%             6.88%  5.65%  19.41%  -7.61%   11.81%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.
DIVIDENDS AND YIELD

PERIODS ENDED MAY 31, 1998               PAST 1       PAST 6        PAST 1
                                         MONTH        MONTHS        YEAR

DIVIDENDS PER SHARE                      4.62(CENTS)  27.25(CENTS)  54.91(CENTS)

ANNUALIZED DIVIDEND RATE                 4.78%        4.77%         4.82%

30-DAY ANNUALIZED YIELD                  4.12%        -             -

30-DAY ANNUALIZED TAX-EQUIVALENT YIELD   6.74%        -             -


DIVIDENDS per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $11.38 over the past one month, $11.45 over the past six months and $11.39 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 38.88% combined effective 1998 federal and state income tax bracket, but does not reflect the payment of the alternative minimum tax, if applicable.
SPARTAN CONNECTICUT MUNICIPAL INCOME FUND

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Investor sentiment, shifting supply
and demand conditions, and
volatility in Asia played key roles
in the municipal bond market during
the six months that ended May 31,
1998. During this period, the
Lehman Brothers Municipal Bond
Index - a measure of the municipal
bond market - returned 3.78%.
To compare, the Lehman Brothers
Aggregate Bond Index - a
measure of the investment-grade
taxable bond market in the U.S. -
returned 4.09%. In late 1997,
volatility in Asia helped prop up the
muni bond market. Investors felt that
currency devaluations in that region
would translate into cheaper prices
for Asian goods and help control
the inflation that can eat into bonds'
fixed payments. Since the beginning
of 1998, though, muni bond supply
increased as many issuers took
advantage of lower interest rates
to refinance their debt at lower rates.
That, combined with softening
demand, dampened the
performance of muni bonds in
early 1998. On top of that, the
municipal bond market
experienced extremely heavy
issuance in March and April, as
issuers rushed to market before the
largest deal in municipal market
history took place in May - a
$3.5 billion issuance by Long Island
Power Authority. This heavy
supply, coupled with only
intermittent demand, put
downward pressure on municipal
bonds in April. Renewed fears of
economic and political dislocation in
Asia attracted investors to all
sectors of the bond market in May,
but, overall, municipals lagged
taxable issues through the first
five months of 1998.
An interview with George Fischer, Portfolio Manager of Spartan Connecticut Municipal Income Fund
Q. HOW DID THE FUND PERFORM, GEORGE?
A. For the six-month period that ended May 31, 1998, the fund had a total return of 3.57%. To get a sense of how the fund did relative to its competitors, the Connecticut municipal debt funds average returned 3.51% for the same six-month period, according to Lipper Analytical Services. Additionally, the Lehman Brothers Connecticut 4 Plus Year Enhanced Municipal Bond Index - a broad measure of the performance of the Connecticut municipal bond market - returned 3.86% for the same six-month period. For the 12-month period that ended May 31, 1998, the fund returned 9.18%. That compared to the 8.79% return of the Connecticut municipal debt funds average and the 9.69% return of the Lehman Brothers Connecticut 4 Plus Year Enhanced Municipal Bond Index over the same one-year period.
Q. WHICH HOLDINGS PERFORMED WELL DURING THE PERIOD?
A. Securities rated Baa by Moody's Investors Service performed particularly well during the period. Faced with falling interest rates, investors continued to seek Baa-rated securities because they offered more yield than higher-rated A and AA securities. What's more, there was only a limited supply of Baa-rated bonds available, so strong demand pushed up against low supply and boosted their prices. I purposely kept the fund's stake in Baa-rated bonds relatively light during the period, however, because they generally didn't offer enough additional yield to compensate for their lower credit quality.
Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PAST SIX MONTHS?
A. Housing bonds - which made up 3.5% of the fund's investments at the end of the period - lagged the overall Connecticut municipal market. Housing bonds experienced increased prepayment activity when interest rates fell, because mortgage borrowers refinanced their debt in order to lower their interest costs. While prepayment is good for the borrower, it can be bad for housing bond holders because it can force them to reinvest at lower interest rates. However, I continued to hold onto most of the fund's housing bonds because they carried attractive yields.
Q. HOW DID YOU ALLOCATE THE FUND'S INVESTMENTS AMONG BONDS WITH VARIOUS MATURITIES DURING THE PAST SIX MONTHS?
A. I kept the fund focused on bonds with maturities of between five and 15 years. I did that because the yield curve - a graphical representation of the yield of bonds by ascending maturity dates - was relatively flat beyond 15 years. Up to about that point, an investor was paid an appropriate amount of added income for each additional year of maturity. It is this additional income that compensates the investor for the added risk taken on by investing in the longer-maturity part of the municipal market. But for bonds with maturities of 15 years or longer, the extra income for each successive year was, in my opinion, less attractive given the level of risk inherent in longer-term bonds. Throughout the period, I also kept the fund's duration - which measures its sensitivity to changes in interest rates - in line with the Connecticut municipal bond market as a whole, as represented by the Lehman Brothers Connecticut 4 Plus Year Enhanced Municipal Bond Index.
Q. THE COMBINED STAKE IN BONDS ISSUED BY PUERTO RICO AND GUAM GREW TO 10.4% OF THE FUND'S INVESTMENTS AT THE END OF THE PERIOD. WHAT ROLE DO THESE INVESTMENTS PLAY IN A CONNECTICUT MUNICIPAL BOND FUND?
A. As territories of the United States, Puerto Rico and Guam have the ability to issue municipal debt that is free from U.S. federal taxes and the state taxes of each of the 50 states. Over the past six months, the supply of Connecticut municipal bonds was quite tight, so I didn't find a lot of opportunities to buy bonds issued in the state at what I thought were reasonable prices. Rather than overpaying for Connecticut bonds, I turned to the Puerto Rico and Guam markets and bought bonds with relatively high credit quality at more attractive prices and with slightly higher yields than those found in Connecticut.
Q. WHAT'S AHEAD FOR THE FUND AND THE MUNICIPAL MARKET?
A. At the end of the period, municipals were attractively priced compared to Treasury bonds, mainly because the supply of municipals has been heavy so far in 1998. A relatively large supply of municipals came to the national market in the first five months of 1998 as municipal issuers sought to take advantage of low interest rates to issue new or refinance old debt. If supply tapers off - which I believe it will in the second half of 1998 - municipals may do relatively well as they play catch-up to Treasuries.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

GEORGE FISCHER ON THE FUND'S
BENCHMARK INDEX AND ITS ROLE
IN MANAGING THE FUND:
"I use the Lehman Brothers
Connecticut 4 Plus Year Enhanced
Municipal Bond Index as a
representation of the overall market
in which the fund invests. The
index includes most of the
universe of Connecticut municipal
bonds. I manage the fund to have
similar overall interest-rate risk to
its benchmark index, but beyond
that, the fund can vary
significantly from the index. With
respect to sector, issuer and
structural composition, the
fund's holdings reflect our
research conclusions on the
relative value of bonds."
(solid bullet) At the end of the period, about half of the fund's investments were insured, meaning that a bond's timely principal and interest payments are guaranteed by a municipal bond insurer. Insured bond prices, like other bond prices, rise and fall with interest-rate moves, supply and demand, and other factors.
FUND FACTS
GOAL: to provide high current
tax-free income for Connecticut
residents
FUND NUMBER: 407
TRADING SYMBOL: FICNX
START DATE: October 29, 1987
SIZE: as of May 31, 1998,
more than $355 million
MANAGER: George Fischer,
since 1996; manager, various
Fidelity and Spartan municipal
income funds; joined Fidelity
in 1989
(checkmark)
SPARTAN CONNECTICUT MUNICIPAL INCOME FUND

INVESTMENT CHANGES


TOP FIVE SECTORS AS OF MAY 31, 1998
                       % OF FUND'S   % OF FUND'S INVESTMENTS
                       INVESTMENTS   IN THESE SECTORS
                                     6 MONTHS AGO

GENERAL OBLIGATION     36.4          34.8

HEALTH CARE            11.5          11.8

ESCROWED/PRE-REFUNDED  10.8          9.8

SPECIAL TAX            9.8           8.5

EDUCATION              9.4           10.5

AVERAGE YEARS TO MATURITY AS OF MAY 31, 1998
                                                6 MONTHS AGO

YEARS  12.0                                     11.6

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF MAY 31, 1998
                                                6 MONTHS AGO

YEARS  6.5                                      6.8

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF MAY 31, 1998 AS OF NOVEMBER 30, 1997
AAA 64.0%
AA, A 23.3%
BAA 10.9%
NON-RATED 0.0%
SHORT-TERM
INVESTMENTS 1.8%
AAA 57.0%
AA, A 27.4%
BAA 10.7%
NON-RATED 2.2%
SHORT-TERM
INVESTMENTS 5.4%
ROW: 1, COL: 1, VALUE: 64.0
ROW: 1, COL: 2, VALUE: 23.1
ROW: 1, COL: 3, VALUE: 10.9
ROW: 1, COL: 4, VALUE: 0.0
ROW: 1, COL: 5, VALUE: 2.0
ROW: 1, COL: 6, VALUE: NIL
ROW: 1, COL: 1, VALUE: 57.0
ROW: 1, COL: 2, VALUE: 27.4
ROW: 1, COL: 3, VALUE: 10.7
ROW: 1, COL: 4, VALUE: 2.2
ROW: 1, COL: 5, VALUE: 5.4
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A
PERCENTAGE OF THE FUND'S INVESTMENTS.
SPARTAN CONNECTICUT MUNICIPAL INCOME FUND

INVESTMENTS MAY 31, 1998 (UNAUDITED)
SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS


MUNICIPAL BONDS - 98.2%
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
CONNECTICUT - 87.8%
Branford Gen. Oblig. Unltd. Tax:
  7% 6/15/08 (FGIC Insured)  Aaa $ 500,000 $ 600,745
 7% 6/15/09 (FGIC Insured)  Aaa  500,000  610,555
Bridgeport Gen. Oblig.:
 Rfdg. Series A:
   6% 9/1/03 (AMBAC Insured)  Aaa  4,475,000  4,862,222
  6% 9/1/05 (AMBAC Insured)  Aaa  4,000,000  4,421,960
  6.50% 9/1/07 (AMBAC Insured)  Aaa  2,290,000  2,654,637
 Series A:
  5.40% 9/1/08 (AMBAC Insured)
  (Pre-Refunded to 9/1/05 @ 101) (d)  Aaa  550,000  594,886
  5.50% 9/1/09 (AMBAC Insured)
  (Pre-Refunded to 9/1/05 @ 101) (d)  Aaa  550,000  598,290
  5.60% 9/1/10 (AMBAC Insured)
  (Pre-Refunded to 9/1/05 @ 101) (d)  Aaa  550,000  601,695
  5.70% 9/1/11 (AMBAC Insured)
  (Pre-Refunded to 9/1/05 @ 101) (d)  Aaa  550,000  605,099
  5.70% 9/1/15 (AMBAC Insured)
  (Pre-Refunded to 9/1/05 @ 101) (d)  Aaa  2,000,000  2,193,800
 Unltd. Tax Series A:
  7.40% 3/1/00
  (Pre-Refunded to 3/1/99 @ 102) (d)  Baa  1,080,000  1,129,421
  7.625% 1/15/09
  (Pre-Refunded to 3/1/99 @ 102) (d)  Baa  1,500,000  1,573,215
 8.75% 8/15/05 (FGIC Insured)  Aaa  670,000  851,074
Connecticut Clean Wtr. Fund Rev.:
 Series 1991, 7% 1/1/11  Aaa  2,500,000  2,717,350
 5.875% 11/1/03  Aaa  1,000,000  1,085,580
 5.875% 5/1/04  Aaa  1,000,000  1,089,950
 6.80% 7/1/05  Aaa  1,000,000  1,085,950
 5.75% 3/1/07  Aaa  2,615,000  2,881,442
 6% 10/1/12 (e)  Aaa  6,000,000  6,845,940
Connecticut College Savings Plan
(Cap. Appreciation):
  Series A:
   0% 5/15/07  Aa3  2,250,000  1,505,340
   0% 12/1/07  Aa3  4,000,000  2,611,720
  Series B, 0% 11/1/06  Aa3  2,800,000  1,928,584
  Unltd. Tax Series B, 0% 11/1/09  Aa3  7,000,000  4,157,160
Connecticut Dev. Auth. Health Care Proj. Rfdg.
(Duncaster, Inc. Proj.) 6.75% 9/1/15  A2  3,000,000  3,237,150
Connecticut Dev. Auth. Poll. Cont. Rev.
(New England Pwr. Co. Proj.) 7.25% 10/15/15  A1  3,000,000  3,179,250
Connecticut Dev. Auth. Rev. Series A:
 6% 11/15/07  A1  1,525,000  1,718,843
 6% 11/15/08  A1  1,525,000  1,728,435
 6% 11/15/09  A1  1,525,000  1,728,908
 4.75% 11/15/13  A1  1,525,000  1,511,504
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
CONNECTICUT - CONTINUED
Connecticut Economic Recovery Rfdg. Notes
5% 6/15/98  Aa3 $ 1,000,000 $ 1,000,390
Connecticut Gen. Oblig.:
 Series A:
  6% 3/15/01  Aa3  2,405,000  2,529,026
  6.10% 3/15/02  Aa3  3,000,000  3,205,890
  7% 3/15/03  Aa3  3,000,000  3,353,820
 Series B, 6% 10/1/05  Aa3  6,430,000  7,115,117
Connecticut Health & Edl. Facs. Auth. Rev.:
 (Ashlar Village Inc.) Series A, 5% 7/1/20
 (AMBAC Insured)  Aaa  2,400,000  2,352,840
 (Bristol Hosp.) Series A:
  7% 7/1/09 (MBIA Insured)  Aaa  1,750,000  1,878,170
  7% 7/1/20 (MBIA Insured)  Aaa  4,180,000  4,480,082
 (Choate Rosemary Hall) Series B, 5% 7/1/27
 (MBIA Insured)  Aaa  3,000,000  2,933,070
 (Connecticut College Issue)
 Series B, 6.625% 7/1/11 (MBIA Insured)
  (Pre-Refunded to 7/1/01 @ 102) (d)  Aaa  1,200,000  1,311,564
 (Greenwich Hospital) Series A, 5.80% 7/1/26
 (MBIA Insured)  Aaa  5,400,000  5,714,172
 (Hosp. for Spl. Care)
 Series B, 5.375% 7/1/17  Baa2  2,700,000  2,704,320
 (HSC Commty. Services Inc.)
 Series B, 5.50% 7/1/27  Baa2  2,500,000  2,509,100
 (Kent School) Series B:
  5.10% 7/1/07 (MBIA Insured)  Aaa  265,000  277,617
  5.25% 7/1/08 (MBIA Insured)  Aaa  305,000  321,327
  5.375% 7/1/09 (MBIA Insured)  Aaa  345,000  364,982
  5.40% 7/1/10 (MBIA Insured)  Aaa  685,000  725,703
 (Loomis Chaffee School) Series C,
 5.50% 7/1/26 (MBIA Insured)  Aaa  1,430,000  1,468,238
 (Lutheran Gen. Health Care Sys./Parkside Lodges)
 7.375% 7/1/19 (Escrowed to Maturity) (d)  Aaa  3,195,000  3,886,430
 (New Britain Mem. Hosp.)
 Series A, 7.75% 7/1/22  Aaa  6,500,000  7,492,420
 (Quinnipiac College):
  Series C, 7.75% 7/1/20
  (Pre-Refunded to 7/1/00 @ 102) (d)  BBB-  1,940,000  2,120,110
  Rfdg. Series D:
   6% 7/1/13  BBB-  3,500,000  3,596,880
   6% 7/1/23  BBB-  1,975,000  2,018,055
 (Sacred Heart Univ.):
  Series A, 6.85% 7/1/22,
  LOC Fleet Nat'l. Bank
   (Pre-Refunded to 7/1/02 @ 102) (d)  Baa3  1,000,000  1,117,200
  Series B, 5.50% 7/1/09  Baa3  1,500,000  1,519,980
  Series C:
   6% 7/1/06  Baa3  250,000  264,420
   6.50% 7/1/16  Baa3  4,000,000  4,345,520
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
CONNECTICUT - CONTINUED
Connecticut Health & Edl. Facs. Auth. Rev.: - continued
  (St. Mary's Hosp.) Series B, 7.60% 7/1/03
 (Pre-Refunded to 7/1/98 @ 102) (d)  Aaa $ 900,000 $ 920,682
 (St. Raphael Hosp.) Series H:
  6.50% 7/1/11 (AMBAC Insured)  Aaa  2,780,000  3,273,089
  6.50% 7/1/13 (AMBAC Insured)  Aaa  3,125,000  3,708,688
  5.25% 7/1/14 (AMBAC Insured)  Aaa  4,400,000  4,619,428
 (Sharon Healthcare Inc.) Series A:
  8.75% 7/1/06
  (Pre-Refunded to 7/1/01 @ 103) (d)  Aaa  450,000  523,247
  9% 7/1/13
  (Pre-Refunded to 7/1/01 @ 103) (d)  Aaa  1,300,000  1,518,855
  9.20% 7/1/21
  (Pre-Refunded to 7/1/01 @ 103) (d)  Aaa  1,500,000  1,761,120
 (Veterans Memorial Med. Ctr.) Series A:
  6.25% 7/1/05 (MBIA Insured)  Aaa  2,265,000  2,520,356
  5.50% 7/1/26 (MBIA Insured)  Aaa  2,275,000  2,335,834
 (Yale-New Haven Hosp.):
  Series H, 6% 7/1/03 (MBIA Insured)  Aaa  1,000,000  1,081,670
  5.929% 6/10/30  Aaa  10,000,000  10,613,900
Connecticut Higher Ed. Supplemental Loan Auth.
Rev. Series A:
  7.375% 11/15/05 (b)  A1  475,000  488,761
  7.50% 11/15/10 (b)  A1  1,635,000  1,682,677
  (Family Ed. Loan Prog.)
  7.20% 11/15/10 (b)  A  810,000  863,760
Connecticut Hsg. Fin. Auth. Hsg. Mtg. Fin. Prog.:
 Series A, Subseries A-2,
 6.45% 5/15/22 (b)  Aa2  5,500,000  5,887,585
 Series B, 6.20% 5/15/12  Aa2  2,500,000  2,643,900
 Series E, 6.20% 5/15/14  Aa2  1,000,000  1,067,960
 Series E, Subseries E-1, 6.30% 5/15/17  Aa2  1,950,000  2,096,114
Connecticut Muni. Elec. Energy Coop. Pwr.
Supply Sys. Rev. Rfdg. Series A:
  6% 1/1/04 (MBIA Insured)  Aaa  3,190,000  3,467,115
  6% 1/1/05 (MBIA Insured)  Aaa  3,380,000  3,699,782
  6% 1/1/06 (MBIA Insured)  Aaa  2,000,000  2,207,140
Connecticut Resource Recovery Auth. Corp. Credit
(American Refuse Fuel Co.) Series A,
8.10% 11/15/15 (b)  Baa1  4,500,000  4,717,170
Connecticut Resource Recovery Auth. Rfdg.
(Mid-Connecticut Sys.) Series A:
  5.25% 11/15/08 (MBIA Insured)  Aaa  4,000,000  4,239,360
  5.375% 11/15/10 (MBIA Insured)  Aaa  1,000,000  1,057,340
  5.50% 11/15/11 (MBIA Insured)  Aaa  2,500,000  2,658,325
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
CONNECTICUT - CONTINUED
Connecticut Spl. Assignment Unemployment
Compensation Advisor Fund Rev. Rfdg.
(Connecticut Unemployment) Series A,
5.50% 11/15/00 (AMBAC Insured)  Aaa $ 2,000,000 $ 2,073,560
Connecticut Spl. Tax. Oblig. Rev.
(Trans. Infrastructure):
  Series A:
   6.50% 6/1/03  Aaa  2,800,000  3,094,056
   5.50% 11/1/06 (FSA Insured)  Aaa  1,925,000  2,075,651
   7.125% 6/1/10  A1  3,550,000  4,346,372
   6.75% 6/1/11
   (Pre-Refunded to 6/1/03 @ 100) (d)  Aaa  2,395,000  2,673,275
  Series B:
   (Cap. Appreciation) 0% 6/1/08  A1  3,500,000  2,236,815
   6.50% 10/1/07  A1  2,250,000  2,609,055
   6.15% 9/1/09  A1  1,500,000  1,705,995
   6.50% 10/1/10  A1  3,250,000  3,818,393
   6.125% 9/1/12  A1  5,000,000  5,715,850
   6.50% 10/1/12  A1  4,000,000  4,730,000
Eastern Connecticut Resource Recovery Auth.
Solid Waste Rev. (Wheelabrator Lisbon Proj.)
Series A, 5% 1/1/04 (b)  BBB  1,000,000  1,012,300
Meriden Gen. Oblig. Unltd. Tax:
 6.25% 8/1/05 (FGIC Insured)  Aaa  2,000,000  2,239,460
 6.25% 8/1/06 (FGIC Insured)  Aaa  2,000,000  2,260,460
 7% 10/1/07 (MBIA Insured)  Aaa  500,000  597,070
Naugatuck Gen. Oblig. Unltd. Tax:
 7.25% 9/1/04 (MBIA Insured)  Aaa  215,000  250,146
 6.90% 6/15/07 (FGIC Insured)  Aaa  485,000  575,157
 7.40% 9/1/07 (MBIA Insured)  Aaa  370,000  452,432
 7.40% 9/1/08 (MBIA Insured)  Aaa  370,000  457,827
New Britain Gen. Oblig.  Unltd. Tax:
 Rfdg. 6% 2/1/12 (MBIA Insured)  Aaa  400,000  452,752
 Series B, 6% 3/1/12 (MBIA Insured)  Aaa  2,000,000  2,264,900
 6% 4/15/06 (AMBAC Insured)  Aaa  1,615,000  1,792,198
 7% 4/1/07 (MBIA Insured)  Aaa  580,000  687,625
 6% 4/15/07 (AMBAC Insured)  Aaa  1,615,000  1,804,666
 7% 4/1/08 (MBIA Insured)  Aaa  580,000  694,904
 5% 2/1/12 (MBIA Insured)  Aaa  885,000  913,081
 5% 2/1/13 (MBIA Insured)  Aaa  885,000  909,842
New Haven Gen. Oblig.:
 Rfdg. Series A, 5% 8/1/09 (FGIC Insured)  Aaa  1,775,000  1,842,752
 Series A, 7.40% 3/1/12
 (Pre-Refunded to 3/1/02 @ 102) (d)  Baa1  1,000,000  1,130,560
 8.25% 8/15/01  Baa1  2,590,000  2,774,952
 7% 2/15/03 (FGIC Insured)  Aaa  1,000,000  1,118,320
 7% 2/15/04 (FGIC Insured)  Aaa  1,150,000  1,308,930
 6% 2/15/05 (FGIC Insured)  Aaa  1,650,000  1,812,608
 7% 2/15/05 (FGIC Insured)  Aaa  1,250,000  1,441,413
 6% 8/1/05 (FGIC Insured)  Aaa  3,410,000  3,766,175
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
CONNECTICUT - CONTINUED
Newtown Gen. Oblig.:
 6% 6/15/05 (MBIA Insured)  Aaa $ 1,700,000 $ 1,874,896
 6% 6/15/06 (MBIA Insured)  Aaa  1,700,000  1,889,958
North Thompsonville Fire Dist. #10 Unltd. Tax:
 6.75% 6/1/07 (MBIA Insured)  Aaa  180,000  210,769
 6.75% 6/1/08 (MBIA Insured)  Aaa  190,000  224,540
 6.75% 6/1/09 (MBIA Insured)  Aaa  200,000  238,248
 6.75% 6/1/10 (MBIA Insured)  Aaa  215,000  256,759
 6.75% 6/1/11 (MBIA Insured)  Aaa  230,000  276,173
South Central Connecticut Reg'l. Wtr. Auth. Wtr.
Sys. Rev. 11th Series:
  5.625% 8/1/05 (FGIC Insured)  Aaa  5,000,000  5,399,200
  5.75% 8/1/12 (FGIC Insured)  Aaa  5,000,000  5,333,950
Stamford Gen. Oblig. Unltd. Tax:
 6.25% 2/15/03  Aaa  1,725,000  1,882,113
 6.25% 2/15/04  Aaa  1,725,000  1,907,678
 6.25% 2/15/05   Aaa  1,190,000  1,331,086
 6.25% 2/15/05  Aaa  535,000  596,439
 6.60% 1/15/07  Aaa  295,000  342,808
 6.60% 1/15/08  Aaa  1,480,000  1,737,476
 6.60% 1/15/09  Aaa  1,000,000  1,190,250
 5.25% 7/15/12  Aaa  1,580,000  1,651,147
Stratford Gen. Oblig. Unltd. Tax
7% 6/15/08 (FGIC Insured)  Aaa  500,000  600,745
Univ. of Connecticut Series A,
5.50% 2/1/06 (FGIC Insured)  Aaa  3,070,000  3,300,097
West Hartford Gen. Oblig. Unltd. Tax:
 6.50% 7/15/05  Aaa  2,000,000  2,272,560
 6.50% 7/15/06  Aaa  2,000,000  2,294,680
 5% 7/15/11  Aaa  2,000,000  2,053,420
West Haven Gen. Oblig. Impt. Unltd. Tax
6.70% 2/15/04 (MBIA Insured)  Aaa  710,000  799,346
Wolcott Gen. Oblig. Unltd. Tax:
 7% 6/15/09 (FGIC Insured)  Aaa  445,000  543,394
 7% 6/15/10 (FGIC Insured)  Aaa  440,000  540,329
Woodstock Spl. Oblig. Rev. (Woodstock Academy)
7% 3/1/08 (AMBAC Insured)  Aaa  725,000  779,477
   307,738,096
GUAM - 0.7%
Guam Gov't Ltd. Oblig. Rev. Infrastructure Impt.
Series A, 5.25% 11/1/09 (AMBAC Insured)  Aaa  2,400,000  2,589,540
PUERTO RICO - 9.7%
Puerto Rico Commonwealth Gen. Oblig.
Unltd. Tax 6.40% 7/1/11  Aaa  1,500,000  1,701,450
Puerto Rico Commonwealth Hwy. & Trans. Auth.
Hwy. Rev. Rfdg. Series V, 6.625% 7/1/12  Baa1  1,750,000  1,912,243
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
PUERTO RICO - CONTINUED
Puerto Rico Commonwealth Infrastructure Fing. Auth.:
 Series A, 5.25% 7/1/0  Aaa $ 11,065,000 $ 11,667,932
 5% 7/1/28 (AMBAC Insured)  Aaa  5,000,000  4,924,600
Puerto Rico Commonwealth Urban Renewal &
Hsg. Corp. Commonwealth Appropriation Rfdg.
0% 10/1/98   Baa  3,800,000  3,756,300
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Rfdg.:
 Series AA, 5.375% 7/1/14 (MBIA Insured)  Aaa  3,500,000  3,636,290
 Series W, 7% 7/1/07 (MBIA Insured)  Aaa  2,000,000  2,393,060
 Series Y, 7% 7/1/07 (MBIA Insured)  Aaa  2,000,000  2,393,060
Puerto Rico Ind. Med. & Envir. Poll. Cont. Facs.
Fing. Auth. Rev. (Motorola, Inc. Proj.)
Series A, 6.75% 1/1/14 (f)  Aa3  1,285,000  1,413,731
   33,798,666
TOTAL MUNICIPAL BONDS
(Cost $321,145,739)   344,126,302
MUNICIPAL NOTES (A) - 1.8%
CONNECTICUT - 1.8%
Connecticut Area Ed. Svcs. (Reg. Ed. Facs.)
BAN 4.50% 2/16/99  --  500,000  501,490
Connecticut Gen. Oblig. Series B, 3.75%
(BPA Bayerische Landesbank Girozentrale) VRDN  VMIG 1  1,500,000
1,500,000
Connecticut Health & Ed. Facs. Auth. (Yale Univ.):
 Series T, 3.70%, VRDN  VMIG 1  500,000  500,000
 Series T-2, 3.80%, VRDN  VMIG 1  1,100,000  1,100,000
Connecticut Hsg. Fin. Auth. (Multi-Family Hsg.)
3.70% (AMBAC Insured) VRDN  VMIG 1  600,000  600,000
Connecticut Spl. Tax Oblig. Rev. (2nd Lien)
(Trans. Infrastructure) Series 1, 3.85%,
LOC Commerzbank AG, VRDN  VMIG 1  2,200,000  2,200,000
TOTAL MUNICIPAL NOTES
(Cost $6,401,716)   6,401,490
TOTAL INVESTMENTS - 100%
(Cost $327,547,455)  $ 350,527,792
FUTURES CONTRACTS
 EXPIRATION UNDERLYING FACE UNREALIZED
PURCHASED DATE AMOUNT AT VALUE GAIN/(LOSS)
61 Municipal Bond Contracts June 98 $ 7,450,178 $ 117,634
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL
INVESTMENTS - 2.1%.
SECURITY TYPE ABBREVIATIONS
BAN - Bond Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(j) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(k) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(l) Security collateralized by an amount sufficient to pay interest and principal.
(m) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $519,150.
(n) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,413,731 or 0.4% of net assets.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 83.3% AAA, AA, A 86.5%
Baa 8.4% BBB  8.4%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation   36.4%
Health Care    11.5
Escrowed/Pre-Refunded   10.8
Special Tax   9.8
Education   9.4
Water & Sewer   7.6
Electric Revenue   6.0
Others (individually less than 5%)   8.5
TOTAL   100.0%
INCOME TAX INFORMATION
At May 31, 1998, the aggregate cost of investment securities for income tax purposes was $327,547,455. Net unrealized appreciation aggregated $22,980,337, of which $23,017,354 related to appreciated investment securities and $37,017 related to depreciated investment securities.
At November 30, 1997, the fund was required to defer approximately $1,724,000 of losses on futures contracts.
SPARTAN CONNECTICUT MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
                                                            MAY 31, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $327,547,455) -              $ 350,527,792
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                        502,857

RECEIVABLE FOR FUND SHARES SOLD                                        78,861

INTEREST RECEIVABLE                                                    5,393,257

REDEMPTION FEES RECEIVABLE                                             220

RECEIVABLE FOR DAILY VARIATION ON FUTURES CONTRACTS                    11,437

 TOTAL ASSETS                                                          356,514,424

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                   $ 57,739

PAYABLE FOR FUND SHARES REDEEMED                             359,552

DISTRIBUTIONS PAYABLE                                        317,103

ACCRUED MANAGEMENT FEE                                       164,574

OTHER PAYABLES AND ACCRUED EXPENSES                          5,607

 TOTAL LIABILITIES                                                     904,575

NET ASSETS                                                            $ 355,609,849

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                       $ 333,431,964

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)                     (920,086)
ON INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS              23,097,971

NET ASSETS, FOR 31,068,031 SHARES OUTSTANDING                         $ 355,609,849

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER               $11.45
SHARE ($355,609,849 (DIVIDED BY) 31,068,031 SHARES)



STATEMENT OF OPERATIONS
                                         SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

INTEREST INCOME                                                       $ 9,267,727

EXPENSES

MANAGEMENT FEE                                            $ 957,160

NON-INTERESTED TRUSTEES' COMPENSATION                      1,484

 TOTAL EXPENSES BEFORE REDUCTIONS                          958,644

 EXPENSE REDUCTIONS                                        (16,498)    942,146

NET INTEREST INCOME                                                    8,325,581

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                     612,840

 FUTURES CONTRACTS                                         517,323     1,130,163

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                     2,660,665

 FUTURES CONTRACTS                                         (118,342)   2,542,323

NET GAIN (LOSS)                                                        3,672,486

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                       $ 11,998,067
FROM OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
                                                        SIX MONTHS ENDED   YEAR ENDED
                                                        MAY 31, 1998       NOVEMBER 30,
                                                        (UNAUDITED)        1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                              $ 8,325,581        $ 16,545,675
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                1,130,163          3,116,746

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)    2,542,323          2,468,912

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING         11,998,067         22,131,333
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                            (8,325,581)        (16,545,675)
FROM NET INTEREST INCOME

 FROM NET REALIZED GAIN                                  (2,984,295)        (296,996)

 TOTAL DISTRIBUTIONS                                     (11,309,876)       (16,842,671)

SHARE TRANSACTIONS                                       27,011,056         36,769,472
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                           8,863,403          13,074,818

 COST OF SHARES REDEEMED                                 (22,589,904)       (48,132,709)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM    13,284,555         1,711,581
SHARE TRANSACTIONS

 REDEMPTION FEES                                         4,275              12,580

  TOTAL INCREASE (DECREASE) IN NET ASSETS                13,977,021         7,012,823

NET ASSETS

 BEGINNING OF PERIOD                                     341,632,828        334,620,005

 END OF PERIOD                                          $ 355,609,849      $ 341,632,828

OTHER INFORMATION
SHARES

 SOLD                                                    2,358,539          3,288,068

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                 774,435            1,166,635

 REDEEMED                                                (1,972,607)        (4,311,130)

 NET INCREASE (DECREASE)                                 1,160,367          143,573




FINANCIAL HIGHLIGHTS
                               SIX MONTHS    YEARS ENDED NOVEMBER 30,
                               ENDED
                               MAY 31, 1998

                              (UNAUDITED)    1997       1996       1995       1994 E     1993
SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING     $ 11.420      $ 11.240   $ 11.200   $ 9.960    $ 11.840   $ 11.220
OF PERIOD

INCOME FROM INVESTMENT          .273         .559       .569       .617       .640       .680
OPERATIONS
NET INTEREST INCOME

 NET REALIZED AND               .130         .190       .039       1.270      (1.472)    .619
 UNREALIZED GAIN (LOSS)

 TOTAL FROM INVESTMENT          .403         .749       .608       1.887      (.832)     1.299
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME       (.273)       (.559)     (.569)     (.617)     (.640)     (.680)

 FROM NET REALIZED GAIN         (.100)       (.010)     -          (.020)     (.410)     -

 IN EXCESS OF NET               -            -          -          (.010)     -          -
 REALIZED GAIN

 TOTAL DISTRIBUTIONS            (.373)       (.569)     (.569)     (.647)     (1.050)    (.680)

REDEMPTION FEES ADDED           .000         .000       .001       .000       .002       .001
TO PAID IN CAPITAL

NET ASSET VALUE,               $ 11.450      $ 11.420   $ 11.240   $ 11.200   $ 9.960    $ 11.840
END OF PERIOD

TOTAL RETURN B, C               3.57%        6.88%      5.65%      19.41%     (7.61)%    11.81%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD      $ 355,610     $ 341,633  $ 334,620  $ 358,849  $ 315,582  $ 450,113
(000 OMITTED)

RATIO OF EXPENSES TO            .55% A       .55%       .55%       .55%       .55%       .55%
AVERAGE NET ASSETS

RATIO OF EXPENSES TO            .54% A, D    .55%       .52% D     .55%       .55%       .55%
AVERAGE NET ASSETS AFTER
EXPENSE REDUCTIONS

RATIO OF NET INTEREST INCOME    4.78% A      4.98%      5.15%      5.73%      5.83%      5.81%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE         7% A         12%        30%        39%        11%        45%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN
  LOWER HAD CERTAIN EXPENSES NOT BEEN
  REDUCED DURING THE PERIODS SHOWN
  (SEE NOTE 5 OF NOTES TO FINANCIAL
  STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE
  FORMER ACCOUNT CLOSEOUT FEE AND FOR
  PERIODS OF LESS THAN ONE YEAR ARE NOT
  ANNUALIZED.
D FMR OR THE FUND HAS ENTERED INTO VARYING
  ARRANGEMENTS WITH THIRD PARTIES WHO EITHER
  PAID OR REDUCED A PORTION OF THE FUND'S
  EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL
  STATEMENTS).
E EFFECTIVE DECEMBER 31, 1993, THE FUND ADOPTED
  STATEMENT OF POSITION 93-2, "DETERMINATION,
  DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION
  OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL
  DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A
  RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT
  CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO
  TAX DIFFERENCES.
SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND


PERFORMANCE: THE BOTTOM LINE


To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and the effect of the fund's $5 account closeout fee on an average-sized account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED MAY 31, 1998         PAST 6  PAST 1  PAST 5  LIFE OF
                                   MONTHS  YEAR    YEARS   FUND

SPARTAN CT MUNICIPAL MONEY MARKET  1.56%   3.16%   15.36%  23.87%

CONNECTICUT TAX-FREE               1.42%   2.93%   14.23%  21.63%
MONEY MARKET FUNDS AVERAGE

CUMULATIVE TOTAL RETURNS show the fund's performance over a set period
- in this case, six months, one year, five years or since the fund started on March 4, 1991. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the Connecticut tax-free money market funds average, which reflects the performance of 11 mutual funds with similar objectives tracked by IBC Financial Data, Inc. over the past six months. (The periods covered by the IBC Financial Data, Inc. numbers are the closest available match to those covered by the fund.)
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED MAY 31, 1998              PAST 1  PAST 5  LIFE OF
                                        YEAR    YEARS   FUND

SPARTAN CT MUNICIPAL MONEY MARKET       3.16%   2.90%   3.00%

CONNECTICUT TAX-FREE                    2.93%   2.77%   2.73%
MONEY MARKET FUNDS AVERAGE

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
YIELDS
                             6/1/98  3/2/98  12/1/97  9/1/97  6/2/97

SPARTAN CONNECTICUT          3.30%   2.96%   3.25%    2.90%   3.26%
 MUNICIPAL MONEY
 MARKET FUND



CONNECTICUT TAX-FREE         2.97%   2.67%   3.04%    2.77%   2.91%
 MONEY MARKET FUNDS AVERAGE



SPARTAN CONNECTICUT          5.39%   4.83%   5.32%    4.73%   5.31%
 MUNICIPAL MONEY
 MARKET FUND -
 TAX-EQUIVALENT



PORTION OF FUND'S INCOME     4.13%   4.54%   0.00%    5.32%   9.73%
 SUBJECT TO STATE TAXES


YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the Connecticut tax-free money market funds average as tracked by IBC Financial Data, Inc. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1998 federal and state income tax rate of 38.88% and reflects that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the Federal alternative minimum tax.
A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.
COMPARING
PERFORMANCE
Yields on tax-free investments
are usually lower than yields on
taxable investments. However, a
straight comparison between the
two may be misleading because
it ignores the way taxes reduce
taxable returns. Tax-equivalent
yield - the yield you'd have to
earn on a similar taxable
investment to match the tax-free
yield - makes the comparison
more meaningful. Keep in mind
that the U.S. government neither
insures nor guarantees a money
market fund. In fact, there is
no assurance that a money
market fund will maintain a
$1 share price.
(checkmark)
SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND

FUND TALK: THE MANAGER'S OVERVIEW


An interview with Scott Orr, Portfolio Manager of Spartan Connecticut Municipal Money Market Fund
Q. SCOTT, WHAT WAS THE INVESTING ENVIRONMENT LIKE OVER THE PAST SIX
MONTHS?
A. During much of the period, investors tried to determine when the Federal Reserve Board might raise the fed funds rate - the rate banks charge each other for overnight loans - as a way to slow the economy and thus head off inflation. The economy continued to chug along at a fairly strong pace and unemployment numbers were incredibly low - coming in at 4.3% in April. But despite this period of continuing expansion, wage pressures did not arise and inflation remained benign. Under normal circumstances, the possibility of future inflation created by these low unemployment numbers likely would have led the Fed to raise rates. But economic and political turmoil in Asia kept the Fed on the sidelines during the period. In fact, the fed funds rate has remained unchanged at 5.5% for more than a year now.
Q. WHY WAS THE ASIAN TURMOIL ABLE TO OFFSET U.S. ECONOMIC STRENGTH IN THE FED'S DECISION ON MONETARY POLICY?
A. First of all, the Fed didn't want to make the situation in Asia worse by raising short-term interest rates here, especially considering the political and financial unrest in countries such as Indonesia at the end of the period. An increase in short-term rates in the U.S. would likely strengthen the U.S. dollar even more versus Asian currencies, which could further impact their markets. In other words, the Fed was asking itself, "Why make the Asian markets more volatile by raising rates in the U.S.?" Second, there was the possibility that the Asian turmoil would translate into a reduction of U.S. net exports, which would likely have a dampening effect of its own on the U.S. economy and inflation.
Q. WHAT WAS THE FUND'S STRATEGY DURING THIS PERIOD?
A. The fund's average maturity was 67 days at the beginning of the period. From that point, I reduced the average maturity by purchasing short-term variable-rate paper when long-term notes weren't offering attractive yields. However, the fund's maturity went up and down quite a few times during the period; whenever I felt that concerns about an interest-rate increase were built into the market, I bought fixed-rate notes to lock in higher yields. At the end of the period, a lack of supply in the one-year fixed-rate Connecticut market led me to purchase more variable-rate issues, which reduced the fund's maturity to 52 days at the end of the period.
Q. HOW DID THE FUND PERFORM?
A. The fund's seven-day yield on May 31, 1998, was 3.29%, compared to 3.26% six months ago. The more recent seven-day yield was the equivalent of a 5.38% taxable rate of return for Connecticut investors in the 38.88% combined state and federal income tax bracket. Through May 31, 1998, the fund's six-month total return was 1.56%, compared to 1.42% for the Connecticut tax-free money market funds average, according to IBC Financial Data, Inc.
Q. WHAT'S YOUR OUTLOOK?
A. The future of Asia is the most important wildcard. If we continue to see the same level of turmoil there, I believe the Fed may be obligated to stay on the sidelines, keeping interest rates unchanged. There's a lot of risk that a rate increase in the U.S. could cause increased volatility in global markets. Without a rate increase, the U.S. economy still might slow as a result of fewer U.S. exports. In this case, the Asian situation would do the Fed's job for it. The strength of the U.S. economy, in light of the Asian situation, has left the Fed at an impasse. And, although I believe the next Fed move will be to raise rates, I don't believe it will be any time soon. The only factor that could change the Fed's stance in the next few months would be real signs of inflation - wage pressures as reflected in the employment cost index or higher-than-expected increases in the consumer price index or the producer price index. At that point, the Fed may risk causing more problems in Asia to keep the U.S. economy on good footing.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current tax-free
income while maintaining
share price stability by investing
mainly in high-quality, short-term
Connecticut municipal money
market securities
FUND NUMBER: 425
TRADING SYMBOL: SPCXX
START DATE: March 4, 1991
SIZE: as of May 31, 1998,
more than $175 million
MANAGER: Scott Orr, since
July 1997; manager, various
Fidelity and Spartan municipal
money market funds; joined
Fidelity in 1989
(checkmark)
SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND

INVESTMENT CHANGES


MATURITY DIVERSIFICATION
 DAYS      % OF FUND ASSETS  % OF FUND ASSETS  % OF FUND ASSETS
           5/31/98           11/30/97          5/31/97

  0 - 30   61                58                62

 31 - 90   16                12                24

 91 - 180  14                11                 3

181 - 397   9                19                11

WEIGHTED AVERAGE MATURITY
                               5/31/98  11/30/97  5/31/97

SPARTAN CONNECTICUT MUNICIPAL  52 DAYS  67 DAYS   48 DAYS
MONEY MARKET FUND

CONNECTICUT TAX-FREE           43 DAYS  58 DAYS   46 DAYS
MONEY MARKET FUNDS AVERAGE*

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF MAY 31, 1998  AS OF NOVEMBER 30, 1997
ROW: 1, COL: 1, VALUE: 9.0
ROW: 1, COL: 2, VALUE: 15.0
ROW: 1, COL: 3, VALUE: 9.0
ROW: 1, COL: 4, VALUE: 13.0
ROW: 1, COL: 5, VALUE: 54.0
VARIABLE RATE DEMAND
NOTES (VRDNS) 57%
COMMERCIAL PAPER
(INCLUDING CP MODE) 12%
TENDER BONDS 10%
MUNICIPAL NOTES 16%
OTHER 5%
VARIABLE RATE DEMAND
NOTES (VRDNS) 54%
COMMERCIAL PAPER
(INCLUDING CP MODE) 13%
TENDER BONDS 9%
MUNICIPAL NOTES 15%
OTHER 9%
ROW: 1, COL: 1, VALUE: 5.0
ROW: 1, COL: 2, VALUE: 16.0
ROW: 1, COL: 3, VALUE: 10.0
ROW: 1, COL: 4, VALUE: 12.0
ROW: 1, COL: 5, VALUE: 57.0
SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND

INVESTMENTS MAY 31, 1997 (UNAUDITED)
SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL SECURITIES (A) - 100%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
CONNECTICUT - 88.5%
Avon Gen. Oblig. BAN 3.75% 7/15/98 $ 2,100,000 $ 2,100,623
Cheshire Gen. Oblig. BAN 4.25% 8/7/98  3,400,000  3,403,123
Clipper Tax Exempt Trust Participating VRDN,
Series 94-1, 3.87% (Liquidity Facility State
Street Bank & Trust Co.) (c)  3,847,590  3,847,590
Connecticut Area Coop. Ed. Svcs. Reg. (Spl. Ed. Facs.)
BAN 4.50% 2/16/99  1,500,000  1,505,128
Connecticut Dev. Auth. Arpt. Facs. Rev.
 (Bradley Arpt. Hotel):
  Series 1997 A, 3.70%, LOC Kredietbank N.V. VRDN  1,200,000
1,200,000
  Series 1997 B, 3.70%,
  LOC Royal Bank of Canada, VRDN  1,000,000  1,000,000
  Series 1997 C, 3.70%, LOC Fleet Nat'l. Bank, VRDN  470,000  470,000
Connecticut Dev. Auth. Health. Care Rev. (Corp. for
Independent Living Proj.) Series 1990, 3.70%,
LOC Chase Manhattan Bank, VRDN  8,300,000  8,300,000
Connecticut Dev. Auth. Ind. Dev. Rev. VRDN:
 (Rojo Enterprises LLC) 4.10%, LOC Fleet Bank NA 1,000,000 1,000,000 (W.E. Bassett Co. Proj.) Series 1986, 4.10%,
 LOC Bank of Boston (b)  900,000  900,000
Connecticut Dev. Auth. Poll. Cont. Rev., VRDN:
 (Connecticut Lt. & Pwr. Co. Proj.):
  Series 1993 A, 3.80%, LOC Deutsche Bank  3,400,000  3,400,000
  Series 1993 B, 3.85%,
  LOC Union Bank of Switzerland (b)  200,000  200,000
  Series 1996 A, 3.85% (AMBAC Insured)
  (BPA Society Generale) (b)  4,200,000  4,200,000
 (United Illuminating Co.) Series 1996A, 3.80%,
 LOC Canadian Imperial Bank of Commerce, VRDN (b)  1,300,000
1,300,000
Connecticut Dev. Auth. Solid Waste Disp. Facs. Rev.
(Exeter Energy Proj.) VRDN:
  Series 1989 A, 4.60%, LOC Sanwa Bank (b)  3,500,000  3,500,000
  Series 1989 B, 4.60%, LOC Sanwa Bank (b)  2,800,000  2,800,000
  Series 1989 C, 4.60%, LOC Sanwa Bank (b)  400,000  400,000
Connecticut Gen. Oblig.:
 Bonds:
  Rfdg. Econ. Recovery 5% 6/15/98  1,000,000  1,000,464
  Series 1997C, 5% 8/1/98  4,100,000  4,108,040
  Series 1998 B, 4% 3/15/99  3,600,000  3,614,301
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
CONNECTICUT - CONTINUED
Connecticut Gen. Oblig.: - continued
 Participating VRDN (c):
  Series E-6, 3.80%
  (Liquidity Facility Morgan Guaranty Trust Co.) $ 775,000 $ 775,000 Series 1998-B:
   3.80% (Liquidity Facility Bankers Trust Co.)   4,950,000  4,950,000
   3.92% (Liquidity Facility Merrill Lynch & Co., Inc.)   1,495,000
1,495,000
 Series B, 3.75% (BPA Bayerische Landesbank) VRDN  2,400,000
2,400,000
Connecticut Health & Ed. Facs. Auth. Rev.:
 Bonds (Yale Univ.) Series S-2:
  3.45% 9/8/98, CP mode  1,000,000  1,000,000
  3.55% 9/8/98, CP mode  2,000,000  2,000,000
  3.50% 9/9/98, CP mode  2,000,000  2,000,000
  3.55% 9/10/98, CP mode  9,000,000  9,000,000
 Participating VRDN, (Yale Univ.) Series BT-203, 3.85%
 (Liquidity Facility Bankers Trust) (c)  3,000,000  3,000,000
 (Bradley Health Care Inc.) Series B, 3.65%,
 LOC Fleet Nat'l. Bank, VRDN  1,000,000  1,000,000
Connecticut Hsg. Fin. Auth. Participating VRDN (c):
 Series A, 3.92% (Liquidity Facility Merrill Lynch & Co., Inc.) 1,000,000 1,000,000
 Series PT-81, 3.94%
 (Liquidity Facility Rabobank Nederland, N.V.) (b)  1,460,000
1,460,000
 Series PT-1003 3.94% (Liquidity Facility
 Merrill Lynch & Co., Inc.) (b)  3,800,000  3,800,000
 Series 1997 L, 4.05% (Liquidity Facility CoreStates Bank) (b)
1,800,000  1,800,000
  Series 1998, 3.90% (Liquidity Facility Bayerische
 Hypotheken-und Wechsel Bank)   1,475,000  1,475,000
Connecticut Hsg. Fin. Auth. (Hsg. Mtg. Fin. Prog.):
 Bonds:
  Series 1989 D, 3.70% 9/10/98, CP mode(b)  2,475,000  2,475,000
  Series 1990 C, 3.65% 9/10/98, CP mode (b)  1,490,000  1,490,000
 Series 1995 G, 3.70% (AMBAC Insured)
 (BPA Morgan Guarantee) VRDN  4,600,000  4,600,000
Connecticut Muni. Elec. Energy Coop. Rev. Bonds
(Pwr. Supply Sys.) Series 1995 A, CP mode:
  3.55% 8/12/98, LOC Fleet Nat'l. Bank  1,100,000  1,100,000
  3.65% 8/12/98, LOC Fleet Nat'l. Bank  1,000,000  1,000,000
  3.65% 9/8/98, LOC Fleet Nat'l. Bank  2,300,000  2,300,000
Connecticut Reg. School Dist. #14 BAN:
 4% 6/4/98  1,700,000  1,700,054
 4% 6/1/99  2,100,000  2,106,615
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
CONNECTICUT - CONTINUED
Connecticut Spl. Assessment Second Injury Bonds
3.50% 8/27/98, LOC Credit Communale DeBelgique $ 1,000,000 $ 1,000,000
Connecticut Spl. Assessment Unemployment Rev. Bonds
Series 1993 C, 3.90%, tender 7/1/98 (FGIC Insured)
(Liquidity Facility FGIC Security Purchase Inc.)  15,600,000
15,600,000
Connecticut Spl. Tax Oblig. (Trans. Infrastructure Purpose):
 Participating VRDN Series BTP-262, 3.75%
 (Liquidity Facility Bankers Trust Co.) (c) 5,100,000 5,100,000 Series 1, 3.85%, LOC Commerzbank, VRDN 11,280,000 11,280,000
Coventry Gen. Oblig. BAN 4% 12/15/98  2,225,000  2,228,584
East Hartford Gen. Oblig. BAN 3.75% 1/21/99  3,600,000  3,605,780
East Haven Gen. Oblig. BAN 4.25% 9/1/98  1,000,000  1,000,971
Hartford Redev. Auth. (Underwood Towers Proj.) 3.75%
(FSA Insured) (BPA Barclays Bank) VRDN  2,400,000  2,400,000
Madison Gen. Oblig. BAN 4.22% 11/18/98  1,000,000  1,001,441
Monroe Gen. Oblig. BAN 3.75% 11/4/98  1,645,000  1,647,048
South Windsor Gen. Oblig. BAN 3.75% 3/23/99  3,000,000  3,007,245
Stamford Hsg. Auth. Multimodal Rev. (Morgan Street Proj.)
Series 1994, 3.90%, LOC Deutsche Bank, VRDN (b)  2,500,000  2,500,000
Westport Gen. Oblig. BAN 4% 6/26/98  3,710,000  3,710,997
  156,258,004
PUERTO RICO - 7.6%
Puerto Rico Elec. Pwr. Auth. Rev. Participating VRDN
Series 1995-Z, 3.92% (Liquidity Facility
Merrill Lynch & Co., Inc.) (c)  1,900,000  1,900,000
Puerto Rico Infrastructure Fin. Auth. Participating VRDN (c):
 Series PA-223, 3.97%
 (Liquidity Facility Merrill Lynch & Co., Inc.)   2,225,000  2,225,000
 Series 1997 A, 3.75%
 (Liquidity Facility CoreStates Bank)   5,385,000  5,385,000
Puerto Rico Pwr. Auth. Pwr. Rev.
(Muni. Sec. Trust Rec. SGA44) Series AA, 3.85%
(Liquidity Facility Societe Generale France) 1,235,000 1,235,000 Puerto Rico Pwr. Auth. Pwr. Rev. Participating VRDN 3.92%
(Liquidity Facility Merrill Lynch & Co., Inc.) (c)  2,700,000
2,700,000
  13,445,000
  SHARES
OTHER - 3.9%
Municipal Central Cash Fund (d)(e)  6,957,913  6,957,913
TOTAL INVESTMENTS - 100%  $ 176,660,917
Total Cost for Income Tax Purposes  $ 176,660,923
SECURITY TYPE ABBREVIATIONS
BAN - Bond Anticipation Notes
CP - Commercial Paper
VRDN - Variable Rate Demand Notes
LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c) Provides evidence of ownership in one or more underlying municipal bonds.
(d) Information in this report regarding holdings by state and security types do not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of it's most recent fiscal period end is available upon request.
(e) At the period end, the seven-day yield of the Municipal Central Cash Fund was 3.89%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
INCOME TAX INFORMATION
At November 30, 1997, the fund had a capital loss carryforward of approximately $8,272 of which $3,953 and $4,319 will expire on November 30, 2002 and 2005, respectively.
SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND

FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
                                                              MAY 31, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE -                                    $ 176,660,917
SEE ACCOMPANYING SCHEDULE

CASH                                                                     2,096

RECEIVABLE FOR FUND SHARES SOLD                                          434,884

INTEREST RECEIVABLE                                                      1,465,753

 TOTAL ASSETS                                                            178,563,650

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                          $ 2,106,615

PAYABLE FOR FUND SHARES SOLD                                459,409

DISTRIBUTIONS PAYABLE                                       4,850

ACCRUED MANAGEMENT FEE                                      74,448

OTHER PAYABLES AND ACCRUED EXPENSES                         1,082

 TOTAL LIABILITIES                                                       2,646,404

NET ASSETS                                                              $ 175,917,246

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                         $ 175,925,481

ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS                      (8,235)

NET ASSETS, FOR 175,925,479 SHARES OUTSTANDING                          $ 175,917,246

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                 $1.00
SHARE ($175,917,246 (DIVIDED BY) 175,925,479 SHARES)


STATEMENT OF OPERATIONS
                                     SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

INTEREST INCOME                                                   $ 3,021,794

EXPENSES

MANAGEMENT FEE                                         $ 420,321

NON-INTERESTED TRUSTEES' COMPENSATION                   38

 TOTAL EXPENSES BEFORE REDUCTIONS                       420,359

 EXPENSE REDUCTIONS                                     (7,534)    412,825

NET INTEREST INCOME                                                2,608,969

NET GAIN (LOSS)                                                    37

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 2,609,006


STATEMENT OF CHANGES IN NET ASSETS
                                                             SIX MONTHS ENDED   YEAR ENDED
                                                             MAY 31, 1998       NOVEMBER 30,
                                                             (UNAUDITED)        1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                   $ 2,608,969        $ 5,619,799
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                     37                 (4,319)

 INCREASE (DECREASE) IN NET UNREALIZED GAIN FROM ACCRETION    -                  (353)
 OF MARKET DISCOUNT

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING              2,609,006          5,615,127
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INTEREST INCOME        (2,608,969)        (5,619,799)

SHARE TRANSACTIONS AT NET ASSET VALUE OF $1.00 PER SHARE      105,442,203        156,608,247
PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                2,557,013          5,491,051

 COST OF SHARES REDEEMED                                      (95,729,220)       (185,421,716)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING              12,269,996         (23,322,418)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                     12,270,033         (23,327,090)

NET ASSETS

 BEGINNING OF PERIOD                                          163,647,213        186,974,303

 END OF PERIOD                                               $ 175,917,246      $ 163,647,213




FINANCIAL HIGHLIGHTS
                              SIX MONTHS    YEARS ENDED NOVEMBER 30,
                              ENDED
                              MAY 31, 1998

                             (UNAUDITED)      1997       1996       1995       1994       1993
SELECTED PER-SHARE
DATA

NET ASSET VALUE,              $ 1.000         $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
BEGINNING OF PERIOD

INCOME FROM INVESTMENT         .016           .031       .030       .034       .023       .022
OPERATIONS
NET INTEREST INCOME

LESS DISTRIBUTIONS

 FROM NET INTEREST             (.016)         (.031)     (.030)     (.034)     (.023)     (.022)
 INCOME

NET ASSET VALUE,              $ 1.000         $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
END OF PERIOD

TOTAL RETURN B, C              1.56%          3.12%      3.08%      3.41%      2.28%      2.21%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF            $ 175,917       $ 163,647  $ 186,974  $ 175,622  $ 167,056  $ 163,102
PERIOD (000 OMITTED)

RATIO OF EXPENSES TO           .50% A         .50%       .50%       .50%       .50%       .24% D
AVERAGE NET ASSETS

RATIO OF EXPENSES TO           .49% A, E      .50%       .50%       .50%       .50%       .24%
AVERAGE NET ASSETS
AFTER EXPENSE
REDUCTIONS

RATIO OF NET INTEREST          3.10% A        3.08%      3.04%      3.36%      2.25%      2.17%
INCOME TO AVERAGE
NET ASSETS


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE
  ACCOUNT CLOSEOUT FEE AND FOR PERIODS
  OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER
  HAD CERTAIN EXPENSES NOT BEEN REDUCED
  DURING THE PERIODS SHOWN (SEE NOTE 5 OF
  NOTES TO FINANCIAL STATEMENTS).
D FMR AGREED TO REIMBURSE A PORTION OF THE
  FUND'S EXPENSES DURING THE PERIOD. WITHOUT
  THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO
  WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING
  ARRANGEMENTS WITH THIRD PARTIES WHO EITHER
  PAID OR REDUCED A PORTION OF THE FUND'S
  EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL
  STATEMENTS).
FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a money market fund's historical performance. You can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED MAY 31, 1998          PAST 6  PAST 1  PAST 5  LIFE OF
                                    MONTHS  YEAR    YEARS   FUND

FIDELITY CT MUNICIPAL MONEY MARKET  1.50%   3.07%   14.72%  33.67%

CONNECTICUT TAX-FREE                1.42%   2.93%   14.23%  29.37%
MONEY MARKET FUNDS AVERAGE

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on August 29, 1989. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the Connecticut tax-free money market funds average, which reflects the performance of money market funds with similar objectives tracked by IBC Financial Data, Inc. The past six months average represents a peer group of 11 money market funds. (The periods covered by the IBC Financial Data, Inc. numbers are the closest available match to those covered by the fund.)
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED MAY 31, 1998               PAST 1  PAST 5  LIFE OF
                                         YEAR    YEARS   FUND

FIDELITY CT MUNICIPAL MONEY MARKET       3.07%   2.78%   3.37%

CONNECTICUT TAX-FREE                     2.93%   2.77%   2.96%
MONEY MARKET FUNDS AVERAGE

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
YIELDS
                             6/1/98  3/2/98  12/1/97  9/1/97  6/2/97

FIDELITY CONNECTICUT         3.19%   2.72%   3.19%    2.85%   3.18%
 MUNICIPAL MONEY
 MARKET FUND



CONNECTICUT TAX-FREE         2.97%   2.67%   3.04%    2.77%   2.91%
 MONEY MARKET FUNDS AVERAGE



FIDELITY CONNECTICUT         5.21%   4.45%   5.22%    4.65%   5.19%
 MUNICIPAL MONEY
 MARKET FUND -
 TAX-EQUIVALENT



PORTION OF FUND'S INCOME     3.16%   0.57%   0.66%    4.80%   4.87%
 SUBJECT TO STATE TAXES


YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the Connecticut tax-free money market funds average as tracked by IBC Financial Data, Inc. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1998 federal and state income tax rate of 38.88% and reflects that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the alternative minimum tax.
COMPARING
PERFORMANCE
Yields on tax-free investments
are usually lower than yields on
taxable investments. However,
a straight comparison between
the two may be misleading
because it ignores the way
taxes reduce taxable returns.
Tax-equivalent yield - the yield
you'd have to earn on a similar
taxable investment to match the
tax-free yield - makes the
comparison more meaningful.
Keep in mind that the U.S.
government neither insures nor
guarantees a money market
fund. In fact, there is no
assurance that a money fund
will maintain a $1 share price.
(checkmark)
A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.
FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND

FUND TALK: THE MANAGER'S OVERVIEW


An interview with Scott Orr, Portfolio Manager of Fidelity Connecticut Municipal Money Market Fund
Q. SCOTT, WHAT WAS THE INVESTING ENVIRONMENT LIKE OVER THE PAST SIX
MONTHS?
A. Investors spent much of the period trying to determine when the Federal Reserve Board might raise the fed funds rate - the rate banks charge each other for overnight loans - as a way to slow the economy and thus head off inflation. The economy continued to chug along at a fairly strong pace and unemployment numbers were incredibly low - coming in at 4.3% in April. But despite this period of continuing expansion, wage pressures did not arise and inflation remained benign. Under normal circumstances, the possibility of future inflation created by these low unemployment numbers likely would have led the Fed to raise rates. But economic and political turmoil in Asia kept the Fed on the sidelines during the period. In fact, the fed funds rate has remained unchanged at 5.5% for more than a year now.
Q. WHY WAS THE ASIAN TURMOIL ABLE TO OFFSET U.S. ECONOMIC STRENGTH IN THE FED'S DECISION ON MONETARY POLICY?
A. For two reasons. The Fed didn't want to make the situation in Asia worse by raising short-term interest rates here, especially considering the political and financial unrest in countries such as Indonesia at the end of the period. An increase in short-term rates in the U.S. would likely strengthen the U.S. dollar even more versus Asian currencies, which could further impact their markets. In other words, the Fed was asking itself, "Why make the Asian markets more volatile by raising rates in the U.S.?" The other factor was the possibility that the Asian turmoil would translate into a reduction of U.S. net exports, which would likely have a dampening effect of its own on the U.S. economy and inflation.
Q. WHAT WAS THE FUND'S STRATEGY DURING THIS PERIOD?
A. At the beginning of the period, the fund's average maturity was 59 days. From that point, I reduced the average maturity by purchasing short-term variable-rate paper when long-term notes weren't offering attractive yields. However, the fund's maturity went up and down quite a few times during the period; whenever I felt that concerns about an interest-rate increase were built into the market, I bought fixed-rate notes to lock in higher yields. At the end of the period, a lack of supply in the one-year fixed-rate Connecticut market led me to purchase more variable-rate issues, which reduced the fund's maturity to 44 days at the end of the period.
Q. HOW DID THE FUND PERFORM?
A. The fund's seven-day yield on May 31, 1998, was 3.19%, compared to 3.20% six months ago. The more recent seven-day yield was the equivalent of a 5.22% taxable rate of return for Connecticut investors in the 38.88% combined state and federal income tax bracket. Through May 31, 1998, the fund's six-month total return was 1.50%, compared to 1.42% for the Connecticut tax-free money market funds average, according to IBC Financial Data, Inc.
Q. WHAT'S YOUR OUTLOOK?
A. There's one important wildcard: what happens in Asia. If we continue to see the same level of turmoil there, I believe the Fed may be obligated to stay on the sidelines, keeping interest rates unchanged. There's a lot of risk that a rate increase in the U.S. could cause increased volatility in global markets. Without a rate increase, the U.S. economy still might slow as a result of fewer U.S. exports. In this case, the Asian situation would do the Fed's job for it. The strength of the U.S. economy, in light of the Asian situation, has left the Fed at an impasse. And, although I believe the next Fed move will be to raise rates, I don't believe it will be any time soon. The only factor that could change the Fed's stance in the next few months would be real signs of inflation - wage pressures as reflected in the employment cost index or higher-than-expected increases in the consumer price index or the producer price index. At that point, the Fed may risk causing more problems in Asia to keep the U.S. economy on good footing.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current tax-free
income while maintaining
share price stability by
investing mainly in
high-quality, short-term
Connecticut municipal money
market securities
FUND NUMBER: 418
TRADING SYMBOL: FCMXX
START DATE: August 29, 1989
SIZE: as of May 31, 1998,
more than $423 million
MANAGER: Scott Orr, since
July 1997; manager, various
Fidelity and Spartan municipal
money market funds; joined
Fidelity in 1989
(checkmark)
FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND

INVESTMENT CHANGES


MATURITY DIVERSIFICATION
 DAYS      % OF FUND ASSETS  % OF FUND ASSETS  % OF FUND ASSETS
           5/31/98           11/30/97          5/31/97

  0 - 30   67                64                60

 31 - 90   15                11                27

 91 - 180  10                 9                 2

181 - 397   8                16                11

WEIGHTED AVERAGE MATURITY
                                5/31/98  11/30/97  5/31/97

FIDELITY CONNECTICUT MUNICIPAL  44 DAYS  59 DAYS   48 DAYS
MONEY MARKET FUND

CONNECTICUT TAX-FREE            43 DAYS  58 DAYS   46 DAYS
MONEY MARKET FUNDS AVERAGE*

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF MAY 31, 1998  AS OF NOVEMBER 30, 1997
ROW: 1, COL: 1, VALUE: 6.0
ROW: 1, COL: 2, VALUE: 13.0
ROW: 1, COL: 3, VALUE: 7.0
ROW: 1, COL: 4, VALUE: 10.0
ROW: 1, COL: 5, VALUE: 64.0
VARIABLE RATE DEMAND
NOTES (VRDNS) 61%
COMMERCIAL PAPER
(INCLUDING CP MODE) 12%
TENDER BONDS 8%
MUNICIPAL NOTES 14%
OTHER 5%
VARIABLE RATE DEMAND
NOTES (VRDNS) 64%
COMMERCIAL PAPER
(INCLUDING CP MODE) 10%
TENDER BONDS 7%
MUNICIPAL NOTES 13%
OTHER 6%
ROW: 1, COL: 1, VALUE: 5.0
ROW: 1, COL: 2, VALUE: 14.0
ROW: 1, COL: 3, VALUE: 8.0
ROW: 1, COL: 4, VALUE: 12.0
ROW: 1, COL: 5, VALUE: 61.0
FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND

INVESTMENTS MAY 31, 1998 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL SECURITIES (A) - 100%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
CONNECTICUT - 86.1%
Avon Gen. Oblig. BAN 3.75% 7/15/98 $ 4,815,000 $ 4,816,428
Cheshire Gen. Oblig. BAN 4.25% 8/7/98  7,100,000  7,106,521
Clipper Tax Exempt Trust Participating VRDN, Series 94-1,
3.87% (Liquidity Facility State Street Bank & Trust Co.) (c)
7,978,587  7,978,588
Connecticut Area Coop. Ed. Svcs. Reg. (Spl. Ed. Facs.)
BAN 4.50% 2/16/99  4,125,000  4,139,102
Connecticut Dev. Auth. Arpt. Facs. Rev.
(Bradley Arpt. Hotel Proj.):
  Series 1997 A, 3.70%, LOC Kredietbank N.V., VRDN  4,100,000
4,100,000
  Series 1997 C, 3.70%, LOC Fleet Nat'l. Bank, VRDN  930,000  930,000
Connecticut Dev. Auth. Health. Care Rev.
(Corp. for Independent Living Proj.) Series 1990, 3.70%,
LOC Chase Manhattan Bank, VRDN  18,160,000  18,160,000
Connecticut Dev. Auth. Ind. Dev. Rev., VRDN:
 (Cap. Dist. Energy Ctr. Proj.):
  Series 1986, 3.60%, LOC Bank of Nova Scotia (b)  6,500,000
6,500,000
  Series 1988, 3.60%, LOC Bank of Nova Scotia (b)  100,000  100,000
 (Lindenmaier Precision Co./Ohaus Proj) Series 1988,
 3.90%, LOC Morgan Guaranty Trust Co. (b)  8,000,000  8,000,000
 (Rojo Enterprises LLC) 4.10%, LOC Fleet Bank NA 1,850,000 1,850,000 (W.E. Bassett Co. Proj.) Series 1986,
 4.10%, LOC Bank of Boston (b)  900,000  900,000
Connecticut Dev. Auth. Poll. Cont. Rev., VRDN:
 (Connecticut Lt. & Pwr. Co. Proj.):
  Series 1993 A, 3.80%, LOC Deutsche Bank  10,700,000  10,700,000
  Series 1993 B, 3.85%,
  LOC Union Bank of Switzerland (b)  11,800,000  11,800,000
  Series 1996 A, 3.85%
  (AMBAC Insured) LOC Union Bank of Switzerland (b)  9,400,000
9,400,000
 (United Illuminating Co.) Series 1996, 3.80%,
  LOC Union Bank of Switzerland (b)  2,800,000  2,800,000
Connecticut Dev. Auth. Solid Waste Disp. Facs. Rev.:
 (Exeter Energy Proj.) VRDN:
  Series 1989 A, 4.60%, LOC Sanwa Bank (b)  5,800,000  5,800,000
  Series 1989 B, 4.60%, LOC Sanwa Bank (b)  5,700,000  5,700,000
  Series 1989 C, 4.60%, LOC Sanwa Bank (b)  1,400,000  1,400,000
 (Rand-Whitney Containerboard) 3.75%,
 LOC Chase Manhattan Bank (b)  7,200,000  7,200,000
Connecticut Gen. Oblig.:
 Bonds:
  Series D, 6% 12/1/98  2,440,000  2,467,124
  Series 1997C, 5% 8/1/98  8,815,000  8,832,286
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
CONNECTICUT - CONTINUED
Connecticut Gen. Oblig.: - continued
 Participating VRDN (c):
  Series E-6, 3.80% (Liquidity Facility
  Morgan Guaranty Trust Co.) $ 5,200,000 $ 5,200,000
  Series BTP-292, 3.80%
  (Liquidity Facility Bankers Trust Co.)   7,920,000  7,920,000
  Series PA-338, 3.92%
  (Liquidity Facility Merrill Lynch & Co., Inc.)   3,000,000
3,000,000
  Series PA-347, 3.92%
  (Liquidity Facility Merrill Lynch & Co., Inc.)   3,500,000
3,500,000
Connecticut Health & Ed. Facs. Auth. Rev.:
 (Bradley Health Care Inc.) Series B,
 3.65%, LOC Fleet Nat'l. Bank, VRDN  5,000,000  5,000,000
 (Pomfret School Issue) Series A, 3.70%,
 LOC Credit Local de France, VRDN  900,000  900,000
 (Yale Univ.) Series T-2, 3.80%, VRDN  1,600,000  1,600,000
 Bonds (Yale Univ.):
  Series S-1:
   3.45% 7/17/98, CP mode  4,435,000  4,435,000
   3.50% 9/8/98, CP mode  1,600,000  1,600,000
   3.55% 9/11/98, CP mode  3,900,000  3,900,000
  Series S-2:
   3.45% 9/8/98, CP mode  3,000,000  3,000,000
   3.55% 9/8/98, CP mode  4,000,000  4,000,000
   3.50% 9/9/98, CP mode  9,765,000  9,765,000
 Participating VRDN, Series BT-203, 3.85%
 (Liquidity Facility Bankers Trust) (c) 7,200,000 7,200,000 Connecticut Hsg. Fin. Auth. (Hsg. Mtg. Fin. Prog.):
 Bonds Series 1989D:
  3.60% 7/17/98, CP mode (b)  500,000  500,000
  3.75% 9/9/98, CP mode (b)  1,500,000  1,500,000
  3.65% 9/10/98, CP mode (b)  6,700,000  6,700,000
 Series 1995G, 3.70% (AMBAC Insured)
 (BPA Morgan Guarantee Trust Co.) VRDN 11,800,000 11,800,000 Connecticut Hsg. Fin. Auth. Participating VRDN (c):
 Series FR/RI-A4, 3.90% (Liquidity Facility Bayerische
 Hypotheken-und Wechsel Bank)  3,200,000  3,200,000
 Series PT-81, 3.94%
 (Liquidity Facility Rabobank Nederland, N.V.) (b)  2,615,000
2,615,000
 Series PT-148, 3.92%
 (Liquidity Facility Merrill Lynch & Co., Inc.) 1,500,000 1,500,000 MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
CONNECTICUT - CONTINUED
Connecticut Hsg. Fin. Auth. Participating VRDN (c): - continued
 Series PT-1003 3.94% (Liquidity Facility
 Merrill Lynch & Co., Inc.) (b) $ 5,140,000 $ 5,140,000
 Series 1997 L, 4.05%
 (Liquidity Facility CoreStates Bank) (b) 3,700,000 3,700,000 Connecticut Muni. Elec. Energy Coop. Rev. Bonds
(Pwr. Supply Sys.) Series 1995 A:
  3.55% 8/12/98, LOC Fleet Nat'l. Bank, CP mode  1,800,000  1,800,000
  3.65% 8/12/98, LOC Fleet Nat'l. Bank, CP mode  2,600,000  2,600,000
  3.55% 9/8/98, LOC Fleet Nat'l. Bank, CP mode  2,400,000  2,400,000
Connecticut Reg. School Dist. #14 BAN:
 4% 6/4/98  3,200,000  3,200,102
 4% 6/1/99 (f)  4,900,000  4,915,435
Connecticut Spl. Assessment Second Injury Bonds
3.50% 8/27/98, LOC Credit Communale deBelgique, CP  2,000,000
2,000,000
Connecticut Spl. Assessment Unemployment Rev. Bonds
Series 1993 C, 3.90%, tender 7/1/98 (FGIC Insured)
(Liquidity Facility FGIC Security Purchase Inc.)  30,400,000
30,400,000
Connecticut Spl. Tax Oblig.:
 (Transport Infrastructure Purpose) Series 1,
 3.85%, LOC Commerzbank, VRDN  27,775,000  27,775,000
 Participating VRDN, Series BTP-263, 3.75%
 (Liquidity Facility Bankers Trust Co.) (c) 11,550,000 11,550,000 Coventry Gen. Oblig. BAN 4% 12/15/98 5,200,000 5,208,376
East Hartford Gen. Oblig. BAN 3.75% 1/21/99  9,800,000  9,815,734
East Haven Gen. Oblig. BAN:
 4% 9/1/98  2,300,000  2,300,830
 4.25% 9/1/98  1,700,000  1,701,650
Hartford Redev. Auth. (Underwood Towers Proj.) 3.75%
(FSA Insured) (BPA Barclays Bank) VRDN  11,945,000  11,945,000
Madison Gen. Oblig. BAN 4.22% 11/18/98  2,200,000  2,203,171
Monroe Gen. Oblig. BAN 3.75% 11/4/98  3,600,000  3,604,482
New Haven Ind. Dev. Board (Starter Sportswear)
Series 1986, 3.80%, LOC Fleet Nat'l. Bank, VRDN (b)  2,200,000
2,200,000
South Windsor Gen. Oblig. BAN 3.75% 3/23/99  7,000,000  7,016,906
Stamford Hsg. Auth. Multimodal Rev. (Morgan Street Proj.)
Series 1994, 3.90%, LOC Deutsche Bank, VRDN (b)  5,000,000  5,000,000
  365,991,735
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
PUERTO RICO - 10.9%
Puerto Rico Commonwealth Pub. Impt. Participating VRDN,
Series PA-97, 3.92% (Liquidity Facility
Merrill Lynch & Co.) (c) $ 4,100,000 $ 4,100,000
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Participating VRDN (c):
 Series PA-311, 3.92% (Liquidity Facility
 Merrill Lynch & Co., Inc.)   3,195,000  3,195,000
 Series SGA-43, 3.85%
 (Liquidity Facility Societe Generale France)   1,700,000  1,700,000
Puerto Rico Gov't. Dev. Bank Rev., 3.80% (MBIA Insured)
(BPA Credit Suisse First Boston) VRDN  5,600,000  5,600,000
Puerto Rico Hwy. & Trans. Auth. Participating VRDN (c):
 Series PA-114, 3.92%,
 (Liquidity Facility Merrill Lynch & Co., Inc.)   3,300,000  3,300,000
 Series PA-125, 3.92%
 (Liquidity Facility Merrill Lynch & Co., Inc.) 2,900,000 2,900,000 Puerto Rico Hwy. & Trans. Auth. Rev. Series A, 3.75%
(AMBAC Insured) (Liquidity Facility Bank of
Nova Scotia) VRDN  1,900,000  1,900,000
Puerto Rico Infrastructure Fin. Auth. Participating VRDN,
Series 1997 A, 3.75%
(Liquidity Facility CoreStates Bank) (c) 10,385,000 10,385,000 Puerto Rico Pwr. Auth. Pwr. Rev. Participating VRDN (c):
 Series PA-205, 3.92%,
 (Liquidity Facility Merrill Lynch & Co., Inc.)   8,295,000  8,295,000
 Series SGA-44, 3.85%
 (Liquidity Facility Societe Generale France)   5,100,000  5,100,000
  46,475,000
  SHARES
OTHER - 3.0%
Municipal Central Cash Fund (d)(e)  12,802,934  12,802,934
TOTAL INVESTMENTS - 100%  $ 425,269,669
Total Cost for Income Tax Purposes  $ 425,269,669
SECURITY TYPE ABBREVIATIONS
BAN - Bond Anticipation Notes
CP - Commercial Paper
VRDN - Variable Rate Demand Notes
LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c) Provides evidence of ownership in one or more underlying municipal bonds.
(d) Information in this report regarding holdings by state and security types do not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of it's most recent fiscal period end is available upon request.
(e) At the period end, the seven-day yield of the Municipal Central Cash Fund was 3.89%. The yiled refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(f) Security purchased on a delayed delivery or when-issued basis (see Note #2 of Notes to Financial Statements).
INCOME TAX INFORMATION
At November 30, 1997, the fund had a capital loss carryforward of approximately $18,347 of which $8,092, $2,885 and $7,370 will expire on November 30, 2002, 2003 and 2005, respectively.
FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND

FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
                                                             MAY 31, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE -                                   $ 425,269,669
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR FUND SHARES SOLD                                         3,764,619

INTEREST RECEIVABLE                                                     3,370,630

 TOTAL ASSETS                                                           432,404,918

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                  $ 24

PAYABLE FOR INVESTMENTS PURCHASED ON A                      4,915,435
DELAYED DELIVERY BASIS

PAYABLE FOR FUND SHARES REDEEMED                            3,925,059

DISTRIBUTIONS PAYABLE                                       57,276

ACCRUED MANAGEMENT FEE                                      133,309

OTHER PAYABLES AND ACCRUED EXPENSES                         83,932

 TOTAL LIABILITIES                                                      9,115,035

NET ASSETS                                                             $ 423,289,883

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                        $ 423,335,169

ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS                     (45,286)

NET ASSETS, FOR 423,335,081 SHARES OUTSTANDING                         $ 423,289,883

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                $1.00
SHARE ($423,289,883 (DIVIDED BY) 423,335,081 SHARES)



STATEMENT OF OPERATIONS
                                     SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

INTEREST INCOME                                                    $ 7,602,634

EXPENSES

MANAGEMENT FEE                                         $ 825,569

TRANSFER AGENT FEES                                     288,569

ACCOUNTING FEES AND EXPENSES                            41,967

CUSTODIAN FEES AND EXPENSES                             9,582

NON-INTERESTED TRUSTEES' COMPENSATION                   5,938

REGISTRATION FEES                                       23,507

AUDIT                                                   14,758

LEGAL                                                   8,774

REPORTS TO SHAREHOLDERS                                 8,832

MISCELLANEOUS                                           48

 TOTAL EXPENSES BEFORE REDUCTIONS                       1,227,544

 EXPENSE REDUCTIONS                                     (17,488)    1,210,056

NET INTEREST INCOME                                                 6,392,578

NET GAIN (LOSS)                                                     (26,939)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 6,365,639



STATEMENT OF CHANGES IN NET ASSETS
                                                          SIX MONTHS ENDED   YEAR ENDED
                                                          MAY 31, 1998       NOVEMBER 30,
                                                          (UNAUDITED)        1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                $ 6,392,578        $ 11,154,435
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                  (26,939)           (7,370)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           6,365,639          11,147,065
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INTEREST INCOME     (6,392,578)        (11,154,435)

SHARE TRANSACTIONS AT NET ASSET VALUE OF $1.00 PER SHARE   667,591,668        993,544,813
PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME    6,087,398          10,652,203

 COST OF SHARES REDEEMED                                   (637,538,867)      (956,500,263)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           36,140,199         47,696,753
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  36,113,260         47,689,383

NET ASSETS

 BEGINNING OF PERIOD                                       387,176,623        339,487,240

 END OF PERIOD                                            $ 423,289,883      $ 387,176,623




FINANCIAL HIGHLIGHTS
                               SIX MONTHS                    YEARS ENDED NOVEMBER 30,
                               ENDED
                               MAY 31, 1998

                              (UNAUDITED)     1997       1996       1995       1994       1993
SELECTED PER-SHARE DATA

NET ASSET VALUE,               $ 1.000        $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
BEGINNING OF PERIOD

INCOME FROM INVESTMENT         .015           .030       .029       .032       .022       .019
OPERATIONS
NET INTEREST INCOME

LESS DISTRIBUTIONS

 FROM NET INTEREST             (.015)         (.030)     (.029)     (.032)     (.022)     (.019)
 INCOME

NET ASSET VALUE,              $ 1.000         $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
END OF PERIOD

TOTAL RETURN B, C              1.50%          3.05%      2.98%      3.29%      2.19%      1.87%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD     $ 423,290       $ 387,177  $ 339,487  $ 321,870  $ 300,885  $ 288,566
(000 OMITTED)

RATIO OF EXPENSES TO           .57% A         .58%       .59%       .61%       .60%       .61%
AVERAGE NET ASSETS

RATIO OF EXPENSES TO           .57% A         .57% D     .58% D     .61%       .60%       .61%
AVERAGE NET ASSETS AFTER
EXPENSE REDUCTIONS

RATIO OF NET INTEREST          2.99% A        3.00%      2.93%      3.24%      2.16%      1.87%
INCOME TO AVERAGE
NET ASSETS


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN
  ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER
  HAD CERTAIN EXPENSES NOT BEEN REDUCED
  DURING THE PERIODS SHOWN.
D FMR OR THE FUND HAS ENTERED INTO VARYING
  ARRANGEMENTS WITH THIRD PARTIES WHO EITHER
  PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
NOTES TO FINANCIAL STATEMENTS
For the period ended May 31, 1998 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Connecticut Municipal Income Fund (the income fund) is a fund of Fidelity Court Street Trust. Spartan Connecticut Municipal Money Market Fund and Fidelity Connecticut Municipal Money Market Fund (the money market funds) are funds of Fidelity Court Street Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the income fund and the money market funds:
SECURITY VALUATION.
INCOME FUND. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities, including restricted securities, for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
MONEY MARKET FUNDS. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market funds, accretion of discount represents unrealized gain until realized at the time of a security disposition or maturity.
EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS -
CONTINUED
regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and futures and options. The income fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain
(loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the income fund less than 180 days are subject to a short-term trading fee equal to
 .50% of the proceeds of the redeemed shares. The fee, which is retained by the income fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (formerly FMR Texas, Inc.) an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.
DELAYED DELIVERY TRANSACTIONS. Each fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased or sold on a delayed delivery basis are identified as such in each applicable fund's schedule of investments.
The funds may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, each applicable fund identifies securities as segregated in its custodial records with a value at
2. OPERATING POLICIES -
CONTINUED
least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
FUTURES CONTRACTS. The income fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
3. PURCHASES AND SALES OF INVESTMENTS.
INCOME FUND. Purchases and sales of securities, other than short-term securities, aggregated $27,682,858 and $11,865,536, respectively.
The market value of futures contracts opened and closed during the period amounted to $29,723,590 and $40,040,977, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the investment adviser for Fidelity Connecticut Municipal Money Market Fund, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or lower management fee. For the period, the management fee was equivalent to an annualized rate of .39% of average net
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
assets for  Fidelity Connecticut Municipal Money Market Fund.
As the investment advisor for Spartan Connecticut Municipal Income Fund and Spartan Connecticut Municipal Money Market Fund, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annualized rate of .55% and .50% of average net assets for Spartan Connecticut Municipal Income Fund and Spartan Connecticut Municipal Money Market Fund, respectively.
FMR also bears the cost of providing shareholder services to Spartan Connecticut Municipal Income Fund and Spartan Connecticut Municipal Money Market Fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from Spartan Connecticut Municipal Money Market Fund's shareholders which amounted to $1,050 for the period.
SUB-ADVISER FEE. As the money market funds' investment sub-adviser, Fidelity Investments Money Management, Inc. (formerly FMR Texas, Inc.), a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian and transfer and shareholder servicing agent for Fidelity Connecticut Municipal Money Market Fund. UMB has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
For the period, the transfer agent fees were equivalent to an annualized rate of .14% of average net assets for Fidelity Connecticut Municipal Money Market Fund.
5. EXPENSE REDUCTIONS.
Fidelity Connecticut Municipal Money Market Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, Fidelity Connecticut Municipal Money Market Fund's custodian and transfer agent fees were reduced by $374 and $17,114, respectively, under these arrangements.
FMR has entered into arrangements on behalf of Spartan Connecticut Municipal Income Fund and Spartan Connecticut Municipal Money Market Fund with each fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each fund's expenses. During the period, Spartan Connecticut Municipal Income Fund and Spartan Connecticut Municipal Money Market Fund's expenses were reduced by $16,498 and $7,534, respectively, under these arrangements.
PROXY VOTING RESULTS


A special meeting of Fidelity Court Street Trust II's shareholders was held on December 17, 1997. The results of votes taken among shareholders on proposals before them are listed below.
PROPOSAL 1
To elect as Trustees the following twelve nominees.
               # OF              % OF
               SHARES VOTED      SHARES VOTED
RALPH F. COX
AFFIRMATIVE    742,366,479.909   96.787

WITHHELD       24,642,287.090    3.213

TOTAL          767,008,766.999   100.000

PHYLLIS BURKE DAVIS
AFFIRMATIVE    741,858,140.779   96.721

WITHHELD       25,150,626.220    3.279

TOTAL          767,008,766.999   100.000

ROBERT M. GATES
AFFIRMATIVE    740,326,691.979   96.521

WITHHELD       26,682,075.020    3.479

TOTAL          767,008,766.999   100.000

EDWARD C. JOHNSON 3D
AFFIRMATIVE    742,526,984.799   96.808

WITHHELD       24,481,782.200    3.192

TOTAL          767,008,766.999   100.000

E. BRADLEY JONES
AFFIRMATIVE    738,558,877.569   96.291

WITHHELD       28,449,889.430    3.709

TOTAL          767,008,766.999   100.000

DONALD J. KIRK
AFFIRMATIVE    742,698,625.339   96.831

WITHHELD       24,310,141.660    3.169

TOTAL          767,008,766.999   100.000

               # OF              % OF
               SHARES VOTED      SHARES VOTED
PETER S. LYNCH
AFFIRMATIVE    742,804,693.399   96.844

WITHHELD       24,204,073.600    3.156

TOTAL          767,008,766.999   100.000

WILLIAM O. MCCOY
AFFIRMATIVE    742,777,102.439   96.841

WITHHELD       24,231,664.560    3.159

TOTAL          767,008,766.999   100.000

GERALD C. MCDONOUGH
AFFIRMATIVE    740,489,812.019   96.543

WITHHELD       26,518,954.980    3.457

TOTAL          767,008,766.999   100.000

MARVIN L. MANN
AFFIRMATIVE    742,492,623.319   96.804

WITHHELD       24,516,143.680    3.196

TOTAL          767,008,766.999   100.000

ROBERT C. POZEN
AFFIRMATIVE    742,603,015.859   96.818

WITHHELD       24,405,751.140    3.182

TOTAL          767,008,766.999   100.000

THOMAS R. WILLIAMS
AFFIRMATIVE    740,510,918.469   96.545

WITHHELD       26,497,848.530    3.455

TOTAL          767,008,766.999   100.000

PROPOSAL 2
To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the funds.
Spartan Connecticut Municipal Money Market Fund votes
               # OF             % OF
               SHARES VOTED     SHARES VOTED
AFFIRMATIVE    89,367,312.050   97.676

AGAINST        1,224,929.980    1.339

ABSTAIN        901,600.600      .985

TOTAL          91,493,842.630   100.000

Fidelity Connecticut Municipal Money Market Fund votes
               # OF              % OF
               SHARES VOTED      SHARES VOTED
AFFIRMATIVE    194,056,121.260   95.491

AGAINST        5,197,729.550     2.558

ABSTAIN        3,965,776.830     1.951

TOTAL          203,219,627.640   100.000

PROPOSAL 3
To amend the Trust Instrument to provide dollar-based voting rights for shareholders of Fidelity Court Street Trust II.
Trust Votes
               # OF              % OF
               SHARES VOTED      SHARES VOTED
AFFIRMATIVE    689,235,885.364   89.860

AGAINST        38,356,553.755    5.001

ABSTAIN        39,416,327.880    5.139

TOTAL          767,008,766.999   100.000

Spartan Connecticut Municipal Money Market Fund Votes
               # OF             % OF
               SHARES VOTED     SHARES VOTED
AFFIRMATIVE    83,536,170.310   91.303

AGAINST        4,742,611.710    5.183

ABSTAIN        3,215,060.610    3.514

TOTAL          91,493,842.630   100.000

Fidelity Connecticut Municipal Money Market Fund Votes
               # OF              % OF
               SHARES VOTED      SHARES VOTED
AFFIRMATIVE    181,932,922.170   89.525

AGAINST        12,430,210.220    6.117

ABSTAIN        8,856,495.250     4.358

TOTAL          203,219,627.640   100.000

PROPOSAL 4
To approve an amended management contract for Fidelity Connecticut Municipal Money Market Fund.
               # OF              % OF
               SHARES VOTED      SHARES VOTED
AFFIRMATIVE    181,282,302.520   89.205

AGAINST        10,540,854.300    5.187

ABSTAIN        11,396,470.820    5.608

TOTAL          203,219,627.640   100.000

PROPOSAL 5
To amend Fidelity Connecticut Municipal Money Market Fund's
fundamental investment limitation concerning the issuance of senior securities.
               # OF              % OF
               SHARES VOTED      SHARES VOTED
AFFIRMATIVE    177,808,880.840   87.496

AGAINST        13,395,080.430    6.591

ABSTAIN        12,015,666.370    5.913

TOTAL          203,219,627.640   100.000

PROPOSAL 6
To amend Fidelity Connecticut Municipal Money Market Fund's and
Spartan Connecticut Municipal Money Market Fund's fundamental investment limitation concerning the concentration of investments in a single industry.
Spartan Connecticut Municipal Money Market Fund Votes
               # OF             % OF
               SHARES VOTED     SHARES VOTED
AFFIRMATIVE    80,073,500.950   87.518

AGAINST        6,486,726.060    7.090

ABSTAIN        4,933,615.620    5.392

TOTAL          91,493,842.630   100.000

Fidelity Connecticut Municipal Money Market Fund Votes
               # OF              % OF
               SHARES VOTED      SHARES VOTED
AFFIRMATIVE    178,867,562.080   88.017

AGAINST        13,388,671.000    6.588

ABSTAIN        10,963,394.560    5.395

TOTAL          203,219,627.640   100.000

INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISER,
MONEY MARKET FUNDS
Fidelity Investments
Money Management, Inc.
Merrimack, NH
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President -
INCOME FUND
Boyce I. Greer, Vice President -
MONEY MARKET FUNDS
George A. Fischer, Vice President -
INCOME FUND
Scott A. Orr, Vice President -
MONEY MARKET FUNDS
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant
Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
* INDEPENDENT TRUSTEES
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
  and
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress (registered trademark)  1-800-544-5555
 AUTOMATED LINES FOR QUICKEST SERVICE

SPARTAN(registered trademark)

(REGISTERED TRADEMARK)

FLORIDA
MUNICIPAL
FUNDS


SEMIANNUAL REPORT
MAY 31, 1998
CONTENTS



PRESIDENT'S MESSAGE                          3   NED JOHNSON ON INVESTING STRATEGIES.

SPARTAN FLORIDA MUNICIPAL INCOME FUND

 PERFORMANCE                                 4   HOW THE FUND HAS DONE OVER TIME.

 FUND TALK                                   7   THE MANAGERS' REVIEW OF FUND
                                                 PERFORMANCE, STRATEGY AND OUTLOOK.

 INVESTMENT CHANGES                          10  A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                                                 INVESTMENTS OVER THE PAST SIX MONTHS
                                                 AND ONE YEAR.

 INVESTMENTS                                 11  A COMPLETE LIST OF THE FUND'S INVESTMENTS
                                                 WITH THEIR MARKET VALUES.

 FINANCIAL STATEMENTS                        20  STATEMENTS OF ASSETS AND LIABILITIES,
                                                 OPERATIONS, AND CHANGES IN NET ASSETS,
                                                 AS WELL AS FINANCIAL HIGHLIGHTS.

SPARTAN FLORIDA MUNICIPAL MONEY MARKET FUND

 PERFORMANCE                                 24  HOW THE FUND HAS DONE OVER TIME.

 FUND TALK                                   26  THE MANAGER'S REVIEW OF FUND
                                                 PERFORMANCE, STRATEGY AND OUTLOOK.

 INVESTMENT CHANGES                          28  A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                                                 INVESTMENTS OVER THE PAST SIX MONTHS
                                                 AND ONE YEAR.

 INVESTMENTS                                 29  A COMPLETE LIST OF THE FUND'S INVESTMENTS.

 FINANCIAL STATEMENTS                        36  STATEMENTS OF ASSETS AND LIABILITIES,
                                                 OPERATIONS, AND CHANGES IN NET ASSETS,
                                                 AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                                        40  NOTES TO THE FINANCIAL STATEMENTS.

PROXY VOTING RESULTS                         44



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD,OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888
FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND
MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
While low interest rates and subdued inflation provided support for stock and bond markets in the U.S. during the first five months of 1998, concerns about continuing economic and political difficulties in Asia colored their performance. The stock market reached record heights due to stronger-than-expected corporate earnings, but retreated at times when concerns surfaced about how the Asian volatility would affect business prospects. The bond market benefited from these retreats, as investors sought alternatives offering lower volatility.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d

SPARTAN FLORIDA MUNICIPAL INCOME FUND


PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED MAY 31, 1998            PAST 6  PAST 1  PAST 5  LIFE OF
                                      MONTHS  YEAR    YEARS   FUND

SPARTAN FL MUNICIPAL INCOME           3.57%   8.99%   37.56%  63.64%

LB FLORIDA MUNICIPAL BOND             3.66%   9.28%   N/A     N/A

FLORIDA MUNICIPAL DEBT FUNDS AVERAGE  3.57%   9.03%   33.57%  N/A

CUMULATIVE TOTAL RETURNS show the fund's performance over a set period
- in this case, six months, one year, five years or since the fund started on March 16, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Florida Municipal Bond Index - a total return performance benchmark for Florida investment-grade municipal bonds with maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the Florida municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 62 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED MAY 31, 1998                 PAST 1  PAST 5  LIFE OF
                                           YEAR    YEARS   FUND

SPARTAN FL MUNICIPAL INCOME                8.99%   6.59%   8.25%

LB FLORIDA MUNICIPAL BOND                  9.28%   N/A     N/A

FLORIDA MUNICIPAL DEBT FUNDS AVERAGE       9.03%   5.95%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns by annualizing the result.)
$10,000 OVER LIFE OF FUND

             Spartan FL Muni Income      LB Municipal Bond
             00427                       LB015
  1992/03/31      10000.00                    10000.00
  1992/04/30      10172.61                    10089.00
  1992/05/31      10350.03                    10207.75
  1992/06/30      10575.20                    10379.03
  1992/07/31      11028.26                    10690.20
  1992/08/31      10779.40                    10585.97
  1992/09/30      10823.45                    10655.20
  1992/10/31      10580.52                    10550.46
  1992/11/30      10944.39                    10739.42
  1992/12/31      11095.24                    10849.07
  1993/01/31      11245.75                    10975.24
  1993/02/28      11812.46                    11372.22
  1993/03/31      11626.24                    11252.01
  1993/04/30      11765.70                    11365.54
  1993/05/31      11841.80                    11429.42
  1993/06/30      12066.54                    11620.18
  1993/07/31      12101.29                    11635.40
  1993/08/31      12393.62                    11877.65
  1993/09/30      12566.59                    12012.93
  1993/10/31      12600.06                    12036.12
  1993/11/30      12423.65                    11930.08
  1993/12/31      12745.45                    12181.92
  1994/01/31      12914.00                    12321.04
  1994/02/28      12524.91                    12001.93
  1994/03/31      11935.22                    11513.21
  1994/04/30      12024.45                    11610.84
  1994/05/31      12139.04                    11711.51
  1994/06/30      12056.43                    11639.95
  1994/07/31      12310.26                    11853.31
  1994/08/31      12320.58                    11894.32
  1994/09/30      12130.96                    11719.71
  1994/10/31      11814.13                    11511.57
  1994/11/30      11530.36                    11303.44
  1994/12/31      11886.42                    11552.23
  1995/01/31      12279.67                    11882.39
  1995/02/28      12704.70                    12227.93
  1995/03/31      12848.58                    12368.43
  1995/04/30      12858.11                    12383.03
  1995/05/31      13293.09                    12778.17
  1995/06/30      13130.49                    12667.00
  1995/07/31      13237.10                    12787.08
  1995/08/31      13405.68                    12949.22
  1995/09/30      13499.13                    13031.19
  1995/10/31      13706.26                    13220.67
  1995/11/30      13961.59                    13440.00
  1995/12/31      14100.58                    13569.15
  1996/01/31      14182.96                    13671.60
  1996/02/29      14061.09                    13579.32
  1996/03/31      13892.16                    13405.77
  1996/04/30      13847.66                    13367.84
  1996/05/31      13843.25                    13362.49
  1996/06/30      14002.86                    13508.01
  1996/07/31      14127.09                    13630.93
  1996/08/31      14122.39                    13627.66
  1996/09/30      14310.34                    13818.45
  1996/10/31      14461.71                    13974.73
  1996/11/30      14742.11                    14230.47
  1996/12/31      14658.38                    14170.70
  1997/01/31      14692.85                    14197.48
  1997/02/28      14827.51                    14327.82
  1997/03/31      14596.62                    14136.83
  1997/04/30      14723.54                    14255.15
  1997/05/31      14946.39                    14469.55
  1997/06/30      15099.85                    14623.65
  1997/07/31      15539.17                    15028.73
  1997/08/31      15369.96                    14887.91
  1997/09/30      15538.41                    15064.63
  1997/10/31      15627.27                    15161.49
  1997/11/30      15728.03                    15250.64
  1997/12/31      15941.23                    15473.15
  1998/01/31      16156.40                    15632.83
  1998/02/28      16143.45                    15637.52
  1998/03/31      16136.19                    15651.28
  1998/04/30      16043.28                    15580.69
  1998/05/29      16284.98                    15827.34
IMATRL PRASUN   SHR__CHT 19980531 19980612 104112 R00000000000077

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Florida Municipal Income Fund on March 31, 1992, shortly after the fund started. As the chart shows, by May 31, 1998, the value of the investment would have grown to $16,290 - a 62.90% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $15,827 - a 58.27% increase.

UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL
DO TOMORROW. BOND PRICES,
FOR EXAMPLE, GENERALLY MOVE
IN THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE
OUT THE MARKET'S UPS AND
DOWNS, YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS

                 SIX MONTHS        YEARS ENDED NOVEMBER 30,
                 ENDED
                 MAY 31,

                 1998        1997   1996   1995    1994     1993

DIVIDEND RETURN  2.34%       5.00%  5.10%  6.31%   5.01%    6.10%

CAPITAL RETURN   1.23%       1.69%  0.49%  14.78%  -12.20%  7.42%

TOTAL RETURN     3.57%       6.69%  5.59%  21.09%  -7.19%   13.52%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD
PERIODS ENDED MAY 31, 1998              PAST 1       PAST 6        PAST 1
                                        MONTH        MONTHS        YEAR

DIVIDENDS PER SHARE                     4.50(CENTS)  26.40(CENTS)  53.07(CENTS)

ANNUALIZED DIVIDEND RATE                4.63%        4.60%         4.65%

30-DAY ANNUALIZED YIELD                 4.17%        -             -

30-DAY ANNUALIZED TAX-EQUIVALENT YIELD  6.52%        -             -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $11.44 over the past one month, $11.50 over the past six months and $11.41 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield if you're in the 36% 1998 federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.

SPARTAN FLORIDA MUNICIPAL INCOME FUND


FUND TALK: THE MANAGERS' OVERVIEW



MARKET RECAP
Investor sentiment, shifting supply
and demand conditions, and
volatility in Asia played key roles
in the municipal bond market during
the six months that ended May 31,
1998. During this period, the
Lehman Brothers Municipal Bond
Index - a measure of the municipal
bond market - returned 3.78%.
To compare, the Lehman Brothers
Aggregate Bond Index - a
measure of the investment-grade
taxable bond market in the U.S. -
returned 4.09%. In late 1997,
volatility in Asia helped prop up the
muni bond market. Investors felt that
currency devaluations in that region
would translate into cheaper prices
for Asian goods and help control
the inflation that can eat into bonds'
fixed payments. Since the beginning
of 1998, though, muni bond supply
increased as many issuers took
advantage of lower interest rates
to refinance their debt at lower rates.
That, combined with softening
demand, dampened the
performance of muni bonds in
early 1998. On top of that, the
municipal bond market
experienced extremely heavy
issuance in March and April, as
issuers rushed to market before the
largest deal in municipal market
history took place in May - a
$3.5 billion issuance by Long Island
Power Authority. This heavy
supply, coupled with only
intermittent demand, put
downward pressure on municipal
bonds in April. Renewed fears of
economic and political dislocation in
Asia attracted investors to all
sectors of the bond market in May,
but, overall, municipals lagged
taxable issues through the first
five months of 1998.
NOTE TO SHAREHOLDERS: Effective July 13, 1998, after the period covered by this report, Christine Thompson became Portfolio Manager of Spartan Florida Municipal Income Fund. The following is an interview with Jonathan Short, who managed the fund during the period covered by this report, and Christine Thompson, who gives her outlook and discusses her investment approach.
Q. HOW DID THE FUND PERFORM, JON?
J.S. For the six-month period that ended May 31, 1998, the fund had a total return of 3.57%. To get a sense of how the fund did relative to its competitors, the Florida municipal debt funds average returned 3.57% for the same six-month period, according to Lipper Analytical Services. Additionally, the Lehman Brothers Florida Municipal Bond Index - a measure of the performance of the Florida municipal bond market - returned 3.66% for the same six-month period. For the 12 months that ended May 31, 1998, the fund returned 8.99%, while the Florida municipal debt funds average returned 9.03% and the Lehman Brothers Florida Municipal Bond Index returned 9.28%.
Q. WHICH OF THE FUND'S INVESTMENTS PERFORMED PARTICULARLY WELL DURING THE PAST SIX MONTHS? WHICH DETRACTED FROM PERFORMANCE?
J.S. Bonds rated Baa by Moody's Investors Services performed extremely well throughout the period and helped the fund's performance. Faced with falling interest rates, yield-hungry investors increasingly sought out these bonds because they offered a yield advantage over higher-quality bonds. What's more, there was a very small supply of these bonds during the period. Strong demand pushed up against low supply and boosted the prices of most Baa-rated bonds. As for disappointments, housing bonds - which made up 2.3% of the fund's investments at the end of the period - lagged the overall Florida municipal market. Housing bonds experienced increased prepayment activity when interest rates fell, because mortgage borrowers refinanced their debt in order to lower their interest costs. While prepayment is good for the borrower, it can be bad for housing bond holders because it can force them to reinvest at lower interest rates. However, the fund continued to hold on to most of the fund's housing bonds because they carried attractive yields.
Q. WERE THERE ANY CHANGES IN THE WAY THE FUND'S INVESTMENTS WERE ALLOCATED AMONG BONDS WITH VARIOUS MATURITIES?
J.S. Yes, there were. The fund increasingly emphasized bonds in the intermediate market - meaning bonds with maturities of around five to 15 years. That was done because the yield curve - which is a graphical representation of the yield of bonds by ascending maturity dates - was relatively flat beyond 15 years. Up to about a 15-year maturity, an investor was paid an appropriate amount of added income for each additional year of maturity. It is this additional income that compensates the investor for the added risk taken on by investing in the longer-maturity part of the market. But for bonds with maturities of 15 years or longer, the extra income for each successive year was less attractive given the level of risk inherent in longer-term bonds. Throughout the period, the fund's duration - which measures its sensitivity to changing interest rates - was kept in line with the Florida municipal bond market as a whole, as represented by the Lehman Brothers Florida Municipal Bond Index.
Q. TURNING TO YOU CHRISTINE, WHAT'S YOUR OUTLOOK?
A. Municipals lagged taxable bonds throughout much of the past six months, and, as a result, currently are priced inexpensively compared to U.S. Treasury securities, for example. Municipals became cheap relative to their Treasury counterparts because of a supply and demand imbalance. In the first five months of 1998, the supply of municipals was actually quite large compared to previous years, while the U.S. budgetary surplus has decreased the supply of Treasuries significantly. Cities, states, counties and other issuers sought to take advantage of relatively low interest rates to refinance their older, more expensive debt. As more and more of these refinancings occurred, the supply of municipal bonds grew. On the other side of the equation, demand - while remaining firm - didn't keep pace with the additional supply. In my view, municipals may now be poised to play catch-up with Treasuries and could be in for a period of relatively good performance. For the remainder of the year, I expect that municipal refinancing activity will taper off, which would likely be a positive for municipal bonds as long as demand remains firm or increases.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

CHRISTINE THOMPSON ON HER
INVESTMENT APPROACH:
"My investment approach is
similar to the previous manager's,
so I don't anticipate making any
significant changes to the fund.
Like Jonathan, I use the Lehman
Brothers Florida Municipal Bond
Index as a representation of the
overall market in which the fund
invests. The index includes most
of the universe of Florida
municipal bonds. I manage the
fund to have similar overall
interest-rate risk to its benchmark
index, but, beyond that, the fund
can vary significantly from the
index. With respect to sector, issuer
and structural composition, the
fund's holdings reflect my
research conclusions on the
relative value of bonds."
FUND FACTS
GOAL: high current tax-free
income and exemption from
the Florida intangible tax by
normally investing in
investment-grade municipal
securities
FUND NUMBER: 427
TRADING SYMBOL: FFLIX
START DATE: March 16, 1992
SIZE: as of May 31, 1998,
more than $431 million
MANAGER: Christine Thompson,
since July 13, 1998; manager,
various Fidelity and Spartan
municipal income funds;
joined Fidelity in 1985
(checkmark)

SPARTAN FLORIDA MUNICIPAL INCOME FUND


INVESTMENT CHANGES


TOP FIVE SECTORS AS OF MAY 31, 1998
                       % OF FUND'S   % OF FUND'S INVESTMENTS
                       INVESTMENTS   IN THESE SECTORS
                                     6 MONTHS AGO

TRANSPORTATION         16.1          15.6

ELECTRIC REVENUE       15.7          15.1

HEALTH CARE            15.4          17.2

ESCROWED/PRE-REFUNDED  10.4          6.0

SPECIAL TAX            10.4          10.2

AVERAGE YEARS TO MATURITY AS OF MAY 31, 1998
                                                6 MONTHS AGO

YEARS  12.0                                     12.2

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF MAY 31, 1998
                                                6 MONTHS AGO

YEARS  6.7                                      6.9

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF MAY 31, 1998 AS OF NOVEMBER 30, 1997
AAA 64.2%
AA, A 17.8%
BAA 10.5%
NON-RATED 3.5%
SHORT-TERM
INVESTMENTS 4.0%
AAA 58.5%
AA, A 20.0%
BAA 10.4%
NON-RATED 3.8%
SHORT-TERM
INVESTMENTS 7.3%
ROW: 1, COL: 1, VALUE: 64.2
ROW: 1, COL: 2, VALUE: 17.8
ROW: 1, COL: 3, VALUE: 10.5
ROW: 1, COL: 4, VALUE: 3.5
ROW: 1, COL: 5, VALUE: 4.0
ROW: 1, COL: 6, VALUE: 4.0
ROW: 1, COL: 1, VALUE: 58.5
ROW: 1, COL: 2, VALUE: 20.0
ROW: 1, COL: 3, VALUE: 10.4
ROW: 1, COL: 4, VALUE: 3.8
ROW: 1, COL: 5, VALUE: 7.3
ROW: 1, COL: 6, VALUE: 0.0
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.
SPARTAN FLORIDA MUNICIPAL INCOME FUND

INVESTMENTS MAY 31, 1998 (UNAUDITED)
SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS


MUNICIPAL BONDS - 96.0%
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
FLORIDA - 94.7%
Alachua County Health Facs. Auth. Health Facs.
Rev. Rfdg. (Santa Fe Health Care Facs. Proj.):
  6% 11/15/09 (Escrowed to Maturity) (d)  Baa1 $ 2,950,000 $ 3,195,647
  6.05% 11/15/09 (Escrowed to Maturity) (d)  Baa1  6,230,000
6,892,498
Broward County Hsg. Fin. Auth. Single-Family
Mtg. Rev. 6.65% 8/1/21 (GNMA Coll.) (c)  Aaa  1,225,000  1,323,000
Broward County Resource Recovery Rev. (SES
Broward Co. LP South Proj.) 7.95% 12/1/08  A3  10,770,000  11,614,907
Broward County Spl. Oblig. Rfdg.:
 5.50% 1/1/02 (AMBAC Insured)  Aaa  1,365,000  1,427,476
 5.50% 1/1/04 (AMBAC Insured)  Aaa  2,320,000  2,464,420
 5.50% 1/1/05 (AMBAC Insured)  Aaa  2,585,000  2,756,230
Dade County Aviation Rev. Rfdg.:
 (Miami Int'l. Arpt.):
  Series A
   5.75% 10/1/03 (FSA Insured) (c)  Aaa  1,800,000  1,919,844
   5.75% 10/1/04 (FSA Insured) (c)  Aaa  5,000,000  5,374,100
  Series B, 5% 10/1/11 (FSA Insured) (c)  Aaa  3,300,000  3,332,637
 Series B, 6.30% 10/1/05 (AMBAC Insured)  Aaa  1,200,000  1,359,924
 Series C, 5.50% 10/1/11 (MBIA Insured)  Aaa  5,200,000  5,556,772
 Series Y, 5.30% 10/1/05  Aa3  3,460,000  3,670,956
Dade County Gen. Oblig.:
 Series A, 6.25% 10/1/06 (MBIA Insured)  Aaa  1,575,000  1,778,931
 Series DD, 7.70% 10/1/07 (AMBAC Insured)  Aaa  1,820,000  2,271,415
Dade County Guaranteed Entitlement Rev.
(Cap. Appreciation) Series B:
  Rfdg. 0% 2/1/02 (MBIA Insured)  Aaa  1,810,000  1,547,822
  0% 8/1/18 (AMBAC Insured)
  (Pre-Refunded to 2/1/06 @ 40.446) (d)  Aaa  14,835,000  4,282,568
Dade County Pub. Impt. Rev. 7.50% 6/1/04
(FSA Insured) (e)  Aaa  2,400,000  2,811,480
Dade County Resource Recovery Facs. Rev. Rfdg.
5.50% 10/1/09 (AMBAC Insured) (c)  Aaa  4,000,000  4,223,960
Dade County Seaport Rev. Rfdg.:
 6.25% 10/1/05 (MBIA Insured)  Aaa  2,995,000  3,352,783
 6.50% 10/1/26 (Pre-Refunded to
 10/1/01 @ 101) (AMBAC Insured) (d)  Aaa  7,500,000  8,156,175
 Series 95:
  6.20% 10/1/09 (MBIA Insured)  Aaa  1,845,000  2,116,750
  5.75% 10/1/15 (MBIA Insured)  Aaa  5,100,000  5,473,932
Dade County School Dist. Rev. 5.50%
8/1/12 (MBIA Insured)  Aaa  2,000,000  2,102,580
Dade County Spl. Oblig. Rev. Rfdg. (Cap.
Appreciation) Series B:
  0% 10/1/03 (AMBAC Insured)  Aaa  4,160,000  3,300,710
  0% 10/1/04 (AMBAC Insured)
  (Escrowed to Maturity) (d)  Aaa  5,045,000  3,842,322
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
FLORIDA - CONTINUED
Dade County Wtr. & Swr. Sys. Rev. :
 6.25% 10/1/06 (FGIC Insured)  Aaa $ 1,500,000 $ 1,694,220
 6.25% 10/1/08 (FGIC Insured)  Aaa  1,100,000  1,257,135
 6.25% 10/1/10 (FGIC Insured)  Aaa  1,000,000  1,158,750
Dunedin Hosp. Rev. Rfdg. (Mease Health
Care Sys.) 5.25% 11/15/06 (MBIA Insured)  Aaa  1,400,000  1,477,518
Dunedin Util Sys. Rev. Rfdg. 6.25% 10/1/11
(FGIC Insured)  Aaa  1,360,000  1,576,961
Duval County Hsg. Fin. Auth. Single-Family Mtg.
Rev. Series C, 7.70% 9/1/24 (FGIC Insured)
(GNMA Coll.)  Aaa  570,000  605,334
Duval County School Dist. Rfdg. 6.30% 8/1/06
(AMBAC Insured)  Aaa  5,000,000  5,470,500
Escambia County Health Facs. Auth. Health Facs.
Rev. Rfdg. (Baptist Hosp. & Baptist Manor)
Series B:
  6% 10/1/14  BBB+  2,825,000  2,969,781
  6.75% 10/1/14  BBB+  3,250,000  3,595,800
Escambia County Poll. Cont. Rev.
(Champion Int'l. Corp. Proj.) :
  6.90% 8/1/22 (c)  Baa1  6,125,000  6,755,814
  6.40% 9/1/30 (c)  Baa1  3,000,000  3,257,220
Escambia County Sales Tax Rev. Rfdg.
5.50% 1/1/07 (FGIC Insured)  Aaa  2,000,000  2,130,640
Escambia County Util. Auth. Util. Sys. Rev.
Series B, 6.25% 1/1/15 (FGIC Insured)  Aaa  1,500,000  1,727,940
Florida Board of Ed. Cap. Outlay (Pub. Ed.):
 Series 1994-C, 5.40% 6/1/03  Aa2  1,060,000  1,118,374
 Series 1994-C, 5.40% 6/1/06  Aa2  1,500,000  1,604,265
 Series E, 5.25% 6/1/23  Aa2  1,750,000  1,760,308
 Series F, 5.50% 6/1/17  Aa2  3,000,000  3,095,040
Florida Div. Board Fin. Dept. Gen. Svcs. Rev.
(Dept. of Natural Resources Preservation 2000)
Series A:
  5.75% 7/1/05 (FGIC Insured)  Aaa  3,000,000  3,257,250
  6.75% 7/1/08 (AMBAC Insured)
  (Pre-Refunded to 7/1/01 @ 102) (d)  Aaa  1,350,000  1,480,343
  5.70% 7/1/09 (AMBAC Insured)  Aaa  3,000,000  3,209,670
  5.75% 7/1/11 (AMBAC Insured)  Aaa  3,000,000  3,226,140
Florida Gen. Oblig. Dept. of Trans.
(Right of Way) Series B, 5.50% 7/1/09  Aa2  3,810,000  4,082,301
Florida Gen. Oblig. Senior Lien (Jacksonville
Trans.) Series A, 5.75% 7/1/04  Aa2  1,955,000  2,114,626
Florida Hsg. Fin. Agcy. Rfdg. (Multi-Family Park
Colony Proj.) Series D, 5.10% 4/1/13,
LOC Mellon Bank, NA  AA-  2,500,000  2,533,725
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
FLORIDA - CONTINUED
Florida Hsg. Fin. Agcy. Rfdg. (Single-Family Mtg.)
Series A:
  6.35% 7/1/14 (GNMA Coll.) (c)  Aaa $ 1,210,000 $ 1,295,027
  6.55% 7/1/14 (GNMA Coll.) (c)  Aaa  1,405,000  1,518,608
 Series B, 6.55% 7/1/17 (GNMA
 Coll.) (c)  Aaa  1,210,000  1,300,919
Florida Mid-Bay Bridge Auth. Rev. Series A:
 7.50% 10/1/17  -  1,700,000  1,874,114
 6.875% 10/1/22 (Escrowed to Maturity) (d)  -  3,000,000  3,713,970
Florida Muni. Pwr. Agcy. Rev. Rfdg.
(Stanton II Proj.):
  4.50% 10/1/16 (AMBAC Insured)  Aaa  4,400,000  4,107,092
  4.50% 10/1/27 (AMBAC Insured)  Aaa  7,955,000  7,155,363
Florida Tpk. Auth. Tpk. Rev. (Dept. of Trans.):
Series A:
  5.50% 7/1/05 (AMBAC Insured)  Aaa  3,250,000  3,479,580
  5.50% 7/1/06 (AMBAC Insured)  Aaa  3,000,000  3,245,550
  5.25% 7/1/09 (FGIC Insured)  Aaa  6,740,000  7,086,436
  6.25% 7/1/09 (FGIC Insured)
  (Pre-Refunded to 7/1/02 @ 101) (d)  Aaa  1,825,000  1,986,348
  5.50% 7/1/14 (FGIC Insured)  Aaa  1,500,000  1,584,135
Gainesville Util. Sys. Rev.:
 Rfdg. Series B, 6.50% 10/1/10  Aa3  1,600,000  1,881,488
 Rfdg. Series B, 5.50% 10/1/13  Aa3  1,500,000  1,566,000
 Series A, 5.75% 10/1/04  Aa  1,000,000  1,079,990
Greater Orlando Aviation Auth. Aprt. Facs. Rev.:
 Series A, 6.50% 10/1/05 (FGIC Insured) (c)  Aaa  3,550,000  3,941,068
 5.25% 10/1/23 (FGIC Insured) (c)  Aaa  3,000,000  3,008,730
Hillsborough County Aviation Auth. Rev.
(Tampa Int'l. Arpt. Proj.) Series A:
 6.90% 10/1/11 (Pre-Refunded to
  10/1/99 @ 102) (FGIC Insured) (d)  Aaa  1,980,000  2,094,404
  6.90% 10/1/11 (FGIC Insured)  Aaa  2,270,000  2,399,935
Hillsborough County Cap. Impt. Prog. Rev. Rfdg.
6% 8/1/06 (FGIC Insured)  Aaa  1,000,000  1,110,280
Hillsborough County Gen. Oblig. Rfdg.
(Envir. Sensitive Lands Acquisition & Protection)
6% 7/1/02 (AMBAC Insured)  Aaa  2,080,000  2,227,555
Hillsborough County Port Dist. Spl. Rev. Rfdg.
(Tampa Port Auth.):
  6.50% 6/1/03 (FSA Insured) (c)  Aaa  2,000,000  2,192,420
  6.50% 6/1/05 (FSA Insured) (c)  Aaa  2,000,000  2,240,340
Hillsborough County School Board Ctfs. of Prtn.
(Master Lease Prog.) 5.50% 7/1/14
(MBIA Insured)  Aaa  4,370,000  4,694,167
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
FLORIDA - CONTINUED
Hillsborough County Util. Rev. Rfdg.
(Cap. Appreciation) Series A:
  0% 8/1/05 (MBIA Insured)  Aaa $ 6,500,000 $ 4,734,665
  0% 8/1/06 (MBIA Insured)  Aaa  5,000,000  3,457,200
  0% 8/1/07 (MBIA Insured)  Aaa  7,000,000  4,606,000
Indian River County Wtr. & Swr. Rev. Rfdg.
Series A, 5.50% 9/1/11 (FGIC Insured)  Aaa  2,000,000  2,170,280
Jacksonville Elec. Auth. Rev. Rfdg.
(St. John River Issue 2):
  Series 5, 7% 10/1/09  Aa2  2,490,000  2,621,572
  Series 10, 6.50% 10/1/03  Aa2  1,500,000  1,662,405
Jacksonville Excise Taxes Rev.:
 Rfdg. 6.25% 10/1/05 (AMBAC Insured)  Aaa  1,000,000  1,094,480
 Series A, 6.50% 10/1/11 (AMBAC Insured)
 (Pre-Refunded to 10/1/99 @ 102) (d)  Aaa  1,200,000  1,263,984
 Series B, 5.60% 10/1/08 (FGIC Insured) (c)  Aaa  2,300,000  2,376,866
Jacksonville Health Facs. Auth. Hosp. Rev.:
(Charity Obligated Group) Series A:
  5.50% 8/15/05 (MBIA Insured)  Aaa  1,600,000  1,711,600
  5.25% 8/15/08 (MBIA Insured)  Aaa  3,720,000  3,928,804
 Rfdg. (Baptist Med. Ctr. Proj.) Series A,
 7.30 6/1/19 (MBIA Insured)
 (Pre-Refunded to 6/1/99 @ 102) (d)  Aaa  500,000  526,700
Jacksonville Health Facs. Auth. Ind. Dev. Rev. Rfdg.
(Cypress Village Proj.) (Nat'l. Benevolent Assoc.):
  7% 12/1/14  Baa1  1,000,000  1,105,040
  7% 12/1/22  Baa1  2,000,000  2,209,220
  6.25% 12/1/23  Baa1  2,710,000  2,902,139
  8% 12/1/24  Baa1  2,740,000  3,220,706
Jacksonville Ind. Dev. Rev. Rfdg. (Cargill, Inc.
Proj.) 6.40% 3/1/11 (g)  AA-  1,250,000  1,341,738
Jacksonville Sales Tax Rev.
(River City Renaissance Proj.):
  6% 10/1/02 (FGIC Insured)  Aaa  1,500,000  1,609,365
  5.65% 10/1/14 (FGIC Insured)  Aaa  1,900,000  2,012,613
Key West Util. Board Elec. Rev. Rfdg.
(Cap. Appreciation) 0% 10/1/14
(AMBAC Insured)  Aaa  6,755,000  2,978,820
Lakeland Elec. & Wtr. Rev.:
 Rfdg. (Jr. Sub-Lien):
  6.25% 10/1/02 (FGIC Insured)  Aaa  5,180,000  5,608,541
  6.50% 10/1/06 (FGIC Insured)  Aaa  2,200,000  2,524,566
  6.50% 10/1/07 (FGIC Insured)  Aaa  1,095,000  1,267,014
 (Cap. Appreciation) 0% 10/1/09
 (FGIC Insured)  Aaa  2,840,000  1,681,820
Leesburg Hosp. Rev. Rfdg.
(Leesburg Reg'l. Med. Ctr. Proj.) :
  Series A, 5.60% 7/1/08  A3  5,000,000  5,289,650
  Series B, 5.625% 7/1/13  A3  2,795,000  2,882,651
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
FLORIDA - CONTINUED
Leon County Cap. Impt. Rev. Rfdg. Series B:
 5.25% 10/1/03 (AMBAC Insured) (e)  Aaa $ 1,635,000 $ 1,676,333
 5.25% 10/1/04 (AMBAC Insured) (e)  Aaa  1,720,000  1,766,148
 5.25% 10/1/08 (AMBAC Insured) (e)  Aaa  2,115,000  2,166,458
 5.25% 10/1/09 (AMBAC Insured) (e)  Aaa  2,225,000  2,283,295
 5.25% 10/1/11 (AMBAC Insured) (e)  Aaa  2,465,000  2,511,539
Leon County Spl. Tax Rev. Rfdg. 5.50% 10/1/07
(MBIA Insured)  Aaa  1,000,000  1,081,300
Melbourne Arpt. Rev. Rfdg.:
 5.75% 10/1/98 (MBIA Insured) (c)  Aaa  205,000  206,396
 5.75% 10/1/99 (MBIA Insured) (c)  Aaa  215,000  219,747
 6.25% 10/1/00 (MBIA Insured) (c)  Aaa  230,000  240,750
 6.25% 10/1/01 (MBIA Insured) (c)  Aaa  240,000  255,036
 6.25% 10/1/02 (MBIA Insured) (c)  Aaa  260,000  280,015
 6.25% 10/1/03 (MBIA Insured) (c)  Aaa  270,000  294,473
 6.50% 10/1/04 (MBIA Insured) (c)  Aaa  290,000  323,782
 6.50% 10/1/05 (MBIA Insured) (c)  Aaa  310,000  351,025
 6.50% 10/1/06 (MBIA Insured) (c)  Aaa  325,000  369,298
 6.75% 10/1/07 (MBIA Insured) (c)  Aaa  350,000  407,530
 6.75% 10/1/08 (MBIA Insured) (c)  Aaa  375,000  439,178
 6.75% 10/1/09 (MBIA Insured) (c)  Aaa  400,000  472,400
 6.75% 10/1/10 (MBIA Insured) (c)  Aaa  425,000  506,133
Naples Hosp. Rev. Rfdg.
(Naples Commty. Hosp., Inc. Proj.)
5.10% 10/1/07 (MBIA Insured)  Aaa  1,500,000  1,554,615
North Broward Hosp. Dist. Hosp. Rev. Rfdg.
6.40% 1/1/06 (MBIA Insured)
(Pre-Refunded to 1/1/02 @ 102) (d)  Aaa  950,000  1,038,417
North Miami Edl. Facs. Rev.
(Johnson & Wales Univ. Proj.)
Series A, 6.125% 4/1/20  -  6,605,000  6,898,526
Orange County Health Facs. Auth. Hosp. Rev.:
 (Orlando Reg'l. Healthcare) Series A,
 6.25% 10/1/18 (MBIA Insured)  Aaa  2,500,000  2,903,150
 Rfdg. (Adventist Health Sys.) 5.75% 11/15/05
 (AMBAC Insured)  Aaa  2,000,000  2,166,040
Orange County Hsg. Fin. Auth. Single-Family
Mtg. Rev. (Mtg. Backed Securities Prog.)
6.40% 10/1/14 (GMNA Coll.) (c)  AAA  1,465,000  1,581,790
Orange County Tourist Dev. Tax Rev. Rfdg.
Series A, 5.85% 10/1/08 (MBIA Insured)  Aaa  1,795,000  1,992,594
Orlando & Orange County Expressway Auth.
Rev. 5.097% 7/1/04 (FGIC Insured)  Aaa  2,200,000  2,296,910
Orlando Util. Commission Wtr. & Elec. Rev.:
 Rfdg.:
  6% 10/1/10  Aa1  2,505,000  2,828,846
  Sub-Series A, 5% 10/1/20  Aa2  5,745,000  5,623,838
  Sub-Series D, 6.75% 10/1/17  Aa2  7,000,000  8,487,430
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
FLORIDA - CONTINUED
Orlando Util. Commission Wtr. & Elec. Rev.: - continued
 Sub-Series A, 6.50% 10/1/20
 (Pre-Refunded to 10/1/01 @ 102) (d)  Aaa $ 5,055,000 $ 5,533,355
 5.538% 10/31/13  Aa2  9,400,000  9,759,174
Palm Beach County Health Facs. Auth. Rev.:
 (Retirement Commty.-Adult Commty. Total
 Svc. Inc.) 5.625% 11/15/20  A-  2,500,000  2,583,650
 (Waterford Proj.) 5.50% 10/1/15  BBB  2,000,000  2,006,920
Pasco County Solid Waste Disp. & Resource
Recovery Sys. Rev.:
  5.75% 4/1/04 (AMBAC Insured) (c)  Aaa  3,380,000  3,615,011
  6% 4/1/10 (AMBAC Insured) (c)  Aaa  5,770,000  6,442,551
  6% 4/1/11 (AMBAC Insured) (c)  Aaa  5,000,000  5,578,350
Pensacola Arpt. Rev. Rfdg. Series A,
6.125% 10/1/18 (MBIA Insured) (c)(e)  Aaa  1,500,000  1,621,680
Plantation Health Facs. Auth. Rev.
(Covenant Retirement Commty. Inc.)
7.75% 12/1/22 (Pre-Refunded to
12/1/02 @ 102) (d)  -  2,500,000  2,907,125
Polk County Ind. Dev. Auth. Ind. Dev. Rev.
(Winter Haven Hosp.) Series 2,
6.25% 9/1/15 (MBIA Insured)  Aaa  1,465,000  1,595,693
Sarasota County Util. Sys. Rev. Rfdg. Series A,
6% 10/1/05 (FGIC Insured)  Aaa  1,830,000  2,020,137
Sarasota Wtr. & Swr. Util. Rev. Rfdg.
6.25% 10/1/04 (FGIC Insured)  Aaa  1,450,000  1,610,907
South Miami Health Facs. Auth. Hosp. Rev. Rfdg.
(Baptist Health Sys. Oblig. Group)
5.50% 10/1/05 (MBIA Insured)  Aaa  1,980,000  2,125,372
St. Lucie (Port of) Util. Rev. Rfdg. & Impt.
Series A, 5.125% 9/1/27 (MBIA Insured)  Aaa  4,750,000  4,704,543
Sumter County School Dist. Rev.
(Multi-Dist. Loan Prog.) 7.15% 11/1/15
(FSA Insured)  Aaa  1,000,000  1,256,130
Sunrise Util. Sys. Rev. (Cap. Appreciation)
Series A:
  0% 10/1/00 (AMBAC Insured)  Aaa  1,070,000  974,863
  0% 10/1/01 (AMBAC Insured)  Aaa  1,225,000  1,069,180
  0% 10/1/02 (AMBAC Insured)  Aaa  1,000,000  833,760
Sunshine Gov't. Fing. Commission Rev. Series B,
5.50% 10/1/05 (FGIC Insured)  Aaa  1,000,000  1,072,770
Tampa Health Auth. Rev. (Catholic Health Sys.)
Series A-1:
  5.50% 11/15/08 (MBIA Insured)  Aaa  1,000,000  1,071,870
  5% 11/15/09 (MBIA Insured)  Aaa  1,000,000  1,028,630
  4.70% 11/15/10 (MBIA Insured)  Aaa  2,000,000  1,989,980
  5.50% 11/15/14 (MBIA Insured)  Aaa  1,000,000  1,061,280
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
FLORIDA - CONTINUED
Tampa Rev. (Allegheny Health Sys. - St. Joseph):
 6.70% 12/1/07 (MBIA Insured)
 (Pre-Refunded to 12/1/01 @ 102) (d)  Aaa $ 2,535,000 $ 2,800,288
 6.75% 12/1/17 (MBIA Insured)  Aaa  150,000  165,939
Tampa Sports Auth. Rev. 6% 1/1/05
(MBIA Insured)  Aaa  2,235,000  2,446,453
Tarpon Springs Health Facs. Auth. Hosp. Rev.
(Helen Ellis Mem. Hosp. Proj.):
  7.50% 5/1/11  BBB-  1,225,000  1,319,494
  7.625% 5/1/21  BBB-  4,245,000  4,574,624
Volusia County Edl. Facs. Auth. Rev.
(Embry Riddle Aeronaut Univ.)
6.125% 10/15/16  Baa2  2,500,000  2,680,200
   420,554,373
PUERTO RICO - 1.3%
Puerto Rico Elec. Pwr. Auth. Pwr. Rev.:
 Rfdg. Series W, 6.50% 7/1/05 (MBIA Insured)  Aaa  3,000,000
3,406,950
 Series W, 6.50% 7/1/06 (MBIA Insured)  Aaa  2,000,000  2,296,460
   5,703,410
TOTAL MUNICIPAL BONDS
(Cost $403,401,858)   426,257,783
MUNICIPAL NOTES (B) - 4.0%
FLORIDA - 4.0%
Dade County Health Facs. Auth. Hosp. Rev.
(Miami Childrens Hosp. Proj.) Series 1990,
4%, LOC Barnett Bank, VRDN  VMIG 1  400,000  400,000
Dade County Ind. Dev. Auth. Rev.
(Florida Pwr. & Lt. Co. Proj.) Series 1993,
4.05%, VRDN  VMIG 1  900,000  900,000
Jacksonville Health Facs. Auth. Hosp. Rev.
(Genesis Rehabilitation Hosp.) Series 1996,
4.05%, LOC Barnett Bank, NA, VRDN  VMIG 1  8,900,000  8,900,000
Martin County Poll. Cont. Rev. Rfdg.
(Florida Pwr. & Lt. Co. Proj.) Series 1994,
3.95%, VRDN  A-1+  2,400,000  2,400,000
Pinellas County Health Facs. Auth. Rev.
(Pooled Hosp. Loan Prog.) 4%,
LOC Chase Manhattan Bank, VRDN  VMIG 1  1,800,000  1,800,000
MUNICIPAL NOTES (B) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
FLORIDA - CONTINUED
Putnam County Poll. Cont. Rev. Rfdg.
(Florida Power & Light Co. Proj.)
3.95%, VRDN VMIG 1 $ 1,780,000 $ 1,780,000
Tampa Sports Auth. Rev. Participating VRDN,
Series 1997 SGA-61, 4% (Liquidity Facility
Societe Generale) (f) A-1+  1,600,000  1,600,000
TOTAL MUNICIPAL NOTES
(Cost $17,780,000)   17,780,000
TOTAL INVESTMENTS - 100%
(Cost $421,181,858)  $ 444,037,783
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
(a) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d) Security collateralized by an amount sufficient to pay interest and principal.
(e) Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
(f) Provides evidence of ownership in one or more underlying municipal bonds.
(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).
Additional information on each holding is as follows:
 ACQUISITION COST
SECURITY DATE
Jacksonville Ind. Dev.
 Rev. Rfdg. (Cargill,
 Inc. Proj.) 6.40%
 3/1/11 7/9/92 $1,250,000
OTHER INFORMATION
The fund invested in securities that are not registered under the Securities Act of 1933. These securities are subject to legal or contractual restrictions on resale. At the end of the period, restricted securities (excluding 144A issues) amounted to $1,341,738 or 0.3% of net assets (see Note 2 of the Notes to Financial Statements).
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 80.2% AAA, AA, A 84.0%
Baa 7.3% BBB  4.8%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by Moody's or S&P amounted to 3.5%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
Transportation   16.1%
Electric Revenue   15.7
Health Care   15.4
Escrowed/Pre-Refunded   10.4
Special Tax   10.4
General Obligation   9.6
Resource Recovery   7.8
Water & Sewer   7.6
Others (individually less than 5%)   7.0
TOTAL   100.0%
INCOME TAX INFORMATION
At May 31, 1998, the aggregate cost of investment securities for income tax purposes was $421,214,123. Net unrealized appreciation aggregated $22,823,660, of which $22,967,685 related to appreciated investment securities and $144,025 related to depreciated investment securities.
At November 30, 1997, the fund was required to defer approximately $348,000 of losses on futures contracts.
SPARTAN FLORIDA MUNICIPAL INCOME FUND


FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
                                                              MAY 31, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $421,181,858) -                 $ 444,037,783
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR FUND SHARES SOLD                                           118,204

INTEREST RECEIVABLE                                                       5,420,862

 TOTAL ASSETS                                                             449,576,849

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                   $ 105,553

PAYABLE FOR INVESTMENTS PURCHASED                            2,655,585
REGULAR DELIVERY

 DELAYED DELIVERY                                            14,574,584

PAYABLE FOR FUND SHARES REDEEMED                             394,785

DISTRIBUTIONS PAYABLE                                        625,755

ACCRUED MANAGEMENT FEE                                       199,232

OTHER PAYABLES AND ACCRUED EXPENSES                          2,757

 TOTAL LIABILITIES                                                        18,558,251

NET ASSETS                                                               $ 431,018,598

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                          $ 406,050,403

ACCUMULATED UNDISTRIBUTED NET REALIZED                                    2,112,270
GAIN (LOSS) ON INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                 22,855,925

NET ASSETS, FOR 37,462,419 SHARES OUTSTANDING                            $ 431,018,598

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                  $11.51
SHARE ($431,018,598 (DIVIDED BY) 37,462,419 SHARES)



STATEMENT OF OPERATIONS
                                           SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

INTEREST INCOME                                                        $ 10,913,847

EXPENSES

MANAGEMENT FEE                                            $ 1,163,893

NON-INTERESTED TRUSTEES' COMPENSATION                      883

 TOTAL EXPENSES BEFORE REDUCTIONS                          1,164,776

 EXPENSE REDUCTIONS                                        (7,569)      1,157,207

NET INTEREST INCOME                                                     9,756,640

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                     2,593,332

 FUTURES CONTRACTS                                         131,347      2,724,679

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                     2,197,107

 FUTURES CONTRACTS                                         (27,292)     2,169,815

NET GAIN (LOSS)                                                         4,894,494

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM                   $ 14,651,134
OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
                                                        SIX MONTHS ENDED   YEAR ENDED
                                                        MAY 31, 1998       NOVEMBER 30,
                                                        (UNAUDITED)        1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                              $ 9,756,640        $ 18,929,649
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                2,724,679          3,031,450

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)    2,169,815          3,539,368

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING         14,651,134         25,500,467
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                            (9,756,640)        (18,929,649)
FROM NET INTEREST INCOME

 FROM NET REALIZED GAIN                                  (1,809,138)        -

 TOTAL DISTRIBUTIONS                                     (11,565,778)       (18,929,649)

SHARE TRANSACTIONS                                       40,843,594         58,696,099
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                           7,402,831          11,745,882

 COST OF SHARES REDEEMED                                 (28,713,330)       (59,766,704)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING         19,533,095         10,675,277
  FROM SHARE TRANSACTIONS

 REDEMPTION FEES                                         9,384              14,605

  TOTAL INCREASE (DECREASE) IN NET ASSETS                22,627,835         17,260,700

NET ASSETS

 BEGINNING OF PERIOD                                     408,390,763        391,130,063

 END OF PERIOD                                          $ 431,018,598      $ 408,390,763

OTHER INFORMATION
SHARES

 SOLD                                                    3,549,234          5,240,127

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                 643,929            1,048,112

 REDEEMED                                                (2,498,687)        (5,343,762)

 NET INCREASE (DECREASE)                                 1,694,476          944,477




FINANCIAL HIGHLIGHTS
                              SIX MONTHS ENDED                 YEARS ENDED NOVEMBER 30,
                              MAY 31, 1998

                              (UNAUDITED)        1997       1996       1995       1994 F     1993
SELECTED PER-SHARE DATA

NET ASSET VALUE,              $ 11.420           $ 11.230   $ 11.180   $ 9.740    $ 11.290   $ 10.520
BEGINNING OF PERIOD

INCOME FROM INVEST-            .264                .539       .546       .573       .587       .615
MENT OPERATIONS
NET INTEREST INCOME

 NET REALIZED AND              .140                .190       .054       1.439      (1.352)    .777
 UNREALIZED
 GAIN (LOSS)

 TOTAL FROM INVEST-            .404                .729       .600       2.012      (.765)     1.392
 MENT OPERATIONS



LESS DISTRIBUTIONS

 FROM NET INTEREST             (.264)              (.539)     (.546)     (.573)     (.587)     (.615)
 INCOME

 FROM NET                      (.050)               -         (.005)     -          (.200)     (.010)
 REALIZED GAIN

 TOTAL DISTRIBUTIONS           (.314)              (.539)     (.551)     (.573)     (.787)     (.625)

REDEMPTION FEES                .000                 .000       .001       .001       .002       .003
ADDED TO PAID IN
CAPITAL

NET ASSET VALUE, END          $ 11.510             $ 11.420   $ 11.230   $ 11.180   $ 9.740    $ 11.290
OF PERIOD

TOTAL RETURN B, C              3.57%               6.69%      5.59%      21.09%     (7.19)%    13.52%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF            $ 431,019            $ 408,391  $ 391,130  $ 395,991  $ 335,551  $ 428,367
PERIOD
(000 OMITTED)

RATIO OF EXPENSES TO           .55% A              .55%       .55%       .55%       .54% D     .25% D
AVERAGE NET ASSETS

RATIO OF EXPENSES TO           .55% A              .55%       .54% E     .55%       .54%       .25%
AVERAGE NET ASSETS
AFTER EXPENSE
REDUCTIONS

RATIO OF NET INTEREST          4.61% A             4.81%      4.96%      5.37%      5.49%      5.52%
INCOME TO AVERAGE
NET ASSETS

PORTFOLIO TURNOVER RATE        30% A               25%        28%        65%        49%        50%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER
  HAD CERTAIN EXPENSES NOT BEEN REDUCED
  DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE FORMER
  ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF
  LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FMR AGREED TO REIMBURSE A PORTION OF THE
  FUND'S EXPENSES DURING THE PERIOD. WITHOUT
  THIS REIMBURSEMENT, THE FUND'S EXPENSE
  RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING
  ARRANGEMENTS WITH THIRD PARTIES WHO EITHER
  PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
F EFFECTIVE DECEMBER 1, 1993, THE FUND ADOPTED
  STATEMENT OF POSITION 93-2, "DETERMINATION,
  DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION
  OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL
  DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT,
  NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN
  RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.

SPARTAN FLORIDA MUNICIPAL MONEY MARKET FUND

PERFORMANCE: THE BOTTOM LINE


To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and the effect of the $5 account closeout fee on an average size account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED MAY 31, 1998               PAST 6  PAST 1  PAST 5  LIFE OF
                                         MONTHS  YEAR    YEARS   FUND

SPARTAN FL MUNICIPAL MONEY MARKET        1.61%   3.32%   16.31%  18.73%

ALL TAX-FREE MONEY MARKET FUNDS AVERAGE  1.53%   3.13%   15.16%  17.23%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on August 24, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the all tax-free money market funds average, which reflects the performance of mutual funds with similar objectives tracked by IBC Financial Data, Inc. The past six months average represents a peer group of 442 mutual funds. (The periods covered by the IBC Financial Data, Inc. numbers are the closest available match to those covered by the fund.)
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED MAY 31, 1998                    PAST 1  PAST 5  LIFE OF
                                              YEAR    YEARS   FUND

SPARTAN FL MUNICIPAL MONEY MARKET             3.32%   3.07%   3.02%

ALL TAX-FREE MONEY MARKET FUNDS AVERAGE       3.13%   2.86%   2.76%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
YIELDS
                            6/1/98  3/2/98  12/1/97  9/1/97  6/2/97



SPARTAN FLORIDA MUNICIPAL   3.45%   3.07%   3.46%    3.09%   3.40%
 MONEY MARKET FUND



ALL TAX-FREE MONEY MARKET   3.22%   2.92%   3.28%    2.98%   3.27%
 FUNDS AVERAGE



SPARTAN FLORIDA MUNICIPAL   5.39%   4.80%   5.41%    4.83%   5.31%
 MONEY MARKET FUND -
 TAX-EQUIVALENT


YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all tax-free money market funds average. Or you can look at the fund's tax-equivalent yield, which is based on an effective 1998 federal tax rate of 36%. A portion of the fund's income may be subject to the alternative minimum tax. Figures for the all tax-free money market funds average are from IBC Financial Data, Inc.
A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

COMPARING
PERFORMANCE
Yields on tax-free investments
are usually lower than yields on
taxable investments. However, a
straight comparison between the
two may be misleading because
it ignores the way taxes reduce
taxable returns. Tax-equivalent
yield - the yield you'd have to
earn on a similar taxable
investment to match the tax-free
yield - makes the comparison
more meaningful. Keep in mind
that the U.S. government
neither insures nor guarantees a
money market fund. In fact,
there is no assurance that a
money fund will maintain a $1
share price.
(checkmark)

SPARTAN FLORIDA MUNICIPAL MONEY MARKET FUND

FUND TALK: THE MANAGER'S OVERVIEW


An interview with Scott Orr, Portfolio Manager of Spartan Florida Municipal Money Market Fund
Q. SCOTT, WHAT WAS THE INVESTING ENVIRONMENT LIKE OVER THE PAST SIX
MONTHS?
A. Investors spent much of the period trying to determine when the Federal Reserve Board might raise the fed funds rate - the rate banks charge each other for overnight loans - as a way to slow the economy and thus head off inflation. The economy continued to chug along at a fairly strong pace and unemployment numbers were incredibly low - coming in at 4.3% in April. But despite this period of continuing expansion, wage pressures did not arise and inflation remained benign. Under normal circumstances, the possibility of future inflation created by these low unemployment numbers likely would have led the Fed to raise rates. But the economic and political turmoil in Asia kept the Fed on the sidelines during the period. In fact, the fed funds rate has remained unchanged at 5.5% for the past year.
Q. WHY WAS THE ASIAN TURMOIL ABLE TO OFFSET U.S. ECONOMIC STRENGTH IN THE FED'S DECISION ON MONETARY POLICY?
A. For two reasons. The Fed didn't want to make the situation in Asia worse by raising short-term interest rates here, especially considering the financial and political unrest in countries such as Indonesia at the end of the period. An increase in short-term rates in the U.S. would likely have strengthened the U.S. dollar even more versus Asian currencies, which could have further hurt their markets. In other words, the Fed was asking itself, "Why make the Asian markets more volatile by raising rates in the U.S.?" The other factor was the possibility that the Asian turmoil would have translated into a reduction of U.S. net exports, which would likely have had a dampening effect of its own on the U.S. economy and inflation.
Q. WHAT WAS THE FUND'S STRATEGY DURING THIS PERIOD?
A. A flood of money typically enters this fund at year-end because the fund provides investors with a unique tax shelter from the Florida intangible tax. Because of that factor, the fund began the period with about $421 million in assets and its average maturity was about 33 days. One month later, on January 1, the fund's assets had more than doubled to almost $1 billion. Because I expected that much of the fund's new assets would not remain in the fund over the long term, I invested in extremely short-term securities, such as daily and weekly variable-rate notes and commercial paper that would mature in early January. In early January, the fund's average maturity fell to as low as 16 days. As of January 31, the fund's assets were back down to about $545 million. During the rest of the period, I invested a portion of the fund in out-of-state variable-rate paper that would mature before December to take advantage of higher yields. The fund must be fully invested in Florida securities by year-end. I also spent much of the period seeking fixed-rate Florida securities that mature after December 31, 1997. As a result of these two strategies, the fund's average maturity was extended to 35 days at the end of the period.
Q. HOW DID THE FUND PERFORM?
A. The fund's seven-day yield on May 31, 1998, was 3.45%, compared to 3.47% six months ago. The more recent seven-day yield was the equivalent of a 5.39% taxable rate of return for Florida investors in the 36% federal income tax bracket. Through May 31, 1998, the fund's six-month total return was 1.61%, compared to 1.53% for the all tax-free money market funds average, according to IBC Financial Data, Inc.
Q. WHAT'S YOUR OUTLOOK?
A. There's one important wildcard: what happens in Asia. If we continue to see the same level of turmoil there, I believe the Fed may be obligated to stay on the sidelines. There's a lot of risk that a rate increase in the U.S. could cause increased volatility in global markets. Without a rate increase, the U.S. economy still might slow as a result of fewer U.S. exports. In this case, the Asian situation would do the Fed's job for them. The strength of the U.S. economy, in light of the Asian situation, has left the Fed at an impasse. And, although I believe the next Fed move will be to raise rates, I don't believe it will be any time soon. The only factor that could change the Fed's stance in the next few months would be real signs of inflation - wage pressures as reflected in the employment cost index or higher-than-expected increases in the consumer price index or the producer price index. At that point, the Fed may risk causing more problems in Asia to keep the U.S. economy on good footing.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
FUND FACTS
GOAL: HIGH CURRENT TAX-FREE
INCOME AND EXEMPTION FROM
THE FLORIDA INTANGIBLE TAX,
WHILE MAINTAINING A STABLE $1
SHARE PRICE BY INVESTING IN
HIGH-QUALITY, SHORT-TERM
MUNICIPAL MONEY MARKET
SECURITIES
FUND NUMBER: 428
TRADING SYMBOL: FSFXX
START DATE: AUGUST 24, 1992
SIZE: AS OF MAY 31, 1998,
MORE THAN $443 MILLION
MANAGER: SCOTT ORR, SINCE
1997; MANAGER, VARIOUS
FIDELITY AND SPARTAN MUNICIPAL
MONEY MARKET FUNDS; JOINED
FIDELITY IN 1989
(CHECKMARK)
SPARTAN FLORIDA MUNICIPAL MONEY MARKET FUND

INVESTMENT CHANGES


MATURITY DIVERSIFICATION
DAYS       % OF FUND ASSETS  % OF FUND ASSETS  % OF FUND ASSETS
           5/31/98           11/30/97          5/31/97

  0 - 30   78                70                73

 31 - 90   6                 22                16

 91 - 180  11                4                 7

181 - 397  5                 4                 4

WEIGHTED AVERAGE MATURITY
                            5/31/98  11/30/97  5/31/97

SPARTAN FLORIDA MUNICIPAL
MONEY MARKET FUND           35 DAYS  33 DAYS   31 DAYS

ALL TAX-FREE MONEY MARKET
FUNDS AVERAGE*              36 DAYS  50 DAYS   38 DAYS

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF MAY 31, 1998  AS OF NOVEMBER 30, 1997
Row: 1, Col: 1, Value: 1.0
Row: 1, Col: 2, Value: 1.0
Row: 1, Col: 3, Value: 9.0
Row: 1, Col: 4, Value: 15.0
Row: 1, Col: 5, Value: 74.0
Row: 1, Col: 1, Value: 1.0
Row: 1, Col: 2, Value: 2.0
Row: 1, Col: 3, Value: 9.0
Row: 1, Col: 4, Value: 24.0
Row: 1, Col: 5, Value: 64.0
Variable rate
demand notes
(VRDNs) 74%
Commercial paper
(including CP
mode) 15%
Tender bonds 9%
Municipal
notes 1%
Other 1%
Variable rate
demand notes
(VRDNs) 64%
Commercial paper
(including CP
mode) 24%
Tender bonds 9%
Municipal
notes 2%
Other 1%
*SOURCE: IBC'S MONEY FUND REPORT(registered trademark)
SPARTAN FLORIDA MUNICIPAL MONEY MARKET FUND

INVESTMENTS MAY 31, 1998 (UNAUDITED)
Showing Percentage of Investment in Securities


MUNICIPAL SECURITIES (A) - 100%
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
ALABAMA - 0.3%
Phenix Ind. Dev. Envir. Impt. (Mead Coated Board Proj.)
Series 1996, 4.05%, LOC Bayerische Vereinsbank AG,
VRDN (b) $ 1,200,000 $ 1,200,000
ARKANSAS - 0.2%
Arkansas Dev. Fin. Auth. Multi-Family Hsg. Rev. (Kiehl
Partners LP Proj.) Series 1998, 4%, LOC Bank One,
Louisiana, NA, VRDN (b)  1,000,000  1,000,000
FLORIDA - 82.8%
Broward County Hsg. Fin. Auth. Multi-Family Hsg. Rev.
(Palm Aire-Oxford Proj.) Series 1990,
4% (Continental Casualty Co. Guaranteed) VRDN 1,800,000 1,800,000 Broward County Ind. Dev. Auth.:
 (Femc & Fast Industries, Inc.) 4%, LOC SunTrust Bank,
 South Florida, NA, VRDN  1,500,000  1,500,000
 (Heico Aerospace Corp. Proj.) 4%, LOC SunTrust Bank,
 South Florida, NA, VRDN (b)  1,000,000  1,000,000
 (Rib Associates Proj.) Series 1989, 4%, LOC SunTrust
 Bank, Orlando, VRDN (b)  1,165,000  1,165,000
Broward County School Dist. Auth. Bonds 7.125% 2/15/08
(Pre-Refunded to 2/15/99 @ 102) (c)  5,390,000  5,625,059
Clay County Hsg. Fin. Auth. Participating VRDN,
Series PT-61, 4.04%, LOC Bayerische
Hypotheken und Wechsel Bank (d)  3,130,000  3,130,000
Dade County Cap. Asset Allocation Spl. Oblig. Rev.
Series 1990, 4.40%, LOC Sanwa Bank Ltd., VRDN  900,000  900,000
Dade County Hsg. Fin. Auth. Rev.:
 Bonds Single Family Mort. Rev. Series 1997 C,
 4.05%, tender 10/16/98 (FGIC Capital
 Markets Svcs. Guaranteed) (b)  3,800,000  3,800,000
 Participating VRDN, Series 1995 B, 4.04%
 (Liquidity Facility Bank of America) (d)  6,810,000  6,810,000
Dade County Ind. Dev. Auth. Rev.:
 (Guastafeste Proj.):
  Series 1987, 4%, LOC SunTrust Bank, Orlando, NA,
  VRDN (b)  2,740,000  2,740,000
  Series 1991, 4%, LOC SunTrust Bank, Miami, NA,
  VRDN (b)  1,360,000  1,360,000
 (Michael-Ann Russell Jewish Commty. Center) 3.90%,
 LOC SunTrust Bank, Miami, NA, VRDN (b)  900,000  900,000
 (Royal Store Fixtures Corp. Proj.) 4%,
 LOC SunTrust Bank, Miami, NA, VRDN (b)  2,020,000  2,020,000
Dade County Multi-Family Hsg. Rev. (Biscayne View
Apts. Proj.) Series 1993, 4.10% (Commonwealth Life
Insurance Co. Guaranteed) VRDN (b)  28,475,000  28,475,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
FLORIDA - CONTINUED
Dade County Wtr. & Swr. Sys. Rev. Participating VRDN,
Series SG-74, 4.02% (Liquidity Facility Societe Generale) (d) $ 11,110,000 $ 11,110,000
Daytona Beach Med. Ctr. TAN (Halifax Hosp. Med. Ctr.)
Series 98, 4% 4/15/99, LOC Barnett Bank, NA  2,650,000  2,657,779
Escambia County Hsg. Fin. Auth. Single Family Mortgage Rev. Participating VRDN, 4.04% (Liquidity Facility
Merrill Lynch & Co., Inc.) (d)  1,840,000  1,840,000
Escambia County Poll. Cont. Rev. Rfdg. (Monsanto Co. Proj.)
Series 1994, 3.85%, VRDN  4,775,000  4,775,000
Escambia County Solid Waste Disp. Rev. (Monsanto Co. Proj.)
Series 1993, 3.95%, VRDN (b)  5,300,000  5,300,000
Eustis Multi Purpose Rev. Series 1997A,
3.90%, LOC SunTrust Bank, Central Florida, NA, VRDN  1,300,000
1,300,000
Florida Board of Ed. Admin. Cap. Outlay (Pub. Ed.)
Participating VRDN, Series 1995, 4.02%
(Liquidity Facility Societe Generale) (d) 7,470,000 7,470,000 Florida Board of Ed. Participating VRDN:
 Series 1995 A, 4.02% (Liquidity Facility Citibank, NA) (d)  9,500,000
9,500,000
 Series 98-A, 4.02% (Liquidity Facility Merrill
 Lynch & Co., Inc.) (d)  4,600,000  4,600,000
Florida Dept. of Envir. Protection Preservation 2000
Participating VRDN:
  3.85% (Liquidity Facility Bankers Trust Co.)
  (FSA Insured) (d)  4,365,000  4,365,000
  Series FR/RI-A18, 4% (Liquidity Facility Nat'l.
  Westminster Bank, PLC) (d)  2,500,000  2,500,000
Florida Dept. of Trans. Participating VRDN,
4.02% (Liquidity Facility Societe Generale) (d)  13,010,000
13,010,000
Florida Gen. Oblig. Participating VRDN, Series 1997,
4.02% (Liquidity Facility Merrill Lynch & Co., Inc.) (d)  3,000,000
3,000,000
Florida Hsg. Fin. Agcy.:
 Bonds:
  (Homeowner Mortgage Rev.) Series 5, 3.80%
  tender 6/15/99 (FGIC Insured)  4,300,000  4,300,000
  (Oaks at Mill Creek Proj.) Series OO 1985, 3.85%,
  tender 11/1/98, LOC Chase Manhattan Bank 3,065,000 3,065,000 (Village Place Proj.) Series 1985 LL, 3.85%, tender
  11/1/98, LOC Chase Manhattan Bank  3,000,000  3,000,000
 Participating VRDN, Series 98, 4.10% (Liquidity Facility
 Bank of New York, NA) (d)  4,400,000  4,400,000
 (Ashley Lake Park II Proj.) Series 1989 J, 4%,
 LOC Barclays Bank, VRDN  1,900,000  1,900,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
FLORIDA - CONTINUED
Florida Hsg. Fin. Agcy.: - continued
 (Banyan Bay Apts. Proj.) 4%, LOC PNC Bank,
 Kentucky, VRDN (b) $ 5,275,000 $ 5,275,000
 (Heron Park Partners Ltd.) 4%, LOC NationsBank,
 NA VRDN  3,300,000  3,300,000
 Multi-Family Hsg. Rev. Rfdg.:
  (Brandon-Oxford Proj.) Series 1990 C, 4%
  (Continental Casualty Co. Guaranteed) VRDN 13,100,000 13,100,000 (Hillsborough-Oxford Proj.) Series D, 4%
  (Continental Casualty Co. Guaranteed) VRDN 5,590,000 5,590,000 Florida Local Gov't. Fin. Commission Rev. Series A, CP:
 3.75% 7/14/98, LOC First Union Nat'l. Bank  1,600,000  1,600,000
 3.75% 9/4/98, LOC First Union Nat'l. Bank  9,080,000  9,080,000
Fort Myers Improvement Rev. Participating VRDN,
Series PA-180, 4.02% (Liquidity Facility Merrill
Lynch & Co., Inc.) (d)  1,950,000  1,950,000
Hillsborough County Aviation Auth. (Tampa Int'l. Arpt.) CP:
2nd Series:
  3.60% 7/17/98, LOC Nat'l. Westminster Bank, PLC (b)  5,100,000
5,100,000
  3.70% 9/9/98, LOC Nat'l. Westminster Bank, PLC (b)  1,000,000
1,000,000
  3.70% 9/11/98, LOC Nat'l. Westminster Bank, PLC (b)  3,600,000
3,600,000
 3.60% 7/17/98, LOC Nat'l. Westminster Bank, PLC (b)  3,900,000
3,900,000
 3.70% 9/11/98, LOC Nat'l. Westminster Bank, PLC (b)  1,800,000
1,800,000
Hillsborough County Ind. Dev. Rev. (Vigo Importing Co. Proj.):
 4.05% LOC NationsBank, NA, South, VRDN (b)  1,340,000  1,340,000
 4.35% LOC Barnett Bank, NA, VRDN (b)  1,300,000  1,300,000
Indian River County Hosp. Dist. Bonds Hosp. Rev.:
 Series 1988:
  3.70%, 9/10/98, LOC Kredietbank, NV, CP mode  4,700,000  4,700,000
  3.70%, 9/11/98, LOC Kredietbank, NV, CP mode  4,350,000  4,350,000
 Series 1989, 3.65%, 9/10/98, LOC Kredietbank,
 NV, CP mode  1,800,000  1,800,000
 Series 1990, 3.70%, 9/10/98, LOC Kredietbank,
 NV, CP mode  2,000,000  2,000,000
Jacksonville Health Fac. Auth. Participating VRDN,
Series 1996 M, 4.02% (Liquidity Facility Caisse
des Depots et Consignations) (d)  14,980,000  14,980,000
Jacksonville Hosp. Rev. (Univ. Med. Ctr. Proj.):
 Series 1988, 4.25%, LOC Sumitomo Bank Ltd., VRDN  5,100,000
5,100,000
 Series 1989, 4.25%, LOC Sumitomo Bank Ltd., VRDN  4,800,000
4,800,000
Jacksonville Ind. Dev. Rev. (Samuel C. Taylor Foundation
1987 Proj.) 4%, LOC Barnett Bank Nat'l. Assoc., VRDN  4,600,000
4,600,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
FLORIDA - CONTINUED
Lee County Hosp. Board Hosp. Rev. Bonds (Lee Memorial
Hosp. Proj.) Series 1997-B:
  3.95%, 6/2/98 (Liquidity Facility SunTrust Bank,
  Central Florida, NA) CP mode $ 4,000,000 $ 4,000,000
  3.85%, 9/15/98 (Liquidity Facility SunTrust Bank,
  Central Florida, NA) CP mode  2,100,000  2,100,000
Mount Dora Health Fac. Auth. Rev. (Waterman
Village Proj.) Series 1996A, 3.85%, LOC Barnett
Bank, VRDN  4,000,000  4,000,000
Okeechobee County Solid Waste Rev. (Chambers Waste
Sys.) Series 1992, 4%, LOC Morgan Guaranty Trust NY,
VRDN (b)  8,600,000  8,600,000
Orange County Health Fac. Auth. Participating VRDN,
Series PA-95, 4% (Liquidity Facility Merrill Lynch & Co.) (d)
3,985,000  3,985,000
Orange County Hsg. Fin. Auth. Multi-Family Hsg. Rev.:
 (Falcon Trace Apt.) Series D, 3.86%, LOC AmSouth
 Bank, NA, VRDN (b)  4,050,000  4,050,000
 (Regal Pointe Apts.) Series 1997 A, 4.05%, LOC
 NationsBank, NA VRDN  5,893,000  5,893,000
 (Westlake Club Proj.) Series 91A, 3.90% (Continental
 Casualty Co.) VRDN  5,950,000  5,950,000
 Series 1997 D, 3.86%, LOC Key Bank Nat'l. Assoc., VRDN  4,000,000
4,000,000
Orlando Util. Commission Wtr. & Elec. Participating VRDN,
Series SG-18, 4.02% (Liquidity Facility Societe Generale) (d)
4,365,000  4,365,000
Palm Beach County Hsg. Fin. Auth. Rev.:
 (Lake Crystal Apts. Proj. Phase II) Series 1988 A,
 4.05%, LOC Citibank, VRDN (b)  1,785,000  1,785,000
 Single Family Mtg. Rev. Bonds Series B, 3.95%
 tender 7/1/98  7,000,000  7,000,000
Pasco County Hsg. Fin. Auth. Multi-Family Hsg. Rev.
(Carlton Arms of Magnolia Valley) Series 1985,
3.825%, LOC Bankers Trust Company, VRDN 2,000,000 2,000,000 Pensacola Rev. (Harborview Corp. Proj.)
3.90%, LOC AmSouth Bank, NA, Alabama, VRDN 2,805,000 2,805,000 Pinellas County Hsg. Fin. Agcy. Single Family Hsg. Bonds
3.70% tender 2/1/99 (b)  7,500,000  7,500,000
Pinellas County Ind. Dev. Auth. (Hunter Douglas Inc.)
4%, LOC ABN-AMRO Bank, NV, VRDN (b)  2,100,000  2,100,000
Putnam County Dev. Auth. Poll. Cont. Rev. Bonds (Seminole
Elec. Coop.) Series 1984 D, 3.65% tender 6/15/98
(Nat'l. Rural Utils. Coop-CFC Guaranteed) 10,000,000 10,000,000 MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
FLORIDA - CONTINUED
Sarasota County Pub. Hosp. Dist. Bonds (Sarasota
Memorial Hosp.):
  Series A:
   3.75%, 8/13/98, (Liquidity Facility SunTrust Bank,
   Central Florida, NA) CP mode $ 4,300,000 $ 4,300,000
   3.80%, 9/11/98 (Liquidity Facility SunTrust Bank,
   Central Florida, NA) CP mode  1,400,000  1,400,000
  Series 1991, 3.70%, 8/13/98, CP mode  4,000,000  4,000,000
St. John's County Ind. Dev. Auth. (V.A.W. of America)
Series 1997, 3.95%, LOC NationsBank, NA, VRDN  2,940,000  2,940,000
St. Lucie (City of Port) Util. Rev. Participating VRDN,
4.02% (Liquidity Facility Merrill Lynch & Co., Inc) (d)  3,500,000
3,500,000
St. Lucie County Poll. Cont. Rev. Rfdg. Bonds (Florida Lt. &
Pwr. Co.) Series 1994 A, 3.80%, 8/14/98, CP mode  1,250,000  1,250,000
St. Petersburg Cap. Impt. Rev. (Arpt. Proj.) Series 1997C,
4%, LOC SunTrust Bank, Tampa Bay, NA, VRDN (b) 1,340,000 1,340,000 Sunrise Util. Sys. Rev. Participating VRDN:
 Series SG-16, 4% (Liquidity Facility Societe Generale) (d)  5,030,000
5,030,000
 Series SGB-17, 4% (Liquidity Facility Societe Generale) (d)
2,325,000  2,325,000
  355,800,838
ILLINOIS - 2.3%
Illinois Dev. Fin. Auth. Poll. Cont. Rev. Series B,
3.90% (Liquidity Facility First Nat'l. Bank of Chicago)
(MBIA Insured) VRDN (b)  10,000,000  10,000,000
INDIANA - 0.8%
Rockport Ind. Poll. Cont. Rev. Rev. (AK Steel Corp. Proj.)
Series 1997 A, 4%, LOC PNC Bank, Ohio, VRDN  3,500,000  3,500,000
LOUISIANA - 0.4%
Plaquemines Parish Envir. Rev. (BP Exploration & Oil, Inc.)
Series 1994, 4.20%, VRDN (b)  1,500,000  1,500,000
MAINE - 4.7%
Maine Edl. Loan Marketing Corp. Student Loan Rev.
Series 1997 A-2, 4% (BPA Credit Swiss
First Boston) VRDN (b)  20,100,000  20,100,000
NEVADA - 0.4%
Las Vegas Valley Wtr. Dist. Series A, 3.70% 9/10/98,
LOC Union Bank of Switzerland & LOC Westdeutsche
Landesbank Girozentrale, CP  1,500,000  1,500,000
PENNSYLVANIA - 0.2%
Northeastern Hosp. Auth. Hosp. Bonds Central Services
Series B, 3.70%, 9/8/98 (BPA PNC Bank, NA) CP mode  1,000,000
1,000,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT  (NOTE 1)
RHODE ISLAND - 0.4%
Rhode Island Student Loan Auth. (Student Loan Prog.)
Series 1995-1, 4%, LOC Nat'l. Westminster Bank, PLC,
VRDN (b) $ 1,500,000 $ 1,500,000
TENNESSEE - 1.4%
Memphis-Shelby County Arpt. Auth. Series 1996 B-2,
4%, LOC First Union Nat'l. Bank of North Carolina,
VRDN (b)  6,000,000  6,000,000
TEXAS - 6.1%
Brazos River Auth. Poll. Cont. Rev. Rfdg. Bonds (Texas Elec.
Util. Proj.) Series 1994 A, 3.70%, 9/9/98, LOC Canadian
Imperial Bank of Commerce, CP mode (b)  4,000,000  4,000,000
Brazos River Hrb. Navigational Dist. (Dow Chemical
Co. Proj.):
  Series 1997, 4.20%, VRDN (b)  1,100,000  1,100,000
  Series 1998, 4.20%, VRDN (b)  9,800,000  9,800,000
Harris County Hsg. Fin. Corp. (The Mills Apts. Proj.)
3.95% (Fannie Mae Guaranteed) VRDN (b)  3,000,000  3,000,000
North Texas Higher Ed. Auth. Student Loan Rev.:
 Series 1991 C, 4% (AMBAC Insured) (BPA Student Loan
 Marketing Assoc.) VRDN (b)  1,200,000  1,200,000
 Series A, 4% (AMBAC Insured) (Liquidity Facility Student
 Loan Marketing Assoc.) VRDN (b)  800,000  800,000
San Antonio Hsg. Fin. Auth.:
 (Harbor Care Ambassador) 3.95% (Fannie Mae
 Guaranteed) VRDN (b)  2,200,000  2,200,000
 (La Jolla Apts.) 3.95% (Fannie Mae Guaranteed) VRDN (b)  2,000,000
2,000,000
South Texas Higher Ed. Auth. Student Loan Rev. Series 1997,
4% (MBIA Insured) (BPA Student Loan Marketing Assoc.)
VRDN (b)  2,300,000  2,300,000
  26,400,000
TOTAL INVESTMENTS - 100%   $ 429,500,838
Total Cost for Income Tax Purposes  $ 429,500,838
SECURITY TYPE ABBREVIATIONS
CP - Commercial Paper
TAN - Tax Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c) Security collateralized by an amount sufficient to pay interest and principal.
(d) Provides evidence of ownership in one or more underlying municipal bonds.
INCOME TAX INFORMATION
At November 30, 1997, the fund had a capital loss carryforward of approximately $55,500 of which $100, $1,000, $22,000, $4,000, $10,000, and $18,400 will expire on November 30, 2000, 2001, 2002, 2003, 2004 and 2005, respectively.
SPARTAN FLORIDA MUNICIPAL MONEY MARKET FUND


FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
                                                           MAY 31, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE -                                 $ 429,500,838
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR FUND SHARES SOLD                                       11,068,584

INTEREST RECEIVABLE                                                   3,056,340

 TOTAL ASSETS                                                         443,625,762

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                  $ 7,821

PAYABLE FOR FUND SHARES REDEEMED                            141,081

DISTRIBUTIONS PAYABLE                                       36,097

ACCRUED MANAGEMENT FEE                                      183,149

OTHER PAYABLES AND ACCRUED EXPENSES                         2,434

 TOTAL LIABILITIES                                                    370,582

NET ASSETS                                                           $ 443,255,180

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                      $ 443,310,713

ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS                   (55,533)

NET ASSETS, FOR 443,310,713 SHARES OUTSTANDING                       $ 443,255,180

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER              $1.00
SHARE ($443,255,180 (DIVIDED BY) 443,310,713 SHARES)



STATEMENT OF OPERATIONS
                                       SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

INTEREST INCOME                                                     $ 9,684,815

EXPENSES

MANAGEMENT FEE                                         $ 1,313,229

NON-INTERESTED TRUSTEES' COMPENSATION                   1,042

 TOTAL EXPENSES BEFORE REDUCTIONS                       1,314,271

 EXPENSE REDUCTIONS                                     (68,841)     1,245,430

NET INTEREST INCOME                                                  8,439,385

NET REALIZED GAIN (LOSS) ON INVESTMENTS                              14

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 8,439,399



STATEMENT OF CHANGES IN NET ASSETS
                                                          SIX MONTHS ENDED   YEAR ENDED
                                                          MAY 31, 1998       NOVEMBER 30,
                                                          (UNAUDITED)        1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                $ 8,439,385        $ 14,146,091
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                  14                 (18,438)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           8,439,399          14,127,653
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INTEREST INCOME     (8,439,385)        (14,146,091)

SHARE TRANSACTIONS AT NET ASSET VALUE OF $1.00 PER SHARE   751,008,161        772,805,775
PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME    8,045,475          13,506,143

 COST OF SHARES REDEEMED                                   (737,204,260)      (767,165,281)

 NET INCREASE (DECREASE) IN NET ASSETS AND SHARES          21,849,376         19,146,637
RESULTING FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  21,849,390         19,128,199

NET ASSETS

 BEGINNING OF PERIOD                                       421,405,790        402,277,591

 END OF PERIOD                                            $ 443,255,180      $ 421,405,790




FINANCIAL HIGHLIGHTS
                              SIX MONTHS ENDED                 YEARS ENDED NOVEMBER 30,
                              MAY 31, 1998

                              (UNAUDITED)        1997       1996       1995       1994       1993
SELECTED PER-SHARE DATA

NET ASSET VALUE,              $ 1.000            $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
BEGINNING OF
PERIOD

INCOME FROM                    .016              .032       .031       .035       .024       .025
INVESTMENT
OPERATIONS
NET INTEREST
 INCOME

LESS DISTRIBUTIONS

 FROM NET INTEREST             (.016)           (.032)     (.031)     (.035)     (.024)     (.025)
 INCOME

NET ASSET VALUE,              $ 1.000           $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
END OF PERIOD

TOTAL RETURN B, C              1.62%            3.29%      3.17%      3.57%      2.47%      2.51%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END               $ 443,255        $ 421,406  $ 402,278  $ 363,396  $ 337,530  $ 306,741
OF PERIOD
(000 OMITTED)

RATIO OF EXPENSES              .50% A          .50%       .50%       .50%       .46% D     .18% D
TO AVERAGE NET
ASSETS

RATIO OF EXPENSES              .47% A, E       .49% E     .47% E     .50%       .46%       .18%
TO AVERAGE NET
ASSETS AFTER
EXPENSE
REDUCTIONS

RATIO OF NET INTEREST          3.21% A         3.21%      3.15%      3.52%      2.43%      2.48%
INCOME TO
AVERAGE NET
ASSETS


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN
  LOWER HAD CERTAIN EXPENSES NOT BEEN
  REDUCED DURING THE PERIODS SHOWN
  (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT
  CLOSEOUT FEE AND FOR PERIODS OF LESS THAN
  ONE YEAR ARE NOT ANNUALIZED.
D FMR AGREED TO REIMBURSE A PORTION OF THE
  FUND'S EXPENSES DURING THE PERIOD. WITHOUT
  THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO
  WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING
  ARRANGEMENTS WITH THIRD PARTIES WHO EITHER
  PAID OR REDUCED A PORTION OF THE FUND'S
  EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL
  STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended May 31, 1998 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Florida Municipal Income Fund (the income fund) is a fund of Fidelity Court Street Trust. Spartan Florida Municipal Money Market Fund (the money market fund) is a fund of Fidelity Court Street Trust
II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the money market fund and the income fund:
SECURITY VALUATION.
INCOME FUND. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
MONEY MARKET FUND. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market fund, accretion of discount represents unrealized gain until realized at the time of a security disposition or maturity.
EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS -
CONTINUED
generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for market discount, capital loss carryforwards and losses deferred due to futures. The income fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Any taxable income or gain remaining at fiscal year end is distributed in the following year. SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the income fund less than 180 days are subject to a short-term trading fee equal to
 .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., (formerly FMR Texas, Inc.) an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
DELAYED DELIVERY TRANSACTIONS. Each fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased or sold on a delayed delivery basis are identified as such in each applicable fund's schedule of investments. With respect to purchase commitments, each fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
2. OPERATING POLICIES -
CONTINUED
FUTURES CONTRACTS. The income fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
3. PURCHASES AND SALES OF INVESTMENTS.
INCOME FUND. Purchases and sales of securities, other than short-term securities, aggregated $98,692,696 and $62,327,026, respectively.
The market value of futures contracts opened and closed during the period amounted to $12,140,603 and $19,467,783, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .55% and .50% of average net assets for the income and money market funds, respectively.
FMR also bears the cost of providing shareholder services to each fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the money market funds' shareholders which amounted to $3,531 for the period. SUB-ADVISER FEE. As the money market fund's investment sub-adviser, Fidelity Investments Money Management, Inc.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED
SUB-ADVISER FEE - CONTINUED
(formerly FMR Texas, Inc.), a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
5. EXPENSE REDUCTIONS.
FMR has entered into arrangements on behalf of certain funds with the funds' custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. During the period, the income and money market fund's expenses were reduced by $7,569 and $68,841, respectively, under these arrangements.
PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on December 17, 1997. The results of votes taken among shareholders on proposals before them are listed below.
PROPOSAL 1
To elect as Trustees the following twelve nominees.
               # OF              % OF
               SHARES VOTED      SHARES VOTED
RALPH F. COX
AFFIRMATIVE    742,366,479.909   96.787

WITHHELD       24,642,287.090    3.213

TOTAL          767,008,766.999   100.000

PHYLLIS BURKE DAVIS
AFFIRMATIVE    741,858,140.779   96.721

WITHHELD       25,150,626.220    3.279

TOTAL          767,008,766.999   100.000

ROBERT M. GATES
AFFIRMATIVE    740,326,691.979   96.521

WITHHELD       26,682,075.020    3.479

TOTAL          767,008,766.999   100.000

EDWARD C. JOHNSON 3D
AFFIRMATIVE    742,526,984.799   96.808

WITHHELD       24,481,782.200    3.192

TOTAL          767,008,766.999   100.000

E. BRADLEY JONES
AFFIRMATIVE    738,558,877.569   96.291

WITHHELD       28,449,889.430    3.709

TOTAL          767,008,766.999   100.000

DONALD J. KIRK
AFFIRMATIVE    742,698,625.339   96.831

WITHHELD       24,310,141.660    3.169

TOTAL          767,008,766.999   100.000

               # OF              % OF
               SHARES VOTED      SHARES VOTED
PETER S. LYNCH
AFFIRMATIVE    742,804,693.399   96.844

WITHHELD       24,204,073.600    3.156

TOTAL          767,008,766.999   100.000

WILLIAM O. MCCOY
AFFIRMATIVE    742,777,102.439   96.841

WITHHELD       24,231,664.560    3.159

TOTAL          767,008,766.999   100.000

GERALD C. MCDONOUGH
AFFIRMATIVE    740,489,812.019   96.543

WITHHELD       26,518,954.980    3.457

TOTAL          767,008,766.999   100.000

MARVIN L. MANN
AFFIRMATIVE    742,492,623.319   96.804

WITHHELD       24,516,143.680    3.196

TOTAL          767,008,766.999   100.000

ROBERT C. POZEN
AFFIRMATIVE    742,603,015.859   96.818

WITHHELD       24,405,751.140    3.182

TOTAL          767,008,766.999   100.000

THOMAS R. WILLIAMS
AFFIRMATIVE    740,510,918.469   96.545

WITHHELD       26,497,848.530    3.455

TOTAL          767,008,766.999   100.000

PROPOSAL 2
To ratify the selection of Coopers and Lybrand L.L.P. as independent accountants of the fund.
               # OF              % OF
               SHARES VOTED      SHARES VOTED
AFFIRMATIVE    213,832,639.180   95.608

AGAINST        1,910,851.930     0.854

ABSTAIN        7,912,789.160     3.538

TOTAL          767,008,766.999   100.000

PROPOSAL 3
To amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar investment in a fund, rather than on the number of shares owned.
Trust Votes:
               # OF              % OF
               SHARES VOTED      SHARES VOTED
AFFIRMATIVE    689,235,885.364   89.860

AGAINST        38,356,553.755    5.001

ABSTAIN        39,416,327.880    5.139

TOTAL          223,656,280.270   100.000

Spartan Florida Municipal Money Market Votes:
               # OF              % OF
               SHARES VOTED      SHARES VOTED
AFFIRMATIVE    203,330,871.030   90.912

AGAINST        8,814,234.780     3.941

ABSTAIN        11,511,174.460    5.147

TOTAL          223,656,280.270   100.000

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

 To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research
 Company
Boston, MA
SUB-ADVISER, MONEY MARKET FUND
Fidelity Investments
Money Management, Inc.
Merrimack, NH
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President -
INCOME FUND
Boyce I. Greer, Vice President -
MONEY MARKET FUND
Christine Thompson, Vice President -
INCOME FUND
Scott Orr, Vice President -
MONEY MARKET FUND
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant
Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
* INDEPENDENT TRUSTEES
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
  and
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress (registered trademark)    1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE